Exhibit 10.1

$50,000,000

CREDIT AGREEMENT

among

CADIZ INC.

and

CADIZ REAL ESTATE LLC,

as Borrowers,

The Several Lenders from Time to Time Parties Hereto,

and

B. Riley Securities, Inc.,

as Agent

Dated as of July 2, 2021

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SECTION 4. CONDITIONS PRECEDENT		32
4.1	Closing Date Conditions Precedent	32

SECTION 5. AFFIRMATIVE COVENANTS		35
5.1	Financial Statements	35
5.2	Certificates; Other Information	36
5.3	Payment of Obligations	37
5.4	Maintenance of Existence; Compliance	37
5.5	Maintenance of Property; Insurance	37
5.6	Inspection of Property; Books and Records; Discussions	37
5.7	Notices	38
5.8	Environmental Laws	38
5.9	Additional Collateral, etc.	39
5.10	Use of Proceeds	39
5.11	Sanctions; Anti-Corruption Laws	39
5.12	Post-Closing Obligations	39

SECTION 6. NEGATIVE COVENANTS		40
6.1	Indebtedness	40
6.2	Liens	41
6.3	Fundamental Changes	43
6.4	Disposition of Property	43
6.5	Restricted Payments	45
6.6	Investments	45
6.7	Transactions with Affiliates	46
6.8	Sales and Leasebacks	46
6.9	Swap Agreements	46
6.10	Changes in Fiscal Periods	46
6.11	Negative Pledge Clauses	46
6.12	Clauses Restricting Subsidiary Distributions	46
6.13	Lines of Business	47
6.14	Amendments to Organizational Documents	47
6.15	Other Senior Indebtedness	47
6.16	Lease Transaction	47
6.17	Sanctions; Anti-Corruption Use of Proceeds	47

SECTION 7. EVENTS OF DEFAULT		47

SECTION 8. THE AGENT		50
8.1	Appointment	50
8.2	Delegation of Duties	50
8.3	Exculpatory Provisions	50
8.4	Reliance by Agent	51
8.5	Notice of Default	52
8.6	Non-Reliance on Agent and Other Lenders	52
8.7	Indemnification	53
8.8	Agent in Its Individual Capacity	53

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8.9	Successor Agent	53
8.10	Collateral and Guaranty Matters	54
8.11	Agent’s Lease Purchase Options	54

SECTION 9. MISCELLANEOUS		55
9.1	Amendments and Waivers	55
9.2	Notices	55
9.3	No Waiver; Cumulative Remedies	56
9.4	Survival of Representations and Warranties	57
9.5	Payment of Expenses and Taxes; Indemnification	57
9.6	Successors and Assigns; Assignments and Participations	58
9.7	Counterparts	59
9.8	Severability	59
9.9	Integration	60
9.10	Governing Law	60
9.11	Submission to Jurisdiction; Waivers	60
9.12	Acknowledgments	60
9.13	Confidentiality	61
9.14	Waivers of Jury Trial	61

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SCHEDULES AND EXHIBITS

Schedules:

Schedule 1.1A	Loan Commitments
Schedule 1.1B	Mortgaged Properties
Schedule 3.12	Subsidiaries
Schedule 3.16(a)	UCC Filing Jurisdictions
Schedule 3.16(b)	Mortgage Filing Jurisdictions
Schedule 4.1(f)	Governmental Authorizations and Consents
Schedule 6.1	Existing Indebtedness
Schedule 6.2	Existing Liens
Schedule 6.6	Existing Investments

Exhibits:

Exhibit A	Form of Assignment and Assumption
Exhibit B	Form of Compliance Certificate
Exhibit C	Form of Borrowing Notice
Exhibit D	Form of Security Agreement
Exhibit E	Option Agreement
Exhibit F	Initial Subordinated Property
Exhibit G	Forms of Subordination Agreements
Exhibit H	Form of U.S. Tax Compliance Certificates

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CREDIT AGREEMENT (this “Agreement”), dated as of July 2, 2021, among Cadiz Inc., a Delaware corporation (“Cadiz”), and Cadiz Real Estate LLC, a Delaware limited liability company (“CRE”; together with Cadiz, the “Borrowers” and each, a “Borrower”), the lenders from time to time party hereto (“Lenders”) and B. Riley Securities, Inc., as administrative agent (the “Agent”).

A. The Borrowers have requested that the Lenders extend a credit facility to the Borrowers in the form of Loans in an aggregate principal amount of $50,000,000.

B. The Lenders are willing to extend such credit facility to the Borrowers on the terms and conditions set forth herein.

Accordingly, in consideration of the mutual conditions and agreements set forth in this Agreement, and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

Section 1. DEFINITIONS

1.1 Defined Terms. As used in this Agreement, the terms listed in this Section 1.1 shall have the respective meanings set forth in this Section 1.1.

“Affiliate”: as to any Person, any other Person that, directly or indirectly, is in control of, is controlled by, or is under common control with, such Person. For purposes of this definition, “control” of a Person means the power, directly or indirectly, either to (a) vote 20% or more of the securities having ordinary voting power for the election of directors (or persons performing similar functions) of such Person or (b) direct or cause the direction of the management and policies of such Person, whether by contract or otherwise.

“After-Acquired Property”: any fee interest in any real property acquired after the Closing Date by any Loan Party or its Subsidiaries (including all buildings, fixtures or other improvements located thereon and other rights appurtenant thereto).

“After-Acquired Leasehold Property”: any leasehold interest in any real property acquired after the Closing Date by any Loan Party or its Subsidiaries (including all buildings, fixtures or other improvements located thereon and other rights appurtenant thereto).

“Agent”: as defined in the preamble hereto.

“Agreement”: as defined in the preamble hereto, as may be thereafter amended, restated, supplemented or otherwise modified from time to time.

“Applicable Cash Rate”: seven percent (7.00%) per annum.

“Applicable Repayment Fee”: with respect to any repayment or prepayment of Loans pursuant to Section 2.2, Section 2.3(a), or Section 2.6 or upon any acceleration of the outstanding Loans for any reason, including upon commencement of voluntary or involuntary proceedings or otherwise, an amount equal to, in the case of any such repayment, prepayment or acceleration (a) during the period of time from and after the Closing Date until (but excluding) the six-month anniversary of the Closing Date, an amount equal to the product of (i) the principal amount of any such prepayment or repayment, as applicable, of the Loans on such date, multiplied by (ii) zero percent (0.00%), (b) during the period of time from and after the six-month anniversary of the Closing Date until (but excluding) the eighteen-month anniversary of the Closing Date, an amount equal to the product of (i) the principal amount of any such prepayment or repayment, as applicable, of the Loans on such date, multiplied by (ii) two percent (2.00%), (c) during the period of time from and after the eighteen-month anniversary of the Closing Date until (but excluding) the thirty-month anniversary of the Closing Date, an amount equal to the product of (i) the principal amount of any such prepayment or repayment, as applicable, of the Loans on such date, multiplied by (ii) four percent (4.00%), and (d) at any time thereafter an amount equal to the product of (i) the principal amount of any such prepayment or repayment, as applicable, of the Loans on such date, multiplied by (ii) six percent (6.00%).

“Approved Mitigation Bank Land Sale”: a sale of at least 640 acres of the Mitigation Bank Land, the Net Cash Proceeds of which average at least $2,000 per acre.

“Asset Sale”: any Disposition of any Collateral or of any other property of the Borrowers or any of their Subsidiaries.

“Assignee”: as defined in Section 9.6(a).

“Assignment and Assumption”: an Assignment and Assumption, substantially in the form of Exhibit A.

“Base Prospectus”: as defined in Section 2.11(c).

“beneficial owner” and “beneficially own”: as defined under Section 13(d) of the Exchange Act.

“Borrower”: as defined in the preamble hereto.

“Borrowing Notice”: a notice substantially in the form of Exhibit C in respect of the borrowing of the Loans.

“Business”: as defined in Section 3.14(b)(ii).

“Business Day”: a day other than a Saturday, Sunday or other day on which commercial banks in New York City and Los Angeles are authorized or required by law to close.

“Cadiz”: as defined in the Preamble.

“Capital Lease Obligations”: as to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP and, for the purposes of this Agreement, the amount of such obligations at any time shall be the capitalized amount thereof at such time determined in accordance with GAAP.

“Capital Stock”: any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation) and any and all warrants, rights or options to purchase any of the foregoing.

“Cash Equivalents”: (a) securities issued or directly and fully guaranteed or insured by the United States or any agency or instrumentality thereof (provided that the full faith and credit of the United States is pledged in support thereof) having maturities of not more than twelve (12) months from the date of acquisition, (b) Dollar-denominated time deposits and certificates of deposit of (i) any Lender, (ii) any domestic commercial bank of recognized standing having capital and surplus in excess of $500,000,000 or (iii) any bank whose short-term commercial paper rating from S&P is at least A-1 or from Moody’s is at least P-1, in each case with maturities of not more than three hundred sixty-five (365) days from the date of acquisition, (c) commercial paper issued by any issuer bearing at least a “2” rating for any short-term rating provided by S&P and/or Moody’s and maturing within two hundred seventy (270) days of the date of acquisition, (d) repurchase agreements entered into by a Borrower with a bank or trust company (including any of the Lenders) or recognized securities dealer having capital and surplus in excess of $500,000,000 for direct obligations issued by or fully guaranteed by the United States, or for mortgage collateral, in which a Borrower shall have a perfected first priority security interest (subject to no other Liens) and having, on the date of purchase thereof, a fair market value of at least one hundred percent (100%) of the amount of the repurchase obligations, (e) variable or fixed rate notes issued by any issuer rated at least AA by S&P (or the equivalent thereof) or at least Aa2 by Moody’s (or the equivalent thereof) and maturing within one (1) year of the date of acquisition and (f) Investments (classified in accordance with GAAP as current assets) in money market investment programs registered under the Investment Company Act of 1940, as amended, that are administered by reputable financial institutions having capital and surplus of at least $500,000,000 and the portfolios of which are limited to Investments of the character described in the foregoing subclauses hereof.

“Certificate of Designation”: the Certificate of Designation of Series 1 Preferred Stock of Cadiz, filed with the Secretary of State of the State of Delaware on or about March 5, 2020.

“Change of Control”: the occurrence of any of the following: (i) the Loan Parties shall sell or transfer all or substantially all of their assets to any Person other than a Loan Party, (ii) any Borrower shall merge or consolidate with another Person other than a Borrower in a transaction not permitted by this Agreement, (iii) any “person” or “group” (as such terms are used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the “beneficial owner”, directly or indirectly, of more than fifty percent (50%) of the outstanding Common Stock (including shares of Common Stock issuable upon conversion of shares of Series 1 Preferred Stock of Cadiz), or (iv) Cadiz fails to own and control, directly or indirectly, 100% of the Capital Stock of each other Loan Party.

“Closing Date”: the date on which the conditions set forth in Section 4.1 are satisfied (or waived in accordance with Section 9.1), unless another date is agreed to in writing by the parties hereto.

“Code”: the Internal Revenue Code of 1986, as amended from time to time.

“Collateral”: all property of the Borrowers and their Subsidiaries, now owned or hereafter acquired, upon which a Lien is purported to be created by any Security Document.

“Common Stock”: the common Capital Stock, par value $0.01 per share, of Cadiz.

“Commonly Controlled Entity”: an entity, whether or not incorporated, that is under common control with a Borrower within the meaning of section 4001 of ERISA or is part of a group that includes a Borrower and that is treated as a single employer under section 414 of the Code.

“Company Intellectual Property”: all Intellectual Property necessary for the conduct of the business of the Loan Parties as currently conducted.

“Compliance Certificate”: a certificate duly executed by a Responsible Officer substantially in the form of Exhibit B.

“Connection Income Taxes”: Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Contractual Obligation”: as to any Person, any provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

“CRE”: as defined in the Preamble.

“Default”: any of the events specified in Section 7, whether or not any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Depositary Receipts”: means depositary receipts representing interests in shares of Preferred Stock.

“Disposition”: with respect to any property, any sale, lease, sale and leaseback, assignment, conveyance, transfer, license or other disposition (including pursuant to a condemnation) thereof. The terms “Dispose” and “Disposed of” shall have correlative meanings.

“Dollars” and “$”: dollars in lawful currency of the United States.

“Environmental Laws”: any and all foreign, Federal, state, local or municipal laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law (including common law) regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment.

“Environmental Report(s)”: as defined in Section 3.14(a).

“ERISA”: the Employee Retirement Income Security Act of 1974, as amended from time to time.

“Event of Default”: any of the events specified in Section 7; provided that any requirement for the giving of notice, the lapse of time, or both, has been satisfied.

“Exchange Act”: the Securities Exchange Act of 1934 and the Rules and Regulations promulgated thereunder, in each case, as amended.

“Exchange Date”: as defined in Section 2.11(b).

“Exchange Price”: as defined in Section 2.11(a)(i).

“Excluded Taxes”: any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Loan Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Loan Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.12, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.12(g) and (d) any U.S. federal withholding Taxes imposed under FATCA.

“Existing Credit Agreement”: that certain Credit Agreement, dated as of May 1, 2017 (as amended, restated or otherwise modified prior to the date hereof), among the Borrowers, the lenders party thereto and Wells Fargo Bank, National Association, as agent.

“FATCA”: Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code.

“FCPA”: as defined in Section 3.20(b).

“Fee Letter”: as defined in Section 0.

“Foreign Lender”: a Lender that is not a U.S. Person.

“GAAP”: generally accepted accounting principles in the United States as in effect from time to time. In the event that any “Accounting Change” (as defined below) shall occur and such change results in a change in the standards or terms in this Agreement, then the Borrowers and the Agent agrees to enter into negotiations in order to amend such provisions of this Agreement so as to reflect equitably such Accounting Changes with the desired result that the criteria for evaluating the Borrower’s financial condition shall be the same after such Accounting Changes as if such Accounting Changes had not been made. Until such time as such an amendment shall have been executed and delivered by the Borrowers and the Agent, all standards and terms in this Agreement shall continue to be calculated or construed as if such Accounting Changes had not occurred. “Accounting Changes” refers to changes in accounting principles required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board of the American Institute of Certified Public Accountants or, if applicable, the SEC.

“Governmental Authority”: any nation or government, any state or other political subdivision thereof, any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative functions of or pertaining to government, any securities exchange and any self-regulatory organization.

“Guarantee Obligation”: as to any Person (the “Guaranteeing Person”), any obligation, including a reimbursement, counterindemnity or similar obligation, of the Guaranteeing Person that guarantees or in effect guarantees, or which is given to induce the creation of a separate obligation by another Person (including any bank under any letter of credit) that guarantees or in effect guarantees, any Indebtedness, leases, dividends or other obligations (the “Primary Obligations”) of any other third Person (the “Primary Obligor”) in any manner, whether directly or indirectly, including any obligation of the Guaranteeing Person, whether or not contingent, (i) to purchase any such Primary Obligation or any property constituting direct or indirect security therefor, (ii) to advance or supply funds (1) for the purchase or payment of any such Primary Obligation or (2) to maintain working capital or equity capital of the Primary Obligor or otherwise to maintain the net worth or solvency of the Primary Obligor, (iii) to purchase property, securities or services primarily for the purpose of assuring the owner of any such Primary Obligation of the ability of the Primary Obligor to make payment of such Primary Obligation or (iv) otherwise to assure or hold harmless the owner of any such Primary Obligation against loss in respect thereof; provided, however, that the term Guarantee Obligation shall not include endorsements of instruments for deposit or collection in the ordinary course of business. The amount of any Guarantee Obligation of any Guaranteeing Person shall be deemed to be the maximum amount for which such Guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guarantee Obligation, unless such Primary Obligation and the maximum amount for which such Guaranteeing Person may be liable are not stated or determinable, in which case the amount of such Guarantee Obligation shall be such Guaranteeing Person’s maximum reasonably anticipated liability in respect thereof as determined by the Borrowers in good faith.

“Guaranty”: as defined in Section 6.4(k).

“Hemp Tenant”: SoCal Hemp JV LLC.

“Indebtedness”: of any Person at any date, without duplication, (a) all indebtedness of such Person for borrowed money, (b) all obligations of such Person for the deferred purchase price of property or services (other than current trade payables incurred in the ordinary course of such Person’s business), (c) all obligations of such Person evidenced by notes, bonds, debentures or other similar instruments, (d) all indebtedness created or arising under any conditional sale or other title retention agreement with respect to property acquired by such Person (even though the rights and remedies of the seller or lender under such agreement in the event of default are limited to repossession or sale of such property), (e) all Capital Lease Obligations of such Person, (f) all obligations of such Person, contingent or otherwise, as an account party or applicant under or in respect of acceptances, letters of credit, surety bonds or similar arrangements, (g) the liquidation value of all redeemable preferred Capital Stock of such Person, (h) all Guarantee Obligations of such Person in respect of obligations of the kind referred to in clauses (a) through (g) above, (i) all obligations of the kind referred to in clauses (a) through (h) above secured by (or for which the holder of such obligation has an existing right, contingent or otherwise, to be secured by) any Lien on property (including accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such obligation, and (j) for the purposes of Section 7(e) only, all obligations of such Person in respect of Swap Agreements. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness expressly provide that such Person is not liable therefor. For the avoidance of doubt, there are no obligations of any Loan Party under the Lease Transaction that constitute Indebtedness for purposes of this Agreement.

“Indemnified Liabilities”: as defined in Section 9.5.

“Indemnified Taxes”: (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of any Loan Party under any Loan Document and (b) to the extent not otherwise described in (a), Other Taxes.

“Indemnitee”: as defined in Section 9.5.

“Initial Subordinated Property”: that parcel of the Mortgaged Property more fully described on Exhibit F hereto.

“Insolvency”: with respect to any Multiemployer Plan, the condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

“Insolvent”: pertaining to a condition of Insolvency.

“Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, and whether registered, issued or subject to a pending application, including copyrights, copyright licenses, patents, patent licenses, trademarks, trademark licenses, technology, software, trade secrets, know-how and processes, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

“Interest Date”: as defined in Section 2.4(a).

“Investments”: as defined in Section 6.6.

“IRS”: the United States Internal Revenue Service.

“Issuances”: as defined in Section 2.11(c).

“Lease”: each of the Lease Agreement, the Limoneira Lease Agreement and the SoCal Hemp Lease Agreement.

“Lease Agreement”: that certain Amended and Restated Cadiz – Fenner Valley Farm Lease, dated as of February 8, 2016, entered into among the Borrowers and the Lessee.

“Lease Documents”: the Lease Agreement, the Subordination Agreement relating to the Lease Agreement, the Option Agreement, the Memorandum of Lease, the Tenant Deed of Trust (as defined in the Subordination Agreement relating to the Lease Agreement) and the other agreements related thereto.

“Lease Transaction”: the lease of the Initial Subordinated Property to the Lessee pursuant to the Lease Agreement.

“Lenders”: as defined in the preamble hereto.

“Lessee”: Fenner Valley Farm, LLC and its successors and permitted assigns under the Lease Agreement.

“Lien”: any mortgage, deed of trust, deed to secure debt, pledge, hypothecation, assignment, deposit arrangement, encumbrance, lien (statutory or other), charge or other security interest or any preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement and any capital lease having substantially the same economic effect as any of the foregoing).

“Limoneira Lease Agreement”: that certain Cadiz-Limoneira Amended and Restated Lease dated February 2, 2015 by and between Cadiz and Limoneira Company (“Limoneira”).

“Loans”: as defined in Section 2.1(a).

“Loan Commitment”: the commitment of a Lender to make a Loan, and “Loan Commitments” means such commitments of all Lenders in the aggregate. The amount of each Lender’s Loan Commitment, if any, is set forth in Schedule 1.1A or in the applicable Assignment and Assumption. The aggregate amount of the Loan Commitments as of the Closing Date is $50,000,000.

“Loan Documents”: this Agreement, the Security Documents, the Warrants, the Fee Letter, any Guaranty and any amendment, waiver, supplement or other modification to any of the foregoing.

“Loan Parties”: the Borrowers, any of their Subsidiaries that is a party to a Loan Document, and any Person who becomes a party to a Guaranty.

“Longitudinal Lease Agreement”: that certain Longitudinal Lease Agreement dated September 17, 2008 by and between CRE and Arizona & California Railroad Company, a Delaware corporation (“ARZC”) as amended by that certain Amendment to Longitudinal Lease Agreement dated December 20, 2011.

“Material Adverse Effect”: (a) a material adverse effect on the business, property, operations, or condition (financial or other) of the Borrowers and their Subsidiaries, taken as a whole, (b) a material adverse effect on the ability of any Loan Party to perform its material obligations under any Loan Document to which it is a party, or (c) a material adverse effect on the validity or enforceability of this Agreement or any of the other Loan Documents or the rights or remedies of the Lenders hereunder or thereunder.

“Material Leased Property”: any material real property located in the United States in which a Loan Party or any of their Subsidiaries has a leasehold, subleasehold, easement or other real property interest (excluding any such real property that is used primarily for executive and administrative functions of the Loan Parties).

“Materials of Environmental Concern”: any hazardous or toxic substances, materials or wastes, defined or regulated as such in or under any Environmental Law, including asbestos, polychlorinated biphenyls and urea-formaldehyde insulation.

“Maturity Date”: July 2, 2024.

“Memorandum of Lease”: that certain Memorandum of Amended and Restated Cadiz – Fenner Valley Farm Lease, dated as of February 8, 2016, entered into between CRE and the Lessee for the purpose of memorializing the Lease Agreement, which memorandum was recorded on February 10, 2016 as Instrument No. 2016-0053694 in the Official Records of San Bernardino County, California.

“Mitigation Bank Land”: approximately 7,500 acres of land as described in the Fenner Valley Desert Tortoise Conservation Bank application dated September 4, 2013.

“Mortgage”: each mortgage, deed of trust, or deed to secure debt, as applicable, and any amendments, restatements, supplements or other modifications thereto, made by any Loan Party in favor of, or for the benefit of, the Agent for the benefit of the Lenders (with such changes thereto to which Agent shall reasonably consent to account for the law of the jurisdiction in which such mortgage, deed of trust or deed to secure debt, as applicable, is to be recorded).

“Mortgaged Property” and “Mortgaged Properties”: individually, a real property, and collectively, the real properties (including all buildings, fixtures or other improvements located thereon and other rights appurtenant thereto), as the context requires, listed on Schedule 1.1B, as to which the Agent for the benefit of the Lenders shall be granted a Lien pursuant to a Mortgage.

“Multiemployer Plan”: a Plan that is a multiemployer plan as defined in Section 4001(a)(3) of ERISA.

“Net Cash Proceeds”: with respect to any event (a) the cash proceeds actually received (directly or indirectly) from time to time in respect of such event including (i) any cash received in respect of any non-cash proceeds (including any cash payments received by way of deferred payment of principal pursuant to a note or installment receivable or purchase price adjustment receivable or otherwise, but excluding any interest payments), but only as and when received, (ii) in the case of a casualty, insurance proceeds, (iii) in the case of a condemnation or similar event, condemnation awards and similar payments, and (iv) any proceeds received as a result of unwinding any related Swap Agreements in connection with any related transaction, in each case net of (b) the sum of (i) all reasonable costs, fees and out-of-pocket fees, commissions, charges and expenses (including reasonable fees, costs and expenses related to appraisals, surveys, brokerage, finder, underwriting, arranging, legal, investment banking, placement, printing, auditor, accounting, title, environmental (including remedial expenses), title exceptions and encumbrances, and finder’s fees, success fees or similar fees and commissions) paid or payable by the Borrowers and the Subsidiaries to third parties (other than Affiliates) in connection with such event, (ii) in the case of a Disposition of an asset (including pursuant to a casualty or a condemnation or similar proceeding), (u) the amount of all payments required to be made (or required to be escrowed) by the Borrowers and the Subsidiaries as a result of such event to repay (or establish an escrow, trust, defeasance, discharge or redemption account or similar arrangement for the repayment of) Indebtedness (other than the Obligations) secured by a Lien prior to the Lien of the Agent on such asset to the extent such Lien is permitted pursuant to Section 6.2 (provided that if any amounts in such accounts or subject to such agreements are released to the Borrowers and its Subsidiaries such amounts shall constitute Net Cash Proceeds upon release), (v) any reasonable relocation expenses incurred as a result of the disposition thereof, (w) any reasonable costs associated with unwinding any related Swap Agreements in connection with such transaction, any deduction of appropriate amounts to be provided by a Borrower or any of its Subsidiaries, (x) refunds contractually or legally due to customers that are Governmental Authorities, or contractors or sub-contractors of Governmental Authorities, in respect of such cash proceeds, (y) any deduction of appropriate amounts to be provided by a Borrower or any Subsidiary as a reserve in accordance with GAAP against any liabilities associated with the asset disposed of in such transaction and retained by such Borrower or Subsidiary after such sale or other disposition thereof, including, without limitation, pension and other post-employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with such transaction, and (z) any amounts provided as a reserve, in accordance with GAAP, or amounts placed in escrow, against any purchase price adjustment associated with such Disposition, (iii) the amount of all taxes (including transfer tax and recording tax) paid (or reasonably estimated to be payable) by the Borrowers and the Subsidiaries, and the amount of any reserves established by the Borrowers and the Subsidiaries to fund contingent liabilities reasonably estimated to be payable, in each case during the year that such event occurred or the next succeeding year and that are directly attributable to such event (as determined reasonably and in good faith by a Responsible Officer of the applicable Borrower), and (iv) (v) all other amounts deposited in trust or escrow or paid for the benefit of any third party (other than Affiliates) or to which any third party (other than Affiliates) may be entitled in connection with such event; provided that any such amounts returned to the Borrowers or any Subsidiary or upon the reversal of any reserve described above shall constitute Net Cash Proceeds when actually received or reversed.

“Northern Pipeline”: an existing, and to be improved, 217-mile pipeline that runs from certain property owned by the Loan Parties through the Fenner Valley of Eastern San Bernardino County in a northwesterly direction with its terminus at Wheeler Ridge.

“Northern Pipeline Real Property Interests”: any material real property owned in fee or leasehold, subleasehold, easement or other interest in real property owned by a Loan Party or any of their Subsidiaries relating to the Northern Pipeline.

“Obligations”: the unpaid principal of and interest on (including interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) the Loans and all other obligations and liabilities of the Borrowers to the Agent or to any Lender, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, reimbursement obligations, fees (including the Applicable Repayment Fee), indemnities, costs, expenses (including all reasonable fees, charges and disbursements of counsel to the Agent or to any Lender that are required to be paid by the Borrowers pursuant hereto) or otherwise.

“OFAC”: as defined in Section 3.20.

“Option Agreement”: an agreement evidencing the Lease Purchase Option (as defined in the Lease Agreement) in the form attached to the Lease Agreement as Exhibit E.

“Organizational Documents”: (i) with respect to any corporation, its certificate or articles of incorporation or organization, as amended, and its bylaws, as amended, (ii) with respect to any limited partnership, its certificate of limited partnership, as amended, and its partnership agreement, as amended, (iii) with respect to any general partnership, its partnership agreement, as amended, and (iv) with respect to any limited liability company, its certificate of formation, as amended, and its operating agreement, as amended, or in each case any such similar document. In the event any term or condition of this Agreement or any other Loan Document requires any Organizational Document to be certified by a secretary of state or similar governmental official, the reference to any such “Organizational Document” shall only be to a document of a type customarily certified by such governmental official.

“Other Connection Taxes”: with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes”: all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment.

“Participant Register”: as defined in Section 9.6(b).

“Patriot Act”: the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (Title III of Pub. L. No. 107 56 (signed into law October 26, 2001)).

“PBGC”: the Pension Benefit Guaranty Corporation established pursuant to Subtitle A of Title IV of ERISA (or any successor).

“Person”: an individual, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, Governmental Authority or other entity of whatever nature.

“Plan”: at a particular time, any employee benefit plan that is covered by ERISA and in respect of which a Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.

“Preferred Stock”: the Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share, of Cadiz.

“Project”: the Cadiz Valley Water Conservation, Recovery and Storage Project, as described in the Project FEIR and the development and connection of the Northern Pipeline for the conveyance and delivery of water that is made available in accordance with applicable Requirements of Law.

“Project Documents”: those definitive agreements directly entered into in connection with the Project (including, but not limited to, each Water Purchase Agreement and lease of the Northern Pipeline), in each case, as the same may be amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof.

“Project FEIR”: the certified Environmental Impact Report for the Project, for which SMWD was the lead agency, as it may be amended or supplemented from time to time.

“Project Participant”: any entity identified in the Project FEIR as a “Project Participant” and any entity contracting for receipt of Project Water.

“Project Water”: groundwater produced and deliverable to Project Participants from the Fenner Valley Aquifer System.

“Prospectus”: as defined in Section 2.11(c).

“Prospectus Supplement”: as defined in Section 2.11(c).

“Recipient”: (a) the Agent or (b) any Lender.

“Recovery Event”: any loss of, damage to or destruction of, or any condemnation or other taking for public use of, any property.

“Register”: as defined in Section 9.6(a).

“Registration Statement”: as defined in Section 2.11(c).

“Reorganization”: with respect to any Multiemployer Plan, the condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

“Reportable Event”: any of the events set forth in Section 4043(c) of ERISA, other than those events as to which the thirty (30) day notice period is waived under subsections .27, .28, .29, .30, .31, .32, .34 or .35 of PBGC Reg. 4043.

“Required Lenders”: at any time, the holders of more than 50% of the aggregate unpaid principal amount of the Loans then outstanding.

“Requirement of Law”: as to any Person, the Organizational Documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Responsible Officer”: the chief executive officer, president or chief financial officer of the Borrower, but in any event, with respect to financial matters, the chief financial officer of the Borrower.

“Restricted Payments”: as defined in Section 6.5.

“Rule 462(b) Registration Statement”: as defined in Section 2.11(c).

“Rules and Regulations”: the rules and regulations of the SEC.

“Sanctions”: as defined in Section 3.20.

“SEC”: the Securities and Exchange Commission, any successor thereto and any analogous Governmental Authority.

“Securities Act”: the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder, all as the same shall be in effect at the time.

“Security Agreement”: the Security Agreement to be executed and delivered by the Loan Parties and the Agent, substantially in the form of Exhibit D, as thereafter amended, restated, supplemented or otherwise modified from time to time.

“Security Documents”: the collective reference to the Security Agreement, any Mortgage and all other security documents hereafter delivered to the Agent granting a Lien on any property of any Person to secure the obligations and liabilities of any Borrower under any Loan Document.

“Single Employer Plan”: any Plan that is covered by Title IV of ERISA, but that is not a Multiemployer Plan.

“SMWD”: the Santa Margarita Water District.

“SoCal Hemp Lease Agreement”: that certain Agricultural Lease dated July 31, 2019 between Cadiz Real Estate LLC and Hemp Tenant, as amended by that certain First Amendment to Agricultural Lease dated as of March 1, 2020.

“Solvent”: when used with respect to any Person, means that, as of any date of determination, (a) the amount of the “present fair saleable value” of the assets of such Person will, as of such date, exceed the amount of all “liabilities of such Person, contingent or otherwise”, as of such date, as such quoted terms are determined in accordance with applicable federal and state laws governing determinations of the insolvency of debtors, (b) the present fair saleable value of the assets of such Person will, as of such date, be greater than the amount that will be required to pay the liability of such Person on its debts as such debts become absolute and matured, (c) such Person will not have, as of such date, an unreasonably small amount of capital with which to conduct its business, and (d) such Person will be able to pay its debts as they mature. For purposes of this definition, (i) ”debt” means liability on a “claim”, and (ii) ”claim” means any (x) right to payment, whether or not such a right is reduced to judgment, liquidated, unliquidated, fixed, contingent, matured, unmatured, disputed, undisputed, legal, equitable, secured or unsecured or (y) right to an equitable remedy for breach of performance if such breach gives rise to a right to payment, whether or not such right to an equitable remedy is reduced to judgment, fixed, contingent, matured or unmatured, disputed, undisputed, secured or unsecured.

“Southern Pipeline”: a planned 43-mile pipeline that will run from certain property owned by the Loan Parties through Cadiz Valley in a southeasternly direction with its terminus at the Colorado River Aqueduct.

“Southern Pipeline Real Property Interests”: any material real property owned in fee or leasehold, subleasehold, easement or other interest in real property owned by a Loan Party or any of their Subsidiaries relating to the Southern Pipeline, including, but not limited to, the Longitudinal Lease Agreement.

“Subordination Agreements”: the Subordination, Nondisturbance and Attornment Agreements in the forms attached hereto as Exhibit G.

“Subsidiary”: as to any Person, a corporation, partnership, limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power (other than stock or such other ownership interests having such power only by reason of the happening of a contingency) to elect a majority of the board of directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person. Unless otherwise qualified, all references to a “Subsidiary” or to “Subsidiaries” in this Agreement shall refer to a Subsidiary or Subsidiaries of the Borrower.

“Swap Agreement”: (a) any and all rate swap transactions, basis swaps, credit derivative transactions, forward rate transactions, commodity swaps, commodity options, forward commodity contracts, equity or equity index swaps or options, bond or bond price or bond index swaps or options or forward bond or forward bond price or forward bond index transactions, interest rate options, forward foreign exchange transactions, cap transactions, floor transactions, collar transactions, currency swap transactions, cross-currency rate swap transactions, currency options, spot contracts, or any other similar transactions or any combination of any of the foregoing (including any options to enter into any of the foregoing), whether or not any such transaction is governed by or subject to any master agreement, and (b) any and all transactions of any kind, and the related confirmations, which are subject to the terms and conditions of, or governed by, any form of master agreement published by the International Swaps and Derivatives Association, Inc., any International Foreign Exchange Master Agreement, or any other master agreement (any such master agreement, together with any related schedules, a “Master Agreement”), including any such obligations or liabilities under any Master Agreement.

“Taxes”: all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Title Company”: Fidelity National Title Company.

“Title Policy”: as defined in Section 4.1(g).

“U.S. Borrower”: any Borrower that is a U.S. Person.

“U.S. Person”: any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“U.S. Tax Compliance Certificate”: as defined in Section 2.12(g).

“United States” or “U.S.”: the United States of America.

“Warrants”: warrants to purchase Common Stock issued by Cadiz to the Lenders (or their respective nominees or designees) on the Closing Date.

“Water Purchase Agreement”: a water purchase and sale agreement by and between Cadiz, CRE, FVMWC and one or more Project Participants providing for the sale of Project Water, as thereafter amended, restated, supplemented or otherwise modified from time to time.

“Withholding Agent”: any Loan Party and the Agent.

1.2 Other Definitional Provisions. Unless otherwise specified therein, all terms defined in this Agreement shall have the defined meanings when used in the other Loan Documents or any certificate or other document made or delivered pursuant hereto or thereto.

(a) As used herein and in the other Loan Documents, and any certificate or other document made or delivered pursuant hereto or thereto, (i) accounting terms relating to any Loan Party not defined in Section 1.1 and accounting terms partly defined in Section 1.1, to the extent not defined, shall have the respective meanings given to them under GAAP, (ii) the words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”, (iii) the word “incur” shall be construed to mean incur, create, issue, assume, become liable in respect of or suffer to exist (and the words “incurred” and “incurrence” shall have correlative meanings), (iv) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, Capital Stock, securities, revenues, accounts, leasehold interests and contract rights, and (v) references to agreements or other Contractual Obligations shall, unless otherwise specified, be deemed to refer to such agreements or Contractual Obligations as amended, supplemented, restated, supplemented, or otherwise modified from time to time.

(b) The words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

(c) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

1.3 Changes in Accounting Principles. If, after the date of this Agreement, there shall occur any change in GAAP from those used in the preparation of the financial statements referred to in Section 5.1 and such change shall result in a change in the method of calculation of any financial covenant (if any), standard or term found in this Agreement, either Borrowers or the applicable Lenders may by notice to the other, respectively, require that the Lenders and Borrowers negotiate in good faith to amend such covenants, standards, and terms so as equitably to reflect such change in accounting principles, with the desired result being that the criteria for evaluating the financial condition of any Borrower and its Subsidiaries shall be the same as if such change had not been made. No delay by any Borrower or the applicable Lenders in requiring such negotiation shall limit their right to so require such a negotiation at any time after such a change in accounting principles. Until any such covenant, standard, or term is amended in accordance with this Section 1.3, financial covenants shall be computed and determined in accordance with GAAP in effect prior to such change in accounting principles. Notwithstanding anything to the contrary above or in the definition of “Capitalized Lease Obligation”, for purposes of all calculations and deliverables under this Agreement or any other Loan Document, (a) any lease that would have been categorized as an operating lease as determined in accordance with GAAP prior to giving effect to (i) the issuance by the Financial Accounting Standards Board on February 25, 2016 of an Accounting Standards Update (ASC 842) or (ii) any changes in GAAP subsequent to the Closing Date, shall continue to be deemed an operating lease for all purposes hereunder, and (b) in the event of a change under GAAP (or the application thereof) requiring all leases to be capitalized, only those leases that would result or would have resulted in Capitalized Lease Obligations on the Closing Date hereunder (subject to the foregoing clause (a)) shall be considered capital leases hereunder. Without limiting the generality of the foregoing, Borrowers shall neither be deemed to be in compliance with financial covenant (if any) hereunder nor out of compliance with any financial covenant hereunder if such state of compliance or noncompliance, as the case may be, would not exist but for the occurrence of a change in accounting principles after the date hereof.

Section 2. AMOUNT AND TERMS OF LOANS

2.1 Loans; Borrowing Mechanics.

(a) Subject to the terms and conditions hereof, each Lender severally agrees to make, and the Borrowers agree to borrow, on the Closing Date, a term loan (collectively, the “Loans”) in an amount not to exceed the Loan Commitment of each such Lender. The Loan Commitment of each such Lender will terminate in full upon the making of such Loans on the Closing Date.

(b) The Borrowers shall deliver to the Agent a fully executed Borrowing Notice not later than 12:00 noon (New York City time) (or such later time as the Agent may consent to in its sole discretion) one (1) Business Day prior to the Closing Date with respect to the Loans to be made on the Closing Date. Promptly upon receipt by the Agent of such Borrowing Notice, the Agent shall notify each Lender of the proposed borrowing.

(c) Each Lender shall make its Loan available to the Agent not later than 12:00 noon (New York City time) on the Closing Date, by wire transfer of same day funds in Dollars, to the Agent’s account. Upon satisfaction or waiver of the conditions precedent specified herein, including Section 4.1, the Agent shall make the proceeds of the Loans available to the Borrowers on the Closing Date by causing an amount of same day funds in Dollars equal to the proceeds of all such Loans received by the Agent from the Lenders to be credited to the account designated in the Borrowing Notice.

(d) The Borrowers shall not have any right to reborrow any portion of any Loan that may be repaid or prepaid from time to time.

2.2 Repayment of Loans. The outstanding principal amount of the Loans plus the Applicable Repayment Fee shall be due and payable on the Maturity Date to the Agent for the account of each Lender as set forth in the Register referenced in Section 9.6(a). Any repayment pursuant to this Section 2.2 shall be accompanied by the payment of any accrued and unpaid interest.

2.3 Optional Prepayments.

(a) At any time and from time to time, the Borrowers may prepay the Loans, in whole or in part (in increments of not less than $100,000), upon at least three (3) Business Days’ notice to the Agent, which notice shall specify the principal amount of the Loans to be prepaid, the total prepayment amount and the date on which such prepayment will be delivered to the Agent. Any optional prepayment pursuant to this clause (a) shall be accompanied by the payment of any accrued and unpaid interest on the principal amount of the Loans to be prepaid and the Applicable Repayment Fee.

(b) The Agent shall deliver any prepayment notice it receives from the Borrowers under this Section 2.3(a) to the Lenders within three (3) Business Days of receipt of such notice.

(c) The Borrowers shall not have any right to prepay the Loans other than as set forth in this Section 2.3 and as required by Section 2.6.

2.4 Interest Rates and Payment Dates.

(a) Interest on all Loans shall be due quarterly in cash in immediately available funds on each March 31, June 30, September 30 and December 31 (each, an “Interest Date”) beginning on September 30, 2021. Interest on all Loans shall accrue on the outstanding principal amount of the Loans at a rate per annum equal to the Applicable Cash Rate from and including the Closing Date through but excluding the date of payment or prepayment.

(b) Upon the occurrence and during the continuation of an Event of Default, all outstanding amounts (whether or not overdue) shall bear interest at a rate per annum equal to the Applicable Cash Rate plus four percent (4%) (“Default Interest”). Default Interest shall be paid in cash in immediately available funds on demand.

2.5 Computation of Interest and Fees. Interest and fees payable pursuant hereto shall be calculated on the basis of a 360-day year for the actual days elapsed.

2.6 Mandatory Prepayments.

(a) In the event of any Asset Sale pursuant to Section 6.4(a), the Borrowers shall, within five (5) Business Days after the receipt of Net Cash Proceeds of such Asset Sale, apply 100% of the Net Cash Proceeds of such Asset Sale first to prepay all amounts due under the Loans and the Applicable Repayment Fee thereon in accordance with Section 2.7; provided that no prepayment shall be required under this Section 2.6(a) unless and until the aggregate Net Cash Proceeds received during any fiscal year from Asset Sales exceeds $250,000 in the aggregate (and only such amount in excess of the foregoing threshold amount shall be required to be applied to prepay the Loans); provided further that so long as no Event of Default has occurred and is continuing, the recipient of such Net Cash Proceeds may reinvest such Net Cash Proceeds within three hundred sixty-five (365) days after receipt of such proceeds (or within one hundred eighty (180) days after such proceeds become subject to a binding commitment to reinvest such proceeds within three hundred sixty-five (365) days of receipt thereof), in assets of a kind used or useful in the business of a Borrower or any of its Subsidiaries. Subject to, and in addition to, the provisos in the preceding sentence, the Borrowers may (a) retain up to 50% of the first $10,000,000 of Net Cash Proceeds from an Approved Mitigation Bank Land Sale for working capital and general corporate purposes without having to make a mandatory prepayment with respect thereto and (b) retain any additional Net Cash Proceeds from an Approved Mitigation Bank Land Sale without having to make a mandatory prepayment with respect thereto; provided that (i) the Borrowers deliver a certificate to the Agent stating that such proceeds will be used to pay cash interest on the Loans pursuant to Section 2.4(a) within ten (10) days of receipt thereof, (ii) such proceeds are deposited in a deposit account subject to the control of the Agent, and (iii) upon the earlier of (x) the expiration of the period specified in the relevant certificate furnished to the Agent or (y) the occurrence and continuance of an Event of Default, such proceeds, if not theretofore so used, shall be used to prepay the Loans.

(b) In the event of any Recovery Event, the Borrowers or any Subsidiary shall within five (5) Business Days after the receipt of Net Cash Proceeds of such Recovery Event, apply 100% of the Net Cash Proceeds of such Recovery Event first to prepay all amounts due under the Loans and the Applicable Repayment Fee thereon in accordance with Section 2.7; provided that that no prepayment shall be required under to this Section 2.6(b) unless and until the aggregate Net Cash Proceeds received during any fiscal year from Recovery Events exceed $250,000 in the aggregate (and only such amount in excess of the foregoing threshold amount shall be required to be applied to prepay the Loans); provided further that, and so long as no Event of Default has occurred and is continuing, the recipient (other than Agent) of any Net Cash Proceeds from a Recovery Event may reinvest such proceeds within three hundred sixty-five (365) days after receipt of such proceeds (or within one hundred eighty (180) days after such proceeds become subject to a binding commitment to reinvest such proceeds within three hundred sixty-five (365) days of receipt thereof), in assets of a kind used or useful in the business of a Borrower or any of its Subsidiaries.

(c) In the event of any incurrence of Indebtedness by the Borrowers or the Subsidiaries (other than any cash proceeds from the issuance of Indebtedness permitted pursuant to Section 6.1), the Borrowers shall within five (5) Business Days apply 100% of the Net Cash Proceeds received with respect thereto to prepay amounts due under the Loans and the Applicable Repayment Fee thereon in accordance with Section 2.7.

(d) In the event of any public offering of Depositary Receipts, the Borrowers shall within five (5) Business Days, apply (i) in the case of the time period commencing on the Closing Date and ending on, and including, the date that is the six (6) month anniversary of the Closing Date, 25%, (ii) in the case of the time period commencing on the date that is the day immediately following the six (6) month anniversary of the Closing Date and ending on, and including, the date that is the one (1) year anniversary of the Closing Date, 50%, and (iii) at any time thereafter, 75%, of the Net Cash Proceeds received with respect thereto to prepay amounts due under the Loans and the Applicable Repayment Fee thereon in accordance with Section 2.7.

(e) The Agent shall deliver any notice of deposit it receives from the Borrowers under this Section 2.6 to the Lenders within three (3) Business Days. Following an Event of Default and during the continuance thereof, subject to Section 5.5 of the Security Agreement with respect to the proceeds of Collateral, any payments made shall be applied (a) first, to pay all outstanding fees and other amounts owed to the Agent and (b) second, on a pro rata basis, to all amounts due under the Loans. Any prepayment pursuant to this Section 2.6 shall be accompanied by the payment of any accrued and unpaid interest.

2.7 Application of Mandatory and Optional Prepayments. Unless waived by the Required Lenders, all payments made pursuant to Section 2.2, Section 2.6 (subject to, upon the occurrence and during the continuation of any Event of Default, Section 5.5 of the Security Agreement with respect to the proceeds of Collateral) and 2.3(a) shall be applied (a) first, to pay all outstanding fees and other amounts owed to the Agent and (b) second, on a pro rata basis, to all amounts due under the Loans and the Applicable Repayment Fee thereon. Such payments shall permanently reduce the principal balance of the Loans.

2.8 Remittance of Payments to the Lenders. All payments received by the Agent on behalf of the Lenders under this Agreement shall be remitted to the Lenders within one (1) Business Day following receipt thereof in accordance with the applicable terms hereof.

2.9 Relationship of the Lenders. The holders of the Loans shall, for all purposes hereunder, be considered one class of holders with a pari passu security interest in the Collateral and shall vote together on all matters as a single class.

2.10 Fees. The Borrowers shall pay to the Agent, for its own account, the fees and other charges earned, due and payable in the amounts and at the times set forth in the fee letter dated as of the Closing Date (the “Fee Letter”). All fees shall be paid on the dates due, in immediately available funds, to the Agent as provided therein. Once due, all fees shall be fully earned and shall not be refundable under any circumstances.

2.11 Exchange.

(a) So long as any principal amount or interest is owing to a Lender under any Loan, such Lender shall have the right to exchange such outstanding principal amount and unpaid interest for Depositary Receipts in accordance with the terms set forth below:

(i) At any time on or before the twelve (12)-month anniversary of the Closing Date, up to twenty-five percent (25%) of the outstanding principal amount and unpaid interest under such Loan may be exchanged for Depositary Receipts based upon a price per share of Preferred Stock of $25,000.00 ($25.00 per depositary receipt) (the “Exchange Price”).

(ii) At any time after the twelve (12)-month anniversary of the Closing Date and on or before the eighteen (18)-month anniversary of the Closing Date, up to fifty percent (50%) of the outstanding principal amount and unpaid interest under such Loan may be exchanged for Depositary Receipts at the Exchange Price.

(iii) At any time after the eighteen (18)-month anniversary of the Closing Date and on or before the twenty-four (24)-month anniversary of the Closing Date, up to seventy-five percent (75%) of the outstanding principal amount and unpaid interest under such Loan may be exchanged for Depositary Receipts at the Exchange Price.

(iv) At any time after the twenty-four (24)-month anniversary of the Closing Date, up to one hundred percent (100%) of the outstanding principal amount and unpaid interest under such Loan may be exchanged for Depositary Receipts at the Exchange Price.

(b) With respect to each exchange to be consummated pursuant to Section 2.11(a), the applicable Lender shall provide written notice to Cadiz no later than five (5) Business Days prior to the date of such exchange, which notice shall specify the date on which such exchange is to be effected (the “Exchange Date”), and the amount of outstanding principal amount and unpaid interest to be exchanged. On the Exchange Date, Cadiz shall, or shall cause its transfer agent to, electronically transfer the Depositary Receipts issued upon such exchange by crediting the applicable Lender’s or its designee’s account (provided the Lender shall have given Cadiz written notice of such designee and such designee’s account information at least one Business Day prior to the Exchange Date) at the Depository Trust Company through its Deposit and Withdrawal at Custodian System or by such other means of delivery as Cadiz and such Lender may mutually agree upon, which in all cases shall be freely tradable, transferable, registered Depositary Receipts in good deliverable form. The issuance of Depositary Receipts shall be made without charge to any Lender for any documentary stamp or similar taxes that may be payable in respect of the issuance or delivery of such Depositary Receipts.

(c) Any issuance of Depositary Receipts pursuant to Section 2.11(a) (collectively, the “Issuances”) shall be made pursuant to (i) an effective Registration Statement on Form S-3, No. 257159, including all amendments thereto, the exhibits and any schedules thereto, the documents otherwise deemed to be a part thereof or included therein or any immediately succeeding registration statement that is filed under the Securities Act on Form S-3 and immediately becomes effective (the “Registration Statement”), filed by Cadiz with the SEC in conformity with the Securities Act under the Rules and Regulations of the SEC, including the prospectus contained therein (the “Base Prospectus”) and (ii) a final prospectus supplement filed with the SEC and delivered to the Lender (a “Prospectus Supplement” and, together with the Base Prospectus, a “Prospectus”) containing amended and/or certain supplemental information regarding the Preferred Stock, Common Stock and terms of the Issuances. If Cadiz has filed one or more abbreviated registration statements to register additional shares of Common Stock pursuant to Rule 462(b) under the Rules and Regulations (each a “Rule 462(b) Registration Statement”), then any reference herein to the term “Registration Statement” shall also be deemed to include any such Rule 462(b) Registration Statement.

(d) Cadiz shall use reasonable best efforts to keep the Registration Statement effective until the earliest date as of which there are no remaining Issuances, and if, at any time from the date hereof, Cadiz is not eligible to issue any Preferred Stock or Common Stock pursuant to the Registration Statement, Cadiz shall use reasonable best efforts to file and make effective a replacement Registration Statement as soon as practicable. If the Registration Statement has been outstanding for at least three (3) years, at the end of the third year, Cadiz shall file a new Registration Statement covering Issuances, and if at any time when Cadiz is required to re-evaluate its eligibility to use Form S-3 and Cadiz determines that it is not eligible to use Form S-3, Cadiz shall use its reasonable best efforts to refile the Registration Statement on Form S-1 if such form is available (or on such other form as may be available if Form S-1 is not available), and keep such registration statement effective during the period during which such registration statement is required to be otherwise kept effective under this Section 2.11(d).

(e) For the avoidance of doubt, Cadiz acknowledges and agrees that no Issuances shall be made pursuant to any prospectus or prospectus supplement other than a Prospectus or any replacement Registration Statement required by this Section 2.11. The Borrowers represent and warrant that the Registration Statement complied when it became effective, complies on the date of this Agreement, and shall comply on each Exchange Date and any later date upon which shares of Common Stock are received upon the conversion of the Preferred Stock, in each case, in all material respects with the requirements of Form S-3 under the Securities Act. The Borrowers represent and warrant that no order preventing or suspending the use of the Prospectus has been issued by the SEC, and no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued, and no proceedings for that purpose have been instituted or, to the Borrowers’ knowledge, are threatened by the SEC. The Borrowers represent and warrant that neither the Registration Statement nor the Prospectus shall, as of the date of this Agreement, or any Exchange Date, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(f) Cadiz shall as soon as practicable notify the Lenders of (A) the issuance by the SEC of any stop order suspending the effectiveness of any registration statement or the initiation of any proceedings for that purpose, (B) the receipt by Cadiz or its counsel of any notification with respect to the suspension of the qualification of shares of Preferred Stock or Depositary Receipts for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (C) the effectiveness of each registration statement filed hereunder.

(g) Cadiz shall use reasonable best efforts to cause the Depositary Receipts issued pursuant to Section 2.11(a) to be listed or quoted on each market or exchange on which the Depositary Receipts are then listed or quoted.

2.12 Taxes.

(a) Defined Terms. For purposes of this Section 2.12, the term “applicable law” includes FATCA.

(b) Payments Free of Taxes. Any and all payments by or on account of any obligation of any Loan Party under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by applicable law. If any applicable law (as determined in the good faith discretion of an applicable Withholding Agent) requires the deduction or withholding of any Tax from any such payment by a Withholding Agent, then the applicable Withholding Agent shall be entitled to make such deduction or withholding and shall timely pay the full amount deducted or withheld to the relevant Governmental Authority in accordance with applicable law and, if such Tax is an Indemnified Tax, then the sum payable by the applicable Loan Party shall be increased as necessary so that after such deduction or withholding has been made (including such deductions and withholdings applicable to additional sums payable under this Section) the applicable Recipient receives an amount equal to the sum it would have received had no such deduction or withholding been made.

(c) Payment of Other Taxes by the Loan Parties. The Loan Parties shall timely pay to the relevant Governmental Authority in accordance with applicable law, or at the option of the Agent timely reimburse it for the payment of, any Other Taxes.

(d) Indemnification by the Loan Parties. The Loan Parties shall jointly and severally indemnify each Recipient, within 10 days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient and any reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrowers by a Lender (with a copy to the Agent), or by the Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error.

(e) Indemnification by the Lenders. Each Lender shall severally indemnify the Agent, within ten (10) days after demand therefor, for (i) any Indemnified Taxes attributable to such Lender (but only to the extent that any Loan Party has not already indemnified the Agent for such Indemnified Taxes and without limiting the obligation of the Loan Parties to do so), (ii) any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.6(b) relating to the maintenance of a Participant Register and (iii) any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Agent in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Agent to set off and apply any and all amounts at any time owing to such Lender under any Loan Document or otherwise payable by the Agent to the Lender from any other source against any amount due to the Agent under this paragraph (e).

(f) Evidence of Payments. As soon as practicable after any payment of Taxes by any Loan Party to a Governmental Authority pursuant to this Section 2.12, such Loan Party shall deliver to the Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Agent.

(g) Status of Lenders.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrowers and the Agent, at the time or times reasonably requested by the Borrowers or the Agent, such properly completed and executed documentation reasonably requested by the Borrowers or the Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrowers or the Agent, shall deliver such other documentation prescribed by applicable law or reasonably requested by the Borrowers or the Agent as will enable the Borrowers or the Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.12(g)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that a Borrower is a U.S. Borrower,

(A) any Lender that is a U.S. Person shall deliver to such Borrower and the Agent on or about the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Agent), executed copies of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Agent), whichever of the following is applicable:

(1) in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party, (x) with respect to payments of interest under any Loan Document, executed copies of IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN or W-8BEN-E establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2) executed copies of IRS Form W-8ECI;

(3) in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit H-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of such Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” related to such Borrower as described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed copies of IRS Form W-8BEN or W-8BEN-E; or

(4) to the extent a Foreign Lender is not the beneficial owner, executed copies of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN or W-8BEN-E, a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-2 or Exhibit H-3, IRS Form W-9, and/or other certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit H-4 on behalf of each such direct and indirect partner;

(C) any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to such Borrower and the Agent (in such number of copies as shall be requested by the recipient) on or about the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of such Borrower or the Agent), executed copies of any other form prescribed by applicable law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by applicable law to permit such Borrower or the Agent to determine the withholding or deduction required to be made; and

(D) if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to such Borrower and the Agent at the time or times prescribed by law and at such time or times reasonably requested by such Borrower or the Agent such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by such Borrower or the Agent as may be necessary for such Borrower and the Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(E) Each Lender agrees that, if any form or certification it previously delivered expires or becomes obsolete or inaccurate in any respect, upon the request of a Borrower or the Agent it shall update such form or certification or promptly notify such Borrower and the Agent in writing of its legal inability to do so.

(h) Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.12 (including by the payment of additional amounts pursuant to this Section 2.12), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnified party the amount paid over pursuant to this paragraph (h) (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event that such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this paragraph (h), in no event will the indemnified party be required to pay any amount to an indemnifying party pursuant to this paragraph (h) the payment of which would place the indemnified party in a less favorable net after-Tax position than the indemnified party would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This paragraph shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes that it deems confidential) to the indemnifying party or any other Person.

(i) Survival. Each party’s obligations under this Section 2.12 shall survive the resignation or replacement of the Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Loan Commitments and the repayment, satisfaction or discharge of all obligations under any Loan Document.

2.13 [Reserved].

2.14 [Reserved].

Section 3. REPRESENTATIONS AND WARRANTIES

To induce the Agent and the Lenders to enter into this Agreement and to make the Loans, the Borrowers hereby jointly and severally represent and warrant to the Agent and each Lender that:

3.1 No Change. Since December 31, 2020, there has been no development or event that has had or could reasonably be expected to have a Material Adverse Effect.

3.2 Existence; Compliance with Law. Each Loan Party (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (c) is duly qualified as a foreign corporation or other organization and in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification and (d) is in compliance with all Requirements of Law except to the extent that the failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

3.3 Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform the Loan Documents to which it is a party and, in the case of the Borrower, to obtain extensions of credit hereunder. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of the Loan Documents to which it is a party and, in the case of the Borrowers, to authorize the extensions of credit on the terms and conditions of this Agreement. No consent or authorization of, filing with, notice to or other act by or in respect of, any Governmental Authority or any other Person is required in connection with the extensions of credit hereunder or with the execution, delivery, performance, validity or enforceability of this Agreement or any of the Loan Documents, except the filings referred to in Section 3.16. Each Loan Document has been duly executed and delivered on behalf of each Loan Party thereto. This Agreement constitutes, and each other Loan Document upon execution will constitute, a legal, valid and binding obligation of each Loan Party thereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

3.4 No Legal Bar. The execution, delivery and performance of this Agreement and the other Loan Documents, the borrowings hereunder and the use of the proceeds thereof will not violate any Requirement of Law or any Contractual Obligation of any Loan Party, in any manner that could reasonably be expected to result in a Material Adverse Effect, and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law or any such Contractual Obligation (other than the Liens created by the Security Documents). No Requirement of Law or Contractual Obligation applicable to the Borrowers or any of their Subsidiaries could reasonably be expected to have a Material Adverse Effect.

3.5 Litigation. No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrowers, threatened by or against any Loan Party or against any of their respective properties or revenues (a) with respect to any of the Loan Documents or any of the transactions contemplated hereby or thereby or (b) that could reasonably be expected to have a Material Adverse Effect.

3.6 No Default. No Loan Party is in default under or with respect to any of its Contractual Obligations in any respect that could reasonably be expected to have a Material Adverse Effect.

3.7 Ownership of Property; Liens. Each Loan Party has good and marketable fee simple, or local equivalent, title to, or a good and valid leasehold interest in, all its material real property (including, without limitation, the right to extract by any means and use, for domestic and agricultural purposes, for sale to third parties, and for any other purpose, water therefrom, subject to applicable Requirements of Law). Each Loan Party has good title to, or a valid leasehold interest in, all its other material property. Each Loan Party represents that Octagon Partners LLC, a California limited liability company and an Affiliate of each of the Borrowers, has good and marketable fee simple title to all its material real property (including, without limitation, the right to extract by any means and use, for domestic and agricultural purposes, for sale to third parties, and for any other purpose water therefrom). None of such property referenced in this Section 3.7 is subject to any Lien, except as permitted by Section 6.2 or such other minor defects in title that do not interfere with such Loan Party’s ability to conduct its business as currently conducted or to utilize such properties for their intended purposes. The property subject to the Mortgage comprises all of the real property interests owned by the Loan Parties and any of their Subsidiaries or Affiliates (other than the Longitudinal Lease Agreement and the Northern Pipeline Real Property Interests); provided that the representations and warranties contained in this Section 3.7 are qualified in their entirety by reference to the Leases and the rights and interests granted thereunder. As of the Closing Date, other than the Longitudinal Lease Agreement and the Northern Pipeline Real Property Interests, there are no Material Leased Properties. No Loan Party or any of its Subsidiaries or Affiliates has any Contractual Obligation to purchase any material real property or interest in any material real property. There is no pending or, to the best knowledge of each Loan Party, threatened (in writing), appropriation, condemnation or like adverse proceeding materially affecting the Mortgaged Properties or any part thereof or of any sale or other disposition of the Mortgaged Properties or any part thereof in lieu of condemnation that could reasonably be expected to result in a Material Adverse Effect. Each Loan Party’s use of the Mortgaged Properties or any portion thereof does not, in any material respect, breach, violate or conflict with (i) any material covenants, conditions or restrictions of record applicable thereto and binding on any Loan Party or (ii) the terms and provisions of the Leases.

3.8 Intellectual Property. Each Loan Party owns, or is licensed to use, all Company Intellectual Property free and clear of all Liens except for Liens expressly permitted by Section 6.2 and Liens acceptable to the Agent and the Lenders. The Loan Parties have taken all reasonable actions necessary to protect the Company Intellectual Property necessary for the ownership and operation of the Business. No material claim has been asserted and is pending by any Person challenging or questioning the use of any Company Intellectual Property or the validity or effectiveness of any Company Intellectual Property, nor does any Loan Party know of any valid basis for any such claim. The use of Company Intellectual Property by each Loan Party does not infringe on the rights of any Person in any material respect.

3.9 Taxes. Each Loan Party has filed or caused to be filed all Federal, state and other material tax returns that are required to be filed by it and its Subsidiaries and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its property by any Governmental Authority (other than those taxes, charges, fees and assessments (i) the amount or validity of which are currently being contested in good faith by appropriate proceedings and with respect to which reserves have been provided on the books of the relevant Loan Party in accordance with GAAP or (ii) to the extent the failure of which could not reasonably be expected to result in a Material Adverse Effect). No tax Lien has been filed of record, and, to the knowledge of the Borrower, no claim is being asserted in writing, with respect to any such tax, fee or other similar charge.

3.10 ERISA. No Reportable Event has occurred during the five-year period prior to the date on which this representation is made or deemed made with respect to any Plan, each Plan has satisfied the applicable “minimum funding standard” and has had no “waived funding deficiency” (as such terms are defined in section 412 of the Code and section 302 of ERISA) during the five-year period prior to the date on which this representation is made or deemed made, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No “prohibited transaction” (and the transactions contemplated by this Agreement, will not constitute, or indirectly result in, a “prohibited transaction” within the meaning of section 4975 of the Code or section 406 of ERISA) has occurred, or is expected to occur, which has subjected, or could subject, the Mortgaged Properties, a Borrower, or any officer, director or employee of a Borrower, or Trustee of any Single Employer Plan, administrator or other fiduciary to any tax or penalty on prohibited transactions imposed by either section 502 of ERISA or section 4975 of the Code or any other liability with respect thereto except as could not reasonably be expected to have a Material Adverse Effect. No termination of a Single Employer Plan has occurred, and no Lien in favor of the PBGC or a Plan has arisen, during such five-year period. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the last annual valuation date prior to the date on which this representation is made or deemed made, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan that has resulted or could reasonably be expected to result in a material liability under ERISA, and neither Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if such Borrower or any such Commonly Controlled Entity were to withdraw partially or completely from any or all Multiemployer Plans as of the valuation date most closely preceding the date on which this representation is made or deemed made. No such Multiemployer Plan is in Reorganization or Insolvent.

3.11 Investment Company Act; Other Regulations. No Loan Party is an “investment company”, or a company “controlled” by an “investment company”, within the meaning of the Investment Company Act of 1940, as amended. No Loan Party is subject to regulation under any Requirement of Law (other than Regulation X of the Board of Governors of the Federal Reserve System of the United States or any successor thereto) that limits its ability to incur Indebtedness.

3.12 Subsidiaries. (a) Schedule 3.12 sets forth the name and jurisdiction of formation of each Subsidiary and, as to each such Subsidiary, the percentage of each class of Capital Stock owned by any Loan Party or any Subsidiary and (b) except as disclosed in public filings to the SEC, there are no outstanding subscriptions, options, warrants, calls, rights or other agreements or commitments (other than stock options granted to employees or directors and directors’ qualifying shares) of any nature relating to any Capital Stock of any Subsidiary, except as created by the Loan Documents. Except as listed on Schedule 3.12, no Subsidiary owns any material assets.

3.13 Capitalization. Except as disclosed in filings made by Cadiz with the SEC, there are no outstanding shares of Capital Stock or subscriptions, options, warrants, calls, rights or other agreements or commitments (other than equity grants made pursuant to equity incentive plans duly adopted by the board of directors of Cadiz) of any nature relating to any Capital Stock of the Borrowers, except as created by the Loan Documents and as set forth in the underwriting agreement relating to the offer and sale of Depositary Receipts to be entered into on or about the date of this Agreement.

3.14 Environmental Matters.

(a) All Phase One, Phase Two, and other environmental assessments or reports, and all environmental compliance audits of or relating to the Mortgaged Properties (the “Environmental Reports”) in the possession or reasonable control of the Loan Parties, their consultants and advisors have been made available to the Lenders.

(b) Except as disclosed in the Environmental Reports, and as, in the aggregate, could not reasonably be expected to result in a Material Adverse Effect:

(i) the Mortgaged Properties and, to the knowledge of the Borrowers, all other properties leased or operated by the Loan Parties do not contain, and have not previously contained, any Materials of Environmental Concern in amounts or concentrations or under circumstances that constitute or constituted a violation of, or could give rise to liability under, any Environmental Law;

(ii) no Loan Party has received or is aware of any written notice of violation, alleged violation, non-compliance, liability or potential liability regarding environmental matters or compliance with Environmental Laws with regard to any of the Mortgaged Properties or the business operated by any Loan Party (the “Business”), nor does any Borrower have knowledge or reason to believe that any such notice will be received or is being threatened;

(iii) Materials of Environmental Concern have not been transported or disposed of by the Loan Parties, or to Borrowers’ knowledge, by any other Parties from the Mortgaged Properties in violation of, or in a manner or to a location that could give rise to liability under, any Environmental Law, nor have any Materials of Environmental Concern been generated, treated, stored or disposed of by Borrowers at, on the Mortgaged Properties in violation of, or in a manner that could give rise to liability under, any applicable Environmental Law;

(iv) no judicial proceeding or governmental or administrative action is pending or, to the knowledge of the Borrowers, threatened in writing, under any Environmental Law to which any Loan Party is named as a party with respect to the Mortgaged Properties or the Business, nor are there any consent decrees or other decrees, consent orders, administrative orders or other orders, or other administrative or judicial requirements outstanding under any Environmental Law with respect to the Mortgaged Properties or the Business;

(v) there has been no release or threat of release of Materials of Environmental Concern at or from the Mortgaged Properties, or arising from or related to the operations of any Loan Party in connection with the Mortgaged Properties or otherwise in connection with the Business, in violation of or in amounts or in a manner that could give rise to liability under Environmental Laws; and

(vi) no Loan Party has assumed any liability of any other Person under Environmental Laws.

3.15 Accuracy of Information, etc. No statement or information contained in this Agreement, any other Loan Document, any SEC Report or any other document, certificate or statement furnished by or on behalf of any Loan Party to the Agent or the Lenders or filed with the SEC, or any of them, for use in connection with the transactions contemplated by this Agreement or the other Loan Documents, contained as of the date such statement, information, document or certificate was so furnished, any untrue statement of a material fact or omitted to state a material fact necessary to make the statements contained herein or therein not misleading. There is no fact known to any Loan Party that could reasonably be expected to have a Material Adverse Effect that has not been expressly disclosed herein, in the other Loan Documents, any SEC Report or in any other documents, certificates and statements furnished to the Agent or the Lenders or filed with the SEC for use in connection with the transactions contemplated hereby and by the other Loan Documents.

3.16 Security Documents.

(a) The Security Agreement is effective to create in favor of the Agent, for the benefit of the Lenders holding Loans, a legal, valid and enforceable security interest in the Collateral described therein and proceeds thereof. In the case of the other Collateral described in the Security Agreement, when financing statements and other filings specified on Schedule 3.16(a) in appropriate form are filed in the offices specified on Schedule 3.16(a), the Security Agreement shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in such Collateral and the proceeds thereof, as security for the Obligations (as defined in the Security Agreement) under the Loans, in each case prior and superior in right to any other Person (except, in the case of Collateral, Liens permitted by Section 6.2).

(b) The Mortgage is effective to create in favor of the Agent for the benefit of the Lenders holding Loans, a legal, valid and enforceable Lien on the Mortgaged Properties described therein and proceeds thereof, and when the Mortgage is filed in the offices specified on Schedule 3.16(b), each such Mortgage shall constitute a fully perfected Lien on, and security interest in, all right, title and interest of the Loan Parties in the Mortgaged Properties and the proceeds thereof, as security for the Obligations (as defined in the relevant Mortgage) under the Loans, in each case prior and superior in right to any other Person (except exceptions permitted by the Required Lenders in the Title Policies). Schedule 1.1B lists, as of the Closing Date, each parcel of real property owned in fee by the Loan Parties and any of their Subsidiaries and each leasehold, subleasehold, easement and other real property interest in Material Leased Properties (other than the Longitudinal Lease Agreement and the Northern Pipeline Real Property Interests). All of the properties listed on Schedule 1.1B shall be subject to the Mortgage.

3.17 Solvency. Each Loan Party is, and after giving effect to the incurrence of all Indebtedness and obligations being incurred in connection herewith, will be Solvent.

3.18 Regulation H. No Mortgage encumbers improved real property that is located in an area that has been identified by the Secretary of Housing and Urban Development as an area having special flood hazards and in which flood insurance has been made available under the National Flood Insurance Act of 1968.

3.19 Labor Matters. Except as, in the aggregate, could not reasonably be expected to have a Material Adverse Effect: (a) there are no strikes or other labor disputes against any Loan Party pending or, to the knowledge of the Borrower, threatened; (b) hours worked by and payment made to employees of each Loan Party have not been in violation of the Fair Labor Standards Act or any other applicable Requirement of Law dealing with such matters; and (c) all payments due from any Loan Party on account of employee health and welfare insurance have been paid or accrued as a liability on the books of the relevant Loan Party.

3.20 Sanctions; Anti-Corruption.

(a) No Borrower, any of its Subsidiaries or, to the knowledge of the Borrower, any director, officer, employee, agent, or Affiliate of any Borrower or any of its Subsidiaries is Person that is, or is owned 50 percent or more, individually or in the aggregate, directly or indirectly, or controlled by persons that are: (i) the target of any sanctions administered or enforced by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of State, or other relevant sanctions authority (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is the subject of Sanctions.

(b) Each Borrower, its Subsidiaries and their respective directors, officers and employees and, to the knowledge of the Borrower, the agents of such Borrower and its Subsidiaries, are in compliance with all applicable Sanctions and with the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”) and any other applicable anti-corruption law, in all material respects. Each Borrower and its Subsidiaries have instituted and maintain policies and procedures designed to promote and achieve continued compliance with applicable Sanctions, the FCPA and any other applicable anti-corruption laws.

Section 4. CONDITIONS PRECEDENT

4.1 Closing Date Conditions Precedent. The obligation of each Lender to make any Loan on the Closing Date is subject to the satisfaction, or waiver in accordance with Section 9.1, of the following conditions on or before the Closing Date:

(a) Loan Documents. (i) the Agent shall have received copies of each Loan Document executed and delivered by each applicable Loan Party and, in the case of this Agreement, each Lender and (ii) each Lender (or its nominee or designee) shall have received its pro rata share of Warrants, each with different pricing and vesting, for the purchase an aggregate of 1,000,000 shares of Common Stock.

(b) Borrowing Notice. The Agent shall have received a duly executed and delivered Borrowing Notice.

(c) Organizational Documents; Incumbency. The Agent shall have received (i) a copy of each Organizational Document of each Loan Party, as applicable, and, to the extent applicable, certified as of a recent date by the appropriate governmental official, each dated the Closing Date or a recent date prior thereto; (ii) signature and incumbency certificates of the officers of each Loan Party executing the Loan Documents to which it is a party; (iii) resolutions of the Board of Directors or similar governing body of each Loan Party approving and authorizing the execution, delivery and performance of this Agreement and the other Loan Documents to which it is a party or by which it or its assets may be bound as of the Closing Date, certified as of the Closing Date by its secretary or an assistant secretary as being in full force and effect without modification or amendment; (iv) a good standing certificate from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation, each dated a recent date prior to the Closing Date; and (v) such other documents as the Agent or the Lenders may reasonably request.

(d) Fees and Transaction Costs. All fees required to be paid on the Closing Date pursuant to this Agreement and the reasonable and documented legal fees of Morgan, Lewis & Bockius LLP, counsel to the Lenders, related to the Loan Documents shall, upon the making of the Loans, have been paid, which amounts may be offset against the proceeds of the Loans.

(e) Debt for Borrowed Money. On the Closing Date, after giving effect to the transactions contemplated hereby, none of the Loan Parties shall have any Indebtedness of the type described in clause (a) of the definition thereof other than (i) the Loans and (ii) any other Indebtedness permitted under Section 6.1. On or prior to the Closing Date, the Borrowers shall have executed documentation reasonably satisfactory to the Agent and the Lenders directing the Agent to use, upon the Closing, such portion of the proceeds of the Loans necessary to repay in full, for the account of the Borrowers, all amounts due under the Existing Credit Agreement pursuant to a payoff letter of Wells Fargo Bank, National Association as agent under the Existing Credit Agreement in form and substance reasonably acceptable to Agent and the Lenders, and on the Closing Date, following such repayment in full, the Borrowers shall have filed, or has made arrangements reasonably satisfactory to Agent to file, all documents or instruments necessary to release all Liens securing such debt or other obligations of Cadiz and its Subsidiaries thereunder being repaid on the Closing Date (and delivered evidence of such filing to the Agent and the Lenders).

(f) Governmental Authorizations and Consents. Each Loan Party shall have obtained all governmental authorizations and all consents of other Persons, in each case that are necessary or advisable in connection with the transactions contemplated by the Loan Documents, and each of the foregoing shall be in full force and effect and in form and substance reasonably satisfactory to the Agent and the Lenders. All applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose adverse conditions on the transactions contemplated by the Loan Documents or the financing thereof and except as set forth on Schedule 4.1(f), no action, request for stay, petition for review or rehearing, reconsideration, or appeal with respect to any of the foregoing shall be pending, and the time for any applicable agency to take action to set aside its consent on its own motion shall have expired.

(g) Collateral Requirements. In order to create in favor of the Agent, for the benefit of the Lenders holding Loans, a valid perfected first-priority security interest in the Collateral, subject to Liens expressly permitted by Section 6.2 and acceptable to the Agent, the Agent shall have received:

(i) evidence satisfactory to the Agent and the Lenders of the compliance by each Loan Party of its obligations under the Security Agreement and the other Security Documents (including their obligations to execute and/or deliver UCC financing statements, originals of securities, instruments and chattel paper and any agreements governing deposit and/or securities accounts as provided therein);

(ii) with respect to each Mortgaged Property, (i) a fully executed and notarized first priority Mortgage, in favor of the Agent, for the benefit of the Lenders, in proper form for recording in all appropriate places in all applicable jurisdictions, encumbering each Mortgaged Property, subject to the Liens permitted by Section 6.2(k), (ii)(x) American Land Title Association extended coverage lenders’ policies of title insurance or unconditional commitments therefor (which shall not include any general mechanics lien exception) insuring the Lien of each Mortgage as a valid first priority Lien on the Mortgaged Property (other than with respect to the Northern Pipeline and the Southern Pipeline) described therein, free of any other Liens other than as permitted by Section 6.2, issued by the Title Company with respect to each Mortgaged Property (each, a “Title Policy”), in amounts that are the lesser of either (A) the aggregate amount of the Loan Commitments or (B) 100% of the fair market value of each Mortgaged Property, together with such customary endorsements (other than any endorsements that require a survey) as the Agent may reasonably request and which are available at commercially reasonable rates in the jurisdiction where the applicable Mortgaged Property is located, and (y) evidence satisfactory to the Agent and the Lenders that such Loan Party has paid to the appropriate governmental authorities all recording and stamp taxes (including mortgage recording and intangible taxes) payable in connection with recording the Mortgages for each Mortgaged Property in the appropriate real estate records, (iii) customary legal opinions relating to Borrowers and the Loan Documents, which opinions shall be in form, scope and substance, and from counsel, reasonably satisfactory to the Required Lenders and (iv) such other instruments and documents (including lien searches) as the Agent and the Lenders shall reasonably request;

(iii) the results of a search of the Uniform Commercial Code (or equivalent), tax and judgment made with respect to the Loan Parties and copies of the financing statements (or similar documents) disclosed by such search and evidence reasonably satisfactory to the Agent and the Lenders that the Liens indicated by such financing statements (or similar documents) are Liens permitted under Section 6.2 or have been, or will be simultaneously or substantially concurrently with the closing under this Agreement, released (or arrangements reasonably satisfactory to the Agent and the Lenders for such release shall have been made);

(iv) evidence of the insurance required by the terms of Section 5.5, including certificates and endorsements with respect thereto, in each case, in form and substance reasonably satisfactory to the Agent and the Lenders; and

(v) evidence that each Loan Party shall have taken or caused to be taken any other action, executed and delivered or caused to be executed and delivered any other agreement, document and instrument (including without limitation, any intercompany notes evidencing Indebtedness permitted to be incurred pursuant to Section 6.1(c)) and made or caused to be made any other filing and recording (other than as set forth herein) reasonably required by the Agent and the Lenders.

(h) Opinions of Counsel to Loan Parties. The Agent shall have received the favorable written opinions of Greenberg Traurig, LLP and Brownstein Hyatt Farber Schreck, LLP, counsel for Loan Parties, dated as of the Closing Date and covering such matters as the Agent and the Lenders may reasonably request and otherwise in form and substance reasonably satisfactory to the Agent and the Lenders.

(i) Solvency Certificate. On the Closing Date, the Agent shall have received a solvency certificate from a Responsible Officer of Cadiz dated as of the Closing Date, certifying that, after giving effect to the consummation of the transactions contemplated hereby and the Loans to be made on the Closing Date, the Borrowers and their respective Subsidiaries are and will be Solvent.

(j) Representations and Warranties. The representations and warranties set forth in the Loan Documents shall be true and correct in all material respects as of the Closing Date, in each case, with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).

(k) No Material Adverse Effect. Since December 31, 2020, no event, circumstance or change shall have occurred which has had or would reasonably be expected to have a Material Adverse Effect.

(l) Closing Certificate. The Borrowers shall have delivered to the Agent a certificate dated as of the Closing Date, to the effect set forth in Section 4.1(j) above.

(m) Due Diligence. Each Lender shall have completed and be satisfied with the results of its due diligence investigations of the Borrowers and their respective Subsidiaries in connection with the transactions contemplated hereby.

(n) “Know Your Customer” Checks. The Agent and each Lender shall have received all documentation and other information required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including, without limitation, the Patriot Act, that has been requested not less than three Business Days prior to the Closing Date.

Section 5. AFFIRMATIVE COVENANTS

The Borrowers hereby jointly and severally agree that, so long as any Loan is owing to any Lender hereunder, each of the Loan Parties shall and shall cause each of its Subsidiaries to:

5.1 Financial Statements. Furnish to the Agent (for distribution to each Lender within three (3) Business Days after receipt thereof):

(a) within 90 days after the end of each fiscal year of the Borrower, a copy of the audited consolidated balance sheet of Cadiz and its consolidated Subsidiaries as at the end of such year and the related audited consolidated statements of income and of cash flows for such year, setting forth in each case in comparative form the figures for the previous year, reported on without a “going concern” or like qualification or exception, or qualification arising out of the scope of the audit (except to the extent such “going concern” or like qualification or exception, or qualification arising out of the scope of the audit, is given solely as a result of the Maturity Date of any Loan), by PricewaterhouseCoopers LLP or other independent certified public accountants of nationally recognized standing (it being understood that the delivery by the Borrowers of annual reports on Form 10-K of Cadiz and its consolidated Subsidiaries shall satisfy the requirements of this Section 5.1(a) to the extent such annual reports include the information specified herein);

(b) within 45 days after the end of each of the first three quarterly periods of each fiscal year of the Borrower, the unaudited consolidated balance sheet of Cadiz and its consolidated Subsidiaries as at the end of such quarter and the related unaudited consolidated statements of income and of cash flows for such quarter and the portion of the fiscal year through the end of such quarter, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments) (it being understood that the delivery by the Borrowers of quarterly reports on Form 10-Q of Cadiz and its consolidated Subsidiaries shall satisfy the requirements of this Section 5.1(a) to the extent such annual reports include the information specified herein); and

(c) at the request of the Agent and to the extent prepared for, and concurrently with the delivery to, Cadiz’s management or Board of Directors, after the end of each month occurring during each fiscal year of the Borrower, the unaudited consolidated balance sheets of Cadiz and its Subsidiaries as at the end of such month and the related unaudited consolidated statements of income and of cash flows for such month and the portion of the fiscal year through the end of such month, setting forth in each case in comparative form the figures for the previous year, certified by a Responsible Officer as being fairly stated in all material respects (subject to normal year-end audit adjustments).

All such financial statements shall be complete and correct in all material respects and shall be prepared in reasonable detail and in accordance with GAAP applied (except as approved by such accountants or officer, as the case may be, and disclosed in reasonable detail therein) consistently throughout the periods reflected therein and with prior periods.

Delivery of the reports and documents described in subsections (a), (b) and (c) above to the Agent is for informational purposes only, and the Agent’s receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including Cadiz’s compliance with any of its covenants hereunder.

5.2 Certificates; Other Information. Furnish to the Agent (for distribution to each Lender within three (3) Business Days after receipt thereof):

(a) upon Agent’s request (acting at the direction of the Required Lenders) at a cost to the Borrowers not to exceed Ten Thousand Dollars ($10,000), a certificate of the independent certified public accountants reporting on such financial statements stating that in making the examination necessary therefor no knowledge was obtained of any Default or Event of Default, except as specified in such certificate;

(b) concurrently with the delivery of any financial statements pursuant to Section 5.1, (i) a certificate of a Responsible Officer stating that, to the best of such Responsible Officer’s knowledge, each Loan Party during such period has observed or performed all of its covenants and other agreements, and satisfied every condition contained in this Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, and that such Responsible Officer has obtained no knowledge of any Default or Event of Default except as specified in such certificate and (ii) in the case of quarterly or annual financial statements, (x) a Compliance Certificate containing all information necessary for determining compliance by each Loan Party with the provisions of this Agreement referred to therein as of the last day of the fiscal quarter or fiscal year of the Borrower, as the case may be, and (y) to the extent not previously disclosed to the Agent, a description of any change in the jurisdiction of organization of any Loan Party and a list of any material Intellectual Property acquired by any Loan Party since the date of the most recent report delivered pursuant to this clause (y);

(c) within five (5) days after the same are sent, copies of all financial statements and reports that a Borrower sends to the holders of any class of its debt securities or public equity securities and, within five (5) days after the same are filed, copies of all financial statements and reports that Cadiz may make to, or file with, the SEC; provided, however that such statements and reports required to be delivered pursuant to clause (c) shall be deemed delivered for purposes of this Agreement when posted to the public website of Cadiz or publicly available through the EDGAR System; and

(d) promptly, such additional financial and other information as the Agent may from time to time reasonably request.

5.3 Payment of Obligations. Pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all its material obligations of whatever nature, except where the amount or validity thereof is currently being contested in good faith by appropriate proceedings and reserves in conformity with GAAP with respect thereto have been provided on the books of the relevant Borrower.

5.4 Maintenance of Existence; Compliance.

(a) (i) Preserve, renew and keep in full force and effect its organizational existence and (ii) take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of its business, except, in each case, as otherwise permitted by Section 6.3 and except, in the case of clause (ii) above, to the extent that failure to do so could not reasonably be expected to have a Material Adverse Effect; and

(b) Comply with all Contractual Obligations and Requirements of Law except to the extent that failure to comply therewith could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

5.5 Maintenance of Property; Insurance.

(a) Keep all property useful and necessary in its business in good working order and condition, ordinary wear and tear excepted.

(b) Maintain with financially sound and reputable insurance companies insurance on all its property in at least such amounts and against at least such risks (but including in any event public liability, product liability and business interruption) as are usually insured against in the same general area by companies engaged in the same or a similar business and cause the Agent to be listed as a co-loss payee on property and casualty policies and as an additional insured on liability policies.

5.6 Inspection of Property; Books and Records; Discussions.

(a) Keep proper books of records and account in which full, true and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to its business and activities; and

(b) permit representatives of the Agent and each Lender to concurrently visit and inspect any of its properties and examine and make abstracts from any of its books and records at a reasonable time and upon reasonable notice, during normal business hours, to discuss the business, operations, properties and financial and other condition of the Loan Parties with officers and employees of the Loan Parties and with their independent certified public accountants; provided, however, that so long as no Event of Default has occurred and is continuing, such inspection or audit shall not be made by the Agent or any Lender more than twice in any calendar year.

5.7 Notices. Promptly give notice to the Agent (for distribution to each Lender within three (3) Business Days after receipt thereof):

(a) the occurrence of any Default or Event of Default;

(b) any (i) default or event of default under any Contractual Obligation of any Loan Party or (ii) litigation, investigation or proceeding that may exist at any time between any Loan Party and any Governmental Authority, that in either case, if not cured or if adversely determined, as the case may be, could reasonably be expected to have a Material Adverse Effect;

(c) any litigation or proceeding affecting any Loan Party (i) in which the amount involved is $1,000,000 or more and not covered by insurance, (ii) in which injunctive or similar relief is sought, or (iii) which relates to any Loan Document;

(d) the following events, as soon as possible and in any event within thirty (30) days after a Borrower knows or has reason to know thereof: (i) the occurrence of any Reportable Event with respect to any Plan, a failure of any Loan Party to make any required contribution to a Plan, the creation of any Lien in favor of the PBGC or a Plan or any withdrawal from, or the termination, Reorganization or Insolvency of, any Multiemployer Plan or (ii) the institution of proceedings or the taking of any other action by the PBGC, a Borrower or any Commonly Controlled Entity or any Multiemployer Plan with respect to the withdrawal from, or the termination, Reorganization or Insolvency of, any Plan; and

(e) any development or event that has had or could reasonably be expected to have a Material Adverse Effect.

Each notice pursuant to this Section 5.7 shall be accompanied by a statement of a Responsible Officer setting forth details of the occurrence referred to therein and stating what action the relevant Loan Party proposes to take with respect thereto.

5.8 Environmental Laws.

(a) Comply in all material respects with, and ensure compliance in all material respects by all tenants and subtenants, if any, with, all applicable Environmental Laws, and obtain and comply in all material respects with and maintain, and ensure that all tenants and subtenants obtain and comply in all material respects with and maintain, any and all licenses, approvals, notifications, registrations or permits required by applicable Environmental Laws; and

(b) Conduct and complete all investigations, studies, sampling and testing, and all remedial, removal and other actions required under Environmental Laws and promptly comply in all material respects with all lawful orders and directives of all Governmental Authorities regarding Environmental Laws.

5.9 Additional Collateral, etc.

(a) With respect to any property acquired after the Closing Date by any Loan Party (other than any property subject to a Lien expressly permitted by Section 6.2(f)) as to which the Agent, for the benefit of the Lenders does not have a perfected Lien, within thirty (30) days of such acquisition of property, (i) execute and deliver to the Agent such amendments to the Security Agreement or Mortgages and such other documents as are necessary or advisable or required by applicable law to grant to the Agent, for the benefit of the Lenders, a security interest in such property and (ii) take all actions necessary or advisable or required by applicable law to grant to the Agent, for the benefit of the Lenders, a perfected first priority security interest in such property, including the filing of Uniform Commercial Code financing statements in such jurisdictions as may be required by the Security Agreement or by law or as may be requested by the Required Lenders.

(b) With respect to any After-Acquired Property, in addition to the requirements in paragraph (a) above, promptly (i) deliver an amended and restated version of Schedule 1.1B which shall include a legal description of such After-Acquired Property, (ii) satisfy all of the requirements of Section 4.1(g)(ii) with respect to such After-Acquired Property (except to the extent such After-Acquired Property relates to the Northern Pipeline or the Southern Pipeline), and (iii) unless directed otherwise by the Agent, deliver a current (completed within one hundred eighty (180) days prior to the acquisition thereof) Phase I environmental site assessment with respect to such After Acquired Property in form and substance reasonably acceptable to the Agent; provided, however, that the Loan Parties are not required to deliver such assessment except to the extent such Loan Party, itself, receives an assessment in connection with such acquisition. Notwithstanding anything to the contrary contained herein or in the UCC, the Agent shall not have any obligation to (i) prepare, record, file, re-record, or re-file any financing statement, perfection statement, continuation statement or other instrument in any public office or for otherwise ensure the perfection, maintenance, priority or enforceability of any security interest granted pursuant to, or contemplated by, any Loan Document, (ii) take any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) take any action to protect against any diminution in value of the Collateral.

5.10 Use of Proceeds. The proceeds of the Loans shall be used (i) to fund a portion of the refinancing of the Existing Credit Agreement, (ii) to fund the segregated dividend account, (iii) for payment of transaction related expenses, and (iv) thereafter, for working capital needs, and for other general corporate purposes of the Borrowers and their Subsidiaries not in contravention of any Requirement of Law or of any Loan Document.

5.11 Sanctions; Anti-Corruption Laws. The Borrowers will maintain in effect policies and procedures designed to promote compliance by the Borrowers, their Subsidiaries, and their respective directors, officers, employees, and agents with applicable Sanctions and with the FCPA and any other applicable anti-corruption laws.

5.12 Post-Closing Obligations. Shall, and shall cause each of their Subsidiaries to, satisfy each of the following post-closing conditions set forth below within such condition’s prescribed time period; provided that such conditions may be waived and/or time periods extended by the Agent in its sole discretion:

(a) Use commercially reasonable efforts to deliver to Agent, within ninety (90) days of the Closing Date, executed copies of the Subordination Agreements with respect to the Leases to the Agent, substantially in the forms attached as Exhibit G, with such modifications as may be required by the tenant under the Leases, together with an endorsement to the Title Policy evidencing the recordation of the Subordination Agreements.

(b) Deliver to Agent, within fifteen (15) days of the Closing Date, insurance certificates and endorsements, which shall be in form and substance reasonably satisfactory to Agent.

Section 6. NEGATIVE COVENANTS

The Borrowers hereby jointly and severally agree that, so long as any Loan or other amount is owing to any Lender hereunder, each of the Borrowers shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

6.1 Indebtedness. Create, issue, incur, assume, become liable in respect of or suffer to exist any Indebtedness, except:

(a) Indebtedness of any Loan Party pursuant to any Loan Document;

(b) Indebtedness (including, without limitation, Capital Lease Obligations) incurred to finance the acquisition, construction or improvement of any assets, and Indebtedness assumed in connection with the acquisition of any such assets or secured by a Lien on any such assets prior to the acquisition thereof, and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof; provided that (i) such Indebtedness is incurred prior to ninety (90) days after such acquisition or the completion of such construction or improvement and (ii) the aggregate principal amount of such Indebtedness shall not exceed $1,000,000 at any one time outstanding;

(c) Indebtedness of any Loan Party to any other Loan Party; provided that, the Loan Parties shall promptly notify Agent thereof and upon the request of the Agent, any such intercompany loan is evidenced by a note that is pledged to the Agent for the benefit of the Lenders;

(d) Indebtedness existing on the Closing Date and described in Schedule 6.1 and extensions, renewals and refinancings thereof which do not increase the principal amount thereof;

(e) Indebtedness of a Loan Party under Swap Agreements entered into in the ordinary course of business to manage existing or anticipated interest rate risks and not for speculative purposes;

(f) Indebtedness consisting of guaranty obligations of a Loan Party or any of its Subsidiaries incurred in the ordinary course of business for the benefit of such Loan Party or any wholly owned Subsidiary that is a Loan Party to the extent that the Person that is obligated under such guaranty could have incurred such underlying Indebtedness;

(g) Indebtedness consisting of the financing of insurance premiums in the ordinary course of business;

(h) surety and appeal bonds, performance bonds, bid bonds, statutory bonds, appeal bonds, completion guarantee and similar obligations, in each case, issued in the ordinary course of business;

(i) customary indemnification obligations to purchasers in connection with permitted dispositions; and

(j) Indebtedness constituting unsecured debt in an aggregate principal amount not to exceed $1,000,000 at any one time outstanding.

6.2 Liens. Create, incur, assume or suffer to exist any Lien upon any of its property, whether now owned or hereafter acquired, except:

(a) Liens for taxes not yet due or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Borrowers or their Subsidiaries, as the case may be, in conformity with GAAP;

(b) carriers’, warehousemen’s, mechanics’, materialmen’s, repairmen’s or other like Liens arising in the ordinary course of business that are not overdue for a period of more than 30 days or that are being contested in good faith by appropriate proceedings; provided that adequate reserves with respect thereto are maintained on the books of the Borrowers or their Subsidiaries, as the case may be, in conformity with GAAP;

(c) pledges or deposits in connection with workers’ compensation, unemployment insurance and other social security legislation;

(d) deposits to secure the performance of bids, trade contracts (other than for borrowed money), leases, statutory obligations, surety and appeal bonds, performance bonds and other obligations of a like nature incurred in the ordinary course of business;

(e) easements, zoning restrictions, encroachments, rights-of-way, irregularities of title, minor defects, restrictions and other similar non-monetary encumbrances incurred in the ordinary course of business that, in the aggregate, are not substantial in amount and that do not in any case materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Borrowers or any of their Subsidiaries;

(f) Liens securing Indebtedness of the Borrowers or any Subsidiary thereof incurred pursuant to Section 6.1(b); provided that (i) such Liens are incurred prior to ninety (90) days after such acquisition or the completion of such construction or improvement, (ii) such Liens do not at any time encumber any property other than the property financed by such Indebtedness and (iii) the amount of Indebtedness secured thereby is not increased;

(g) Liens created pursuant to the Security Documents;

(h) any interest or title of a lessor under any lease entered into by the Borrowers or any other Subsidiary in the ordinary course of its business and covering only the assets so leased;

(i) Liens arising out of any judgment awarded against a Borrower which have been discharged, vacated, reversed or execution thereof stayed pending appeal or that does not otherwise constitute an Event of Default under Section 7(h);

(j) Liens with respect to which the Borrowers or related lessee shall have provided a bond or other security in an amount and under terms reasonably satisfactory to the Agent and which does not involve any material risk of the sale, forfeiture or loss of any interest in Borrower’s real or personal property;

(k) Liens described in a Title Policy issued by the Title Company, insuring priority in a Mortgage, and permitted by the Agent as of the Closing Date;

(l) Liens not otherwise permitted by this Section so long as the aggregate outstanding principal amount of the obligations secured thereby does not exceed $800,000 at any one time outstanding;

(m) the leasehold interest of the Lessee in the Initial Subordinated Property pursuant to the Lease Transaction, and Liens on the Initial Subordinated Property expressly granted by or permitted under the Lease Agreement, including pursuant to a Tenant Deed of Trust (as defined in the Subordination Agreement relating to the Lease Agreement);

(n) the leasehold interest of Limoneira under the Limoneira Lease Agreement;

(o) the leasehold interest of the Hemp Tenant under the SoCal Hemp Lease Agreement;

(p) Liens of landlords and mortgagees of landlords; provided that such Liens (i) arise by statute or under any lease or related contractual obligation entered into in the ordinary course of business, (ii) are on fixtures and movable tangible property located on the real property leased or subleased from such landlord, and (iii) are for amounts not yet due or that are subject to a contest maintained in good faith by appropriate proceedings promptly instituted and diligently conducted and with respect to which such reserve or other appropriate provision, if any, as shall be required in conformity with GAAP shall have been made;

(q) rights of setoff or bankers’ liens upon deposits of funds in favor of banks or other depository institutions or upon securities in favor of securities intermediaries, solely to the extent incurred in connection with the maintenance of deposit accounts or securities accounts in the ordinary course of business;

(r) Liens on any property or asset acquired in connection with any permitted acquisition, or on any property or asset of any Subsidiary in existence at the time such Subsidiary is acquired; provided that (i) such Liens are not incurred in connection with, or in contemplation or anticipation of, such acquisition and do not attach to any property or asset of any Loan Party other than the property and assets subject to such Liens at the time of such acquisition, and (ii) the applicable Indebtedness secured by such Lien is permitted under Section 6.1;

(s) purported Liens evidenced by the filing of precautionary UCC financing statements relating solely to operating leases or consignments of personal property entered into the ordinary course of business;

(t) any Lien arising under conditional sale, title retention, consignment or similar arrangements for the sale of goods in the ordinary course of business; provided that such Lien attaches only to the goods subject to such sale, title retention, consignment or similar arrangement;

(u) Liens granted on the unearned portion of insurance premiums securing the financing of insurance premiums to the extent the financing is permitted under Section 6.1; and

(v) Liens existing on the date of this Agreement and set forth on Schedule 6.2 and any renewals or extensions of such Liens (without increase in the priority or status thereof); provided that (i) the Indebtedness secured by such Liens is permitted under Section 6.1(d) and (ii) any such renewal or extension does not encumber any additional assets or properties of any Loan Party.

Notwithstanding anything in this Section 6.2 to the contrary, Borrowers shall not, and shall not permit any of their Subsidiaries to, directly or indirectly, create, incur, assume, or suffer to exist any Lien on all or any portion of the Northern Pipeline, the Northern Pipeline Real Property Interests, the Southern Pipeline, the Southern Pipeline Real Property Interests or any After-Acquired Leasehold Property, other than any Lien permitted by clauses (a), (b), (d), (e), (g), (h), (j) or (p) of this Section 6.2.

6.3 Fundamental Changes. Enter into any merger, consolidation or amalgamation, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or Dispose of all or substantially all of its property or business, except that any Investment expressly permitted by Section 6.6 may be structured as a merger, consolidation or amalgamation, except that, if at the time thereof and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing:

(a) any Subsidiary of the Borrower that is a Loan Party may merge into the Borrower in a transaction in which the Borrower is the surviving entity;

(b) any Subsidiary of a Borrower may merge into any other Subsidiary of a Borrower in a transaction in which the surviving entity is a Subsidiary of a Borrower and (if any party to such merger is a Loan Party) a Loan Party; and

(c) any Subsidiary of a Borrower may sell, transfer, lease or otherwise dispose of all or substantially all of its assets to any Borrower or to a Subsidiary of a Borrower which is a Loan Party.

6.4 Disposition of Property. Make any Asset Sale, other than

(a) Asset Sales that meet all of the following requirements:

(i) at the time of such Asset Sale, no Default or Event of Default shall exist or would result from such Asset Sale;

(ii) the purchase price for such Asset Sale shall be at fair market value (as reasonably determined by the board of directors of Cadiz and, if requested by the Agent, the Borrowers shall deliver a certificate of a Responsible Officer of the Borrowers certifying to that effect);

(iii) not less than 75% of the purchase price for such Asset Sale shall be paid to the Borrowers in the form of cash or Cash Equivalents by the transferee of any such assets or its Affiliates; and

(iv) such Asset Sale is not a Disposition of Capital Stock in a Borrower;

(b) dispositions of (i) inventory in the ordinary course of business (including, without limitation, the sale of water or water storage rights) or (ii) equipment that is damaged, obsolete, worn out, replaced, is no longer used or useful, unmerchantable, or unsaleable, in each case, in the ordinary course of business;

(c) dispositions of cash or Cash Equivalents;

(d) any disposition or transfer of property or assets by (i) a Loan Party to any other Loan Party and (ii) any Subsidiary that is not a Loan Party to any Loan Party or to any other wholly-owned Subsidiary that is not a Loan Party;

(e) the sale, transfer or other disposition of assets in connection with the exchange for or acquisition of assets or rights used or useful in the business of the Loan Parties aggregating for such Loan Party and its Subsidiaries not more than $2,000,000 in the aggregate during the term of this Agreement;

(f) any involuntary loss, damage or destruction of property;

(g) any involuntary condemnation, seizure or taking, by exercise of the power of eminent domain or otherwise, or confiscation or requisition of use of property;

(h) a Restricted Payment that does not violate Section 6.5 hereof or an Investment that does not violate Section 6.6 hereof;

(i) the granting of Liens not prohibited by Section 6.2 hereof;

(j) the sale, transfer, lease or other disposition of property of a Loan Party or any Subsidiary (including any disposition of property as part of a sale and leaseback transaction) aggregating for such Loan Party and its Subsidiaries not more than $1,000,000 individually, and $2,500,000 in the aggregate during any fiscal year of such Loan Party; and

(k) disposition or transfer of property or assets related to the Project to a Person whereby (i) such Person is receiving capital for the Project in exchange for contractual rights to revenue, (ii) such transfer is otherwise required under the Project Documents, and (iii) such purchaser, assignee or transferee (w) becomes, at the time of such disposition or transfer, a guarantor hereunder pursuant to a guaranty in form and substance reasonably satisfactory to Agent (each, a “Guaranty”), (x) provides such agreements, documents and instruments as Agent may reasonably request to grant Agent a first priority Lien (subject to the Liens permitted by Section 6.2) on such transferred assets by the purchaser, assignee or transferee, (y) provides, or cause the applicable Loan Party to provide, to Agent such agreements, documents and instruments as Agent may reasonably request to pledge all of such Loan Party’s direct or beneficial ownership interest in such purchaser, assignee or transferee, and (z) provide to Agent all other documentation, which, in its commercially reasonable opinion, is appropriate with respect to the execution and delivery of the applicable documentation referred to above.

6.5 Restricted Payments. Declare or pay any dividend on, or make any payment on account of, or set apart assets for a sinking or other analogous fund for, the purchase, redemption, defeasance, retirement or other acquisition of, any Capital Stock of any Loan Party, whether now or hereafter outstanding, or make any other distribution in respect thereof, either directly or indirectly, whether in cash or property or in obligations of any Borrower (collectively, “Restricted Payments”), except: (i) dividends payable solely in common stock of the Person making such dividend, (ii) Restricted Payments by any Subsidiary to a Borrower or any other Loan Party, (iii) Cadiz withholding or retiring to treasury shares of Common Stock issuable pursuant to equity incentive awards, in connection with applicable tax withholding obligations, (iv) cash dividends payable in respect of Preferred Stock and Depositary Receipts.

6.6 Investments. Make any advance, loan, extension of credit (by way of guaranty or otherwise) or capital contribution to, or purchase any Capital Stock, bonds, notes, debentures or other debt securities of, or any assets constituting a business unit of, or make any other investment in, any Person (all of the foregoing, “Investments”), except:

(a) extensions of trade credit in the ordinary course of business;

(b) Investments in cash and Cash Equivalents;

(c) intercompany Investments by any Loan Party in another Loan Party and guarantees permitted by Section 6.1;

(d) Investments in the form of Swap Agreements permitted under Section 6.1(e);

(e) Investments of any Person existing at the time such Person becomes a Subsidiary or consolidates, amalgamates or merges with a Borrower or any of its Subsidiaries (including in connection with a permitted acquisition) so long as such Investments were not made in contemplation of such Person becoming a Subsidiary or of such consolidation or merger and each such Investments are without recourse to any other Loan Party (unless such recourse would be otherwise permitted hereunder);

(f) Investments existing on the date of this Agreement and set forth on Schedule 6.6 and any extensions or renewals thereof so long as the aggregate amount of all such Investments and commitments to make Investments which are outstanding in reliance on this clause (f) is not increased at any time pursuant to the terms of such Investment in effect on the Closing Date; and

(g) redemptions of Depositary Receipts or shares of Preferred Stock pursuant to the Certificate of Designation for the Preferred Stock.

6.7 Transactions with Affiliates. Enter into any transaction, including any purchase, sale, lease or exchange of property, the rendering of any service or the payment of any management, advisory or similar fees, with any Affiliate (other than among the Loan Parties) unless (a) such transaction is (i) otherwise permitted under this Agreement, (ii) in the ordinary course of business of the relevant Loan Party, and (iii) upon fair and reasonable terms no less favorable to the relevant Loan Party than it would obtain in a comparable arm’s length transaction with a Person that is not an Affiliate, or (b) such transaction is necessary for Cadiz to perform its obligations and exercise its rights pursuant to the Certificate of Designation.

6.8 Sales and Leasebacks. Enter into any arrangement with any Person providing for the leasing by any Borrower of real or personal property that has been or is to be sold or transferred by such Borrower to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of such Borrower.

6.9 Swap Agreements. Enter into any Swap Agreement, except (a) Swap Agreements entered into to hedge or mitigate risks to which a Borrower or any Subsidiary has actual exposure and (b) Swap Agreements entered into in order to effectively cap, collar or exchange interest rates (from fixed to floating rates, from one floating rate to another floating rate or otherwise) with respect to any interest-bearing liability or investment of a Borrower or any Subsidiary.

6.10 Changes in Fiscal Periods. Permit the fiscal year of a Borrower to end on a day other than December 31 or change a Borrower’s method of determining fiscal quarters.

6.11 Negative Pledge Clauses. Enter into or suffer to exist or become effective any agreement that prohibits or limits the ability of any Loan Parties to create, incur, assume or suffer to exist any Lien upon any of its property or revenues, whether now owned or hereafter acquired, other than (a) this Agreement and the other Loan Documents, (b) any agreements governing any Indebtedness otherwise permitted hereby (in which case, any prohibition or limitation shall only be effective against the assets securing any such Indebtedness), (c) the Lease Agreement (which shall be limited to the Initial Subordinated Property subject to the Lease Agreement), (d) restrictions or conditions imposed by Law, (e) customary provisions in leases, subleases, licenses, asset sale agreements and other contracts restricting the grant of a security interest therein or the assignment thereof or the assets governed thereby, and (f) any agreement in effect at the time any Person becomes a Subsidiary, so long as such agreement was not entered into solely in contemplation of such Person becoming a Subsidiary and does not apply to any Loan Party or any of its other Subsidiaries, or the properties of any such Person.

6.12 Clauses Restricting Subsidiary Distributions. Enter into or suffer to exist or become effective any consensual encumbrance or restriction on the ability of any Subsidiary of any Borrower to (a) make Restricted Payments in respect of any Capital Stock of such Subsidiary held by, or pay any Indebtedness owed to, a Borrower or any other Subsidiary of such Borrower, (b) make loans or advances to, or other Investments in, any Borrower or any other Subsidiary of a Borrower or (c) transfer any of its assets to a Borrower or any other Subsidiary of a Borrower, except for such encumbrances or restrictions existing under or by reason of (i) any restrictions existing under the Loan Documents, (ii) imposed by law, or (iii) any restrictions with respect to a Subsidiary imposed pursuant to an agreement that has been entered into in connection with the Disposition of all or substantially all of the Capital Stock or assets of such Subsidiary.

6.13 Lines of Business.

(a) With respect to any Loan Party, enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrowers and their Subsidiaries are engaged on the date of this Agreement or that are reasonably related thereto.

(b) With respect to any Subsidiary that is not a Loan Party, engage in any business activity, incur any liabilities or own any assets, other than those activities relating to the maintenance of its legal existence as an inactive Subsidiary.

6.14 Amendments to Organizational Documents. Amend, supplement or otherwise modify (pursuant to a waiver or otherwise) the terms and conditions of the Organizational Documents of any Borrower or any Subsidiary.

6.15 Other Senior Indebtedness. Incur (i) any Indebtedness senior to the Loans or (ii) except as set forth in Section 6.1(b), any Indebtedness pari passu with Loans without the consent of the Required Lenders.

6.16 Lease Transaction. Either (a) amend, modify, waive, or supplement the terms of the Lease Agreement, the Subordination Agreement relating to the Lease Agreement, or the Memorandum of Lease without the consent of the Required Lenders (other than administrative changes of a technical or immaterial nature that are not adverse to the Lenders or changes to the legal description of the Leased Property (as defined in the Lease Agreement)), or (b) enter into any additional material documents with respect to the Lease Transaction without the consent of the Required Lenders, not to be unreasonably withheld or delayed.

6.17 Sanctions; Anti-Corruption Use of Proceeds. No Borrower will, directly or indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Person, or in any country or territory, that, at the time of such funding, is the subject of Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as Agent, Lender, or otherwise).

Section 7. EVENTS OF DEFAULT

If any of the following events shall occur and be continuing:

(a) the Borrowers shall fail to pay any principal of any Loan when due and payable in accordance with the terms hereof; or the Borrowers shall fail to pay any interest on any Loan, or any other amount payable hereunder or under any other Loan Document, within five (5) days after any such interest or other amount becomes due in accordance with the terms hereof; or

(b) any representation or warranty made or deemed made by any Loan Party herein or in any other Loan Document or that is contained in any certificate, document or financial or other statement furnished by it at any time under or in connection with this Agreement or any such other Loan Document shall prove to have been inaccurate in any material respect on or as of the date made or deemed made; or

(c) (i) any Loan Party shall default in the observance or performance of any agreement contained in Section 2.4 (other than with respect to the failure of the Borrowers to pay interest, which shall be covered by clause (a) above) Section 5.4(a), Section 5.7, Section 5.12, or Section 6 of this Agreement or Section 4.5 of the Security Agreement, or (ii) an “Event of Default” under and as defined in any Mortgage shall have occurred and be continuing; or

(d) any Loan Party shall default in the observance or performance of any other agreement contained in this Agreement or any other Loan Document (other than as provided in paragraphs (a) through (c) of this Section), and such default shall continue unremedied for a period of 30 days after notice to a Borrower from the Agent; or

(e) any Loan Party shall (i) default in making any payment of any principal of any Indebtedness (including any Guarantee Obligation, but excluding the Loans) on the scheduled or original due date with respect thereto beyond the period of grace, if any; or (ii) default in making any payment of any interest on any such Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created; or (iii) default in the observance or performance of any other agreement or condition relating to any such Indebtedness or contained in any instrument or agreement evidencing, securing or relating thereto, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause, with the giving of notice if required, such Indebtedness to become due prior to its stated maturity or (in the case of any such Indebtedness constituting a Guarantee Obligation) to become payable; provided, that a default, event or condition described in clause (i), (ii) or (iii) of this paragraph (e) shall not at any time constitute an Event of Default unless, at such time, one or more defaults, events or conditions of the type described in clauses (i), (ii) and (iii) of this paragraph (e) shall have occurred and be continuing with respect to Indebtedness the outstanding principal amount of which exceeds in the aggregate $1,000,000; or

(f) (i) any Loan Party shall commence any case, proceeding or other action (A) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (B) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or any Loan Party shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against any Loan Party any case, proceeding or other action of a nature referred to in clause (i) above that (A) results in the entry of an order for relief or any such adjudication or appointment or (B) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against any Borrower any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets that results in the entry of an order for any such relief that shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) any Loan Party shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii), or (iii) above; or (v) any Loan Party shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its debts as they become due; or

(g) (i) any Person shall engage in any “prohibited transaction” (as defined in section 406 of ERISA or section 4975 of the Code) involving any Plan, (ii) any “unpaid minimum required contribution” (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of any Loan Party or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is, in the reasonable opinion of the Required Lenders, likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA, (v) any Loan Party or any Commonly Controlled Entity shall, or in the reasonable opinion of the Required Lenders is likely to, incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan or (vi) any other event or condition shall occur or exist with respect to a Plan; and in each case in clauses (i) through (vi) above, such event or condition, together with all other such events or conditions, if any, could, in the sole judgment of the Required Lenders, reasonably be expected to have a Material Adverse Effect; or

(h) one or more judgments or decrees shall be entered against any Loan Party involving in the aggregate a liability (not paid or fully covered by insurance as to which the relevant insurance company has acknowledged coverage) of $1,000,000 or more, and all such judgments or decrees shall not have been paid, satisfied, vacated, discharged, stayed or bonded pending appeal within sixty (60) days from the entry thereof; or

(i) any of the Security Documents shall cease, for any reason, to be in full force and effect, or any Loan Party or any Affiliate of any Loan Party shall so assert, or any Lien created by any of the Security Documents shall cease to be enforceable and of the same effect and priority purported to be created thereby; or

(j) the occurrence of a Change of Control.

then, and in any such event, (A) if such event is an Event of Default specified in clause (i) or (ii) of clause (f) above with respect to the Borrower, automatically the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents, including, without limitation, the Applicable Repayment Fee, shall immediately become due and payable, and (B) if such event is any other Event of Default, the Agent may, or upon the request of the Required Lenders, by notice to the Borrowers, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrowers. Nothing in this Agreement or any of the Loan Documents shall impair any Lender’s right to enforce its claims for amounts owed to such Lender hereunder and under the Loan Documents following the Maturity Date until payment in full of the Obligations and, subject to the provisions of this Section 7 and Section 9.1, to pursue any enforcement action or remedies at law or equity with respect to amounts owed to any Lender as such Lender shall determine in its sole discretion.

Section 8. THE AGENT

8.1 Appointment. Each Lender hereby irrevocably designates and appoints the Agent as the administrative agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes the Agent, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and the other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement, the Agent shall not have any duties or responsibilities, except those expressly set forth herein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent and the Agent shall not be bound by any other agreement, between any Lender and the Borrower, to which it is not a party.

8.2 Delegation of Duties. The Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. The Agent shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

8.3 Exculpatory Provisions. Neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates shall be (i) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or any other Loan Document (except to the extent that any of the foregoing are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from its or such Person’s own gross negligence or willful misconduct) or (ii) responsible in any manner to any of the Lenders for any recitals, statements, representations or warranties made by any Loan Party or any officer thereof contained in this Agreement or any other Loan Document or in any certificate, report, statement or other document referred to or provided for in, or received by the Agent under or in connection with, this Agreement or any other Loan Document or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Loan Document or for any failure of any Loan Party a party thereto to perform its obligations hereunder or thereunder. The Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Loan Document, or to inspect the properties, books or records of any Loan Party. No provision of this Agreement shall require the Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. The Agent shall not be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its reasonable control, including without limitation, acts of God; earthquakes; fires; floods; wars; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority; governmental actions; inability to obtain labor, material, equipment or transportation. In no event shall the Agent be liable, directly or indirectly, for any special, indirect or consequential damages, even if the Agent has been advised of the possibility of such damages and regardless of the form of action. The Agent shall not incur any liability in connection with refusing to act based upon an oral instruction. The permissive authorizations, entitlements, powers and rights granted to the Agent herein (including the right to (i) request any documentation, (ii) request the taking of any action and (iii) exercise any remedies) shall not be construed as duties.

8.4 Reliance by Agent. The Agent shall be entitled to rely, and shall be fully protected in relying, upon any instrument, writing, resolution, notice, consent, certificate, affidavit, letter, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including counsel to the Borrowers), independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement or any other Loan Document unless it shall first receive such advice or concurrence of the Required Lenders (or, if so specified by this Agreement, all Lenders) as it deems appropriate or it shall first be indemnified to its satisfaction by the Lenders against any and all liability and expense that may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement and the other Loan Documents in accordance with a request of the Required Lenders (or, if so specified by this Agreement, all Lenders), and such request and any action taken or failure to act pursuant thereto shall be binding upon all the Lenders and all future holders of the Loans. Phrases such as “satisfactory to the Agent”, “approved by the Agent”, “acceptable to the Agent”, “as determined by the Agent”, “in the Agent’s discretion”, “selected by the Agent”, “as requested by the Agent” and phrases of similar import authorize and permit the Agent to approve, disapprove, determine, act or decline to act in its discretion, it being understood that the Agent in exercising such discretion, hereunder or under any of the Loan Documents, shall be acting on the instructions of the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) and shall be fully protected in, and shall incur no liability in connection with, acting (or failing to act) pursuant to such instructions. With regards to any action or refusal to act that involves discretion, the Agent shall be entitled to refrain from any act or the taking of any action hereunder or under any of the Loan Documents or from the exercise of any power or authority vested in it hereunder or thereunder unless and until the Agent shall have received instructions from the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents) and shall not be liable for any such delay in acting. If at any time the Agent is served with any judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process which in any way affects the Collateral (including, but not limited to, orders of attachment or garnishment or other forms of levies or injunctions or stays relating to the transfer of the Collateral), the Agent (a) shall furnish to the Borrowers prompt written notice thereof and (b) is authorized to comply therewith in any manner as it or its legal counsel of its own choosing deems appropriate; and if the Agent complies with any such judicial or administrative order, judgment, decree, writ or other form of judicial or administrative process, the Agent shall not be liable to any of the parties hereto or to any other person or entity even though such order, judgment, decree, writ or process may be subsequently modified or vacated or otherwise determined to have been without legal force or effect.

8.5 Notice of Default. The Agent shall not be deemed to have knowledge or notice of the occurrence of any Default or Event of Default unless the Agent has received notice from a Lender or a Borrower referring to this Agreement, describing such Default or Event of Default and stating that such notice is a “notice of default”. In the event that the Agent receives such a notice, the Agent shall give notice thereof to the Lenders. The Agent shall take such action with respect to such Default or Event of Default as shall be reasonably directed by the Required Lenders (or, if so specified by this Agreement, all Lenders); provided that unless and until the Agent shall have received such directions, the Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Default or Event of Default as it shall deem advisable in the best interests of the Lenders.

8.6 Non-Reliance on Agent and Other Lenders. Each Lender expressly acknowledges that neither the Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or affiliates have made any representations or warranties to it and that no act by the Agent hereafter taken, including any review of the affairs of a Loan Party or any affiliate of a Loan Party, shall be deemed to constitute any representation or warranty by the Agent to any Lender. Each Lender represents to the Agent that it has, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon the Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of the Loan Parties and their affiliates. Except for notices, reports and other documents expressly required to be furnished to the Lenders by the Agent hereunder, the Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, condition (financial or otherwise), prospects or creditworthiness of any Loan Party or any affiliate of a Loan Party that may come into the possession of the Agent or any of its officers, directors, employees, agents, attorneys-in-fact or affiliates.

8.7 Indemnification. The Lenders agree to indemnify each Agent in its capacity as such (to the extent not reimbursed by a Borrower and without limiting the obligation of the Borrowers to do so), ratably according to their respective holding of the outstanding Loans in effect on the date on which indemnification is sought under this Section 8.7, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever (including the cost of successfully defending itself against a claim brought by a party hereto) that may at any time (whether before or after the payment of the Loans) be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of, this Agreement, any of the other Loan Documents or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by the Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements that are found by a final and nonappealable decision of a court of competent jurisdiction to have resulted from the Agent’s gross negligence or willful misconduct. The agreements in this Section 8.7 shall survive the payment of the Loans and all other amounts payable hereunder and the resignation or removal of the Agent.

8.8 Agent in Its Individual Capacity. The Agent and its affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Loan Party as though the Agent were not an Agent. The terms “Lender” and “Lenders” shall include each Agent in its individual capacity.

8.9 Successor Agent. The Agent may resign as Agent upon ten (10) days’ notice to the Lenders and the Borrowers. If the Agent shall resign as Agent under this Agreement and the other Loan Documents, then the Required Lenders shall appoint a successor agent for the Lenders, which successor agent shall (unless an Event of Default under Section 7(a) or (f) with respect to a Borrower shall have occurred and be continuing) be subject to approval by a Borrower (which approval shall not be unreasonably withheld or delayed), whereupon such successor agent shall succeed to the rights, powers and duties of the Agent, and the term “Agent” shall mean such successor agent effective upon such appointment and approval, and the former Agent’s rights, powers and duties as Agent shall be terminated, without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement or any holders of the Loans. If no successor agent has accepted appointment as Agent by the date that is 10 days following a retiring Agent’s notice of resignation, the retiring Agent’s resignation shall nevertheless thereupon become effective, and the Lenders shall assume and perform all of the duties of the Agent hereunder until such time, if any, as the Required Lenders appoint a successor agent as provided for above. After any retiring Agent’s resignation as Agent, the provisions of this Section 8 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement and the other Loan Documents. Any corporation or other company into which the Agent may be merged or converted or with which it may be consolidated, or any corporation or other company resulting from any merger, conversion or consolidation to which the Agent shall be a party, or any corporation or other company succeeding to the business of the Agent shall be the successor of the Agent hereunder without the execution or filing of any paper with any party hereto or any further act on the part of any of the parties hereto, except where an instrument of transfer or assignment is required by law to effect such succession, anything herein to the contrary notwithstanding.

8.10 Collateral and Guaranty Matters. Each of the Lenders irrevocably authorizes the Agent, (i) to release or re-assign any Lien on any property granted to or held by the Agent under any Loan Document (including any Mortgaged Property and any rights or agreements under any Subordination Agreement relating to any Mortgaged Property) upon the indefeasible payment in full of all Obligations in accordance with this Agreement (other than indemnification and other contingent obligations, in each case, not then due and owing) and (ii) so long as no Event of Default has occurred, to subordinate the Liens of the Agent on the Initial Subordinated Property to the Lessee by the execution and delivery of the Subordination Agreement relating to the Lease Agreement. Upon request by any Loan Party for the release, re-assignment or subordination contemplated above, the Required Lenders shall confirm in writing the Agent’s authority to release, re-assign or subordinate its interest in the Initial Subordinated Property pursuant to this Section 8.10 and direct the Agent to enter into the applicable documentation, including any such Subordination Agreement. The Loan Party that has granted the Collateral being subordinated will provide an officer’s certificate to the Agent certifying that the subordination of such Collateral complies with the terms of the Loan Documents. Upon receipt of such confirmation and direction of the Required Lenders and certification by the applicable Loan Party, the Agent will, at the Borrower’s expense, execute and deliver to the applicable Loan Party a Subordination Agreement to subordinate its interest in such item.

8.11 Agent’s Lease Purchase Options. At the instruction of the Required Lenders, the Agent shall exercise the purchase right granted to the Agent pursuant to Section 4(b)(i) or 4(b)(ii) of the Subordination Agreement relating to the Lease Agreement. The Agent shall notify each Lender of the purchase right being exercised and the date on which the Agent will exercise such purchase right. The Agent (at the direction of the Required Lenders) shall offer each Lender an opportunity to participate in such purchase, either directly or indirectly through a special purpose vehicle established by the Lenders for such purpose, in proportion to such Lender’s pro rata share of the Loans as of such date. Each Lender shall have the right but not the obligation to participate in such purchase. The Lenders electing to participate shall (i) severally provide one hundred percent of the funds required to exercise such purchase option (together with funds provided by the other electing Lenders), with each such Lender agreeing to pay a portion thereof in proportion to its Loans hereunder vis-à-vis each other electing Lender, and (ii) give instructions to the Agent to take all steps that may be necessary to exercise such right. Each such Lender shall be allocated a ratable ownership interest in the acquired special purpose vehicle or property so purchased equal to its share of the total amount paid in the exercise of such purchase option.

Section 9. MISCELLANEOUS

9.1 Amendments and Waivers. Neither this Agreement, any other Loan Document, nor any terms hereof or thereof may be amended, supplemented or modified except in accordance with the provisions of this Section 9.1. The Required Lenders and each Loan Party party to the relevant Loan Document may, or, with the written consent of the Required Lenders, the Agent and each Loan Party party to the relevant Loan Document may, from time to time, (a) enter into written amendments, supplements or modifications hereto and to the other Loan Documents for the purpose of adding any provisions to this Agreement or the other Loan Documents or changing in any manner the rights of the Agent, the Lenders or of the Loan Parties hereunder or thereunder or (b) waive, on such terms and conditions as the Required Lenders or the Agent, as the case may be, may specify in such instrument, any of the requirements of this Agreement or the other Loan Documents or any Default or Event of Default and its consequences; provided, however, that, in the case of clause (a) and clause (b) hereof, no such waiver and no such amendment, supplement or modification shall (i) forgive the principal amount or extend the final scheduled date of maturity of any Loan, reduce the stated rate of any interest or fee payable hereunder or extend the scheduled date of any payment thereof, in each case without the written consent of each Lender directly affected thereby; (ii) eliminate or reduce the voting rights of any Lender under this Section 9.1 without the written consent of such Lender; (iii) reduce any percentage specified in the definition of Required Lenders, or consent to the assignment or transfer by the Borrowers of any of their rights and obligations under this Agreement and the other Loan Documents, in each case without the written consent of all Lenders; (iv) release all or substantially all of the Collateral or amend, modify or waive the last paragraph of Section 7 or Section 5.5 of the Security Agreement, in each case without the written consent of all Lenders; (v) amend Section 2.7 or Section 2.9 without the written consent of all Lenders; or (vi) impose any greater restriction on the ability of any Lender (compared to the ability of the other Lenders) to assign any of its rights or obligations hereunder without the written consent of such Lender. Notwithstanding the foregoing, no amendment, modification or waiver shall affect the rights or duties of the Agent, under this Agreement or any other Loan Document, without the prior written consent of the Agent. Any such waiver and any such amendment, supplement or modification shall apply equally to each of the Lenders and shall be binding upon the Loan Parties, the Lenders, the Agent and all future holders of the Loans. In the case of any waiver, the Loan Parties, the Lenders and the Agent shall be restored to their former position and rights hereunder and under the other Loan Documents, and any Default or Event of Default waived shall be deemed to be cured and not continuing; but no such waiver shall extend to any subsequent or other Default or Event of Default, or impair any right consequent thereon.

9.2 Notices. All notices, requests and demands to or upon the respective parties hereto to be effective shall be in writing (including by telecopy or other electronic transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered, or, in the case of telecopy or other electronic notice, when received, addressed as follows, or to such other address as may be hereafter notified by the respective parties hereto:

Borrowers:

Cadiz Inc.
550 South Hope Street, Suite 2850
Los Angeles, CA 90017
Attention: Chief Financial Officer
Telecopy: (213) 271-1614
Telephone: (213) 271-1600

E-mail: sspeer@cadizinc.com

with a copy to:

Greenberg Traurig, LLP

1840 Century Park East, Suite 1900

Los Angeles, CA 90067

Attention: Homin Lee

Telephone: (310) 586-7752

E-mail: leeho@gtlaw.com

Agent:

B. Riley Securities, Inc.
299 Park Avenue, 21st Floor

New York, New York 10171
Attention: Daniel R. Palmadesso
Telephone: (646) 885-5548
E-mail: dpalmadesso@brileyfin.com

Lenders:

B. Riley Commercial Capital, LLC
11100 Santa Monica Blvd., Suite 800
Los Angeles, CA 90025
Attention: Daniel R. Palmadesso
Telephone: (646) 885-5548
E-mail: dpalmadesso@brileyfin.com

with a copy to:

Morgan, Lewis & Bockius LLP
1400 Page Mill Road
Palo Alto, CA 94304
Attention: Albert Lung
Telephone: (650) 843.7263

E-mail: albert.lung@morganlewis.com

; provided that any notice, request or demand to or upon the Agent or the Lenders shall not be effective until received. Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communications pursuant to procedures approved by the Agent. The Agent or a Borrower may, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it; provided that approval of such procedures may be limited to particular notices or communications.

9.3 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of the Agent or any Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

9.4 Survival of Representations and Warranties. All representations and warranties made hereunder, in the other Loan Documents and in any document, certificate or statement delivered pursuant hereto or in connection herewith shall survive the execution and delivery of this Agreement and the making of the Loans and other extensions of credit hereunder.

9.5 Payment of Expenses and Taxes; Indemnification.

(a) The Borrowers agree (a) to pay or reimburse the Agent for all reasonable and documented out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including the reasonable, documented and out-of-pocket fees and disbursements of counsel to the Agent and filing and recording fees and expenses, with statements with respect to the foregoing to be submitted to the Borrowers prior to the Closing Date (in the case of amounts to be paid on the Closing Date) and from time to time thereafter on a quarterly basis or such other periodic basis as the Agent shall deem appropriate, (b) to pay or reimburse each Lender and the Agent for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including the fees and disbursements of counsel (including the allocated fees and expenses of in-house counsel) to each Lender and of counsel to the Agent, (c) to pay, indemnify, and hold the Agent and the Lenders harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other taxes, if any, that may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents; provided that to the extent that the costs and expenses referred to in the foregoing consist of fees, costs and expenses of counsel, Borrowers shall only be obligated to pay such fees, costs and expenses for one firm of counsel for Agent together with the Lenders, and, if necessary, a single firm of local counsel to Administrative Agent together with the Lenders in each appropriate jurisdiction and a single special or regulatory counsel to the extent necessary or appropriate in each specialty area, in each case, incurred in connection with the Loan Documents or related transactions.

(b) The Borrowers agree to pay, indemnify, and hold the each Lender and the Agent and their respective officers, directors, employees, affiliates, agents and controlling persons (each, an “Indemnitee”) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to (i) the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents, including any of the foregoing relating to the use of proceeds of the Loans, (ii) the violation of, noncompliance with or liability under, any Environmental Law applicable to the operations of any Loan Party or any of the Mortgaged Properties, or (iii) actions or proceedings by any Indemnitee against any Loan Party under any Loan Document (including the cost of successfully defending itself against a claim brought by a party hereto) (all the foregoing in this clause (b), collectively, the “Indemnified Liabilities”); provided, that the Borrowers shall have no obligation hereunder to any Indemnitee with respect to Indemnified Liabilities to the extent such Indemnified Liabilities are found by a final and non-appealable decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Indemnitee. Without limiting the foregoing, and to the extent permitted by applicable law, the Borrowers agree not to assert and to cause its Subsidiaries not to assert, and hereby waive and agree to cause their Subsidiaries to waive, all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that any of them might have by statute or otherwise against any Indemnitee.

(c) All amounts due under this Section 9.5 shall be payable not later than ten (10) days after written demand therefor. The agreements in this Section 9.5 shall survive the payment of the Loans and all other amounts payable hereunder and the resignation or removal of the Agent.

9.6 Successors and Assigns; Assignments and Participations.

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrowers may not assign or otherwise transfer any of their rights or obligations hereunder without the prior written consent of the Agent (and any attempted assignment or transfer by any Borrower without such consent shall be null and void) and (ii) the Lenders may not assign or otherwise transfer its rights or obligations hereunder except to an assignee (“Assignee”) without the prior written consent of the Borrowers (such consent of the Borrowers not to be unreasonably withheld or delayed), which consent shall not be required (A) during the existence of a Default or Event of Default, or (B) during the existence of a default under any material Contractual Obligation of any Borrower; provided, further, that, (other than to a Lender or an Affiliate of a Lender), the amount of Loans of the assigning Lender subject to each assignment (aggregating any such assignments by Affiliates) shall not be less than $15,000,000, unless the Borrowers and the Agent otherwise agree. Subject to acceptance and recording thereof pursuant to this Section 9.6, from and after the effective date specified in each Assignment and Assumption, the Assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Section 9.5). The Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Agent, and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an Assignee, the Assignee’s completed administrative questionnaire (unless the Assignee shall already be a Lender hereunder), and any written consent to such assignment required by this Section 9.6, the Agent shall accept such Assignment and Assumption and record the information contained therein in the Register. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(b) Any Lender may, without the consent of the Borrowers or the Agent, sell participations to one or more entities in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement. Each Lender that sells a participation shall, acting solely for this purpose as a non-fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each participant and the principal amounts (and stated interest) of each participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any participant or any information relating to a participant’s interest in any commitments, loans, or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Agent (in its capacity as Agent) shall have no responsibility for maintaining a Participant Register.

9.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrowers and the Agent. This Agreement may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.

9.8 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

9.9 Integration. This Agreement and the other Loan Documents represent the entire agreement of the parties hereto with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by any such party relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

9.10 Governing Law. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

9.11 Submission to Jurisdiction; Waivers. Each of the Borrowers hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State of New York, the courts of the United States for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrowers at its address set forth in Section 9.2 or at such other address of which the Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

9.12 Acknowledgments. Each of the Borrowers hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents; and

(b) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Borrowers and the Lender.

9.13 Confidentiality. Each of the Agent and each Lender agrees to keep confidential all material non-public information provided to it by any Loan Party pursuant to or in connection with this Agreement that is designated as confidential; provided that nothing herein shall prevent the Agent or any Lender from disclosing any such information (a) to the Agent, any other Lender or any affiliate thereof, (b) subject to an agreement to comply with the provisions of this Section 9.13, to any actual or prospective Assignee, (c) to its employees, directors, agents, attorneys, accountants and other professional advisors or those of any of its affiliates, (d) upon the request or demand of any Governmental Authority, (e) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to any Requirement of Law, (f) if requested or required to do so in connection with any litigation or similar proceeding, (g) that has been publicly disclosed, or (h) in connection with the exercise of any remedy hereunder or under any other Loan Document. The Agent and each Lender further agrees that it shall not engage in any public purchases or sales of any securities of Cadiz for so long as the Agent or such Lender possesses material non-public information about the Borrowers.

9.14 Waivers of Jury Trial. EACH OF THE BORROWERS, THE AGENT, AND THE LENDERS HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

CADIZ INC., as a Borrower

By:	/s/ Stanley Speer
	Name:	Stanley E. Speer
	Title:	Chief Financial Officer

CADIZ REAL ESTATE LLC, as a Borrower

By:	/s/ Stanley Speer
	Name:	Stanley E. Speer
	Title:	Chief Executive Officer, Manager and Chairman

[Signature Page to Credit Agreement]

B. Riley Securities, Inc., as Agent

By:	/s/ Patrice McNicoll
	Name:	Patrice McNicoll
	Title:	Co-head Investment Banking

B. Riley Commercial Capital, LLC, as a Lender

By:	/s/ Mike McCoy
	Name:	Mike McCoy
	Title:	Chief Financial Officer

[Signature Page to Credit Agreement]

SCHEDULE 1.1

Loan Commitment

Lender	Amount of each Lender’s Loan Commitment
B. Riley Commercial Capital, LLC	$50,000,000

Aggregate Amount	$50,000,000

Sch. 1.1-1

SCHEDULE 1.1B

Mortgaged Properties

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE UNINCORPORATED AREA OF ESSEX IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

DIVISION A:

PARCEL 1: APN 558-201-11-0-000

ALL OF SECTION 29, TOWNSHIP 6 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND.

PARCEL 2: APN 558-201-13-0-000, APN 558-201-14-0-000

ALL OF SECTION 33, TOWNSHIP 6 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND.

EXCEPTING THEREFROM THE ABOVE PARCELS 1 AND 2 ALL RIGHT, TITLE AND INTEREST IN AND TO ALL MINERALS AND MINERAL RIGHTS, INCLUDING WITHOUT LIMITATION, OIL, GAS AND OTHER HYDROCARBONS, COAL, GEOTHERMAL RESOURCES, PRECIOUS METAL ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MATERIALS, SAND GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE AT WHICH ANY SUCH SUBSTANCES MAY BE FOUND; HOWEVER, GRANTOR, ITS SUCCESSORS AND ASSIGNS SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OF THE FIRST 300 FEET OF THE SUBSURFACE OF THE PROPERTY IN CONNECTION THEREWITH. GRANTOR ACKNOWLEDGES AND AGREES THAT SAID MINERAL RESERVATION SHALL NOT BE DEEMED TO LIMIT THE RIGHT OF GRANTEE TO EXTRACT WATER FROM THE PROPERTY WHICH MAY INCLUDE THE INCIDENTAL EXTRACTION OF MINERALS, SAND, GRAVEL OR OTHER MATERIAL IN CONNECTION WITH THE EXTRACTION OF WATER, AS RESERVED BY SF PACIFIC PROPERTIES INC., A DELAWARE CORPORATION IN THE DEED RECORDED DECEMBER 26, 1996 AS INSTRUMENT NO. 96-472401 OFFICIAL RECORDS.

Sch. 1.1B-1

DIVISION B:

PARCEL 3: APN 658-131-02-0-000

GOVERNMENT TRACT 38, TOWNSHIP 11 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER GOVERNMENT RESURVEY DATED SEPTEMBER 29, 1924.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OR THE SUBSURFACE OF THE PROPERTY AS RESERVED BY SF PACIFIC PROPERTIES, INC., A DELAWARE CORPORATION, RECORDED JANUARY 6, 1993, AS INSTRUMENT NO. 93-000748, OFFICIAL RECORDS.

PARCEL 4: APN 658-131-06-0-000

GOVERNMENT TRACT 42, TOWNSHIP 11 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT RESURVEY, DATED SEPTEMBER 29, 1924.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OR THE SUBSURFACE OF THE PROPERTY AS RESERVED BY SF PACIFIC PROPERTIES, INC., A DELAWARE CORPORATION, RECORDED JANUARY 6, 1993, AS INSTRUMENT NO. 93-000748, OFFICIAL RECORDS.

Sch. 1.1B-2

PARCEL 5: APN 568-341-07-0-000

LOTS 1, 2, 3, 4 AND 5 AND THE NORTH 1/2 OF SECTION 29, TOWNSHIP 12 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OR THE SUBSURFACE OF THE PROPERTY AS RESERVED BY SF PACIFIC PROPERTIES, INC., A DELAWARE CORPORATION, RECORDED JANUARY 6, 1993, AS INSTRUMENT NO. 93-000748, OFFICIAL RECORDS.

PARCEL 6: APN 568-341-04-0-000

LOTS 1, 2 AND 3 AND THE EAST 1/2 AND THE EAST 1/2 OF THE WEST 1/2 AND THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 33, TOWNSHIP 12 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAND LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OR THE SUBSURFACE OF THE PROPERTY AS RESERVED BY SF PACIFIC PROPERTIES, INC., A DELAWARE CORPORATION, RECORDED JANUARY 6, 1993, AS INSTRUMENT NO. 93-000748, OFFICIAL RECORDS.

Sch. 1.1B-3

PARCEL 7: APN 658-141-04-0-000

GOVERNMENT TRACT 39, TOWNSHIP 11 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT RESURVEY DATED SEPTEMBER 29, 1924.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOW TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OR THE SUBSURFACE OF THE PROPERTY AS RESERVED BY SF PACIFIC PROPERTIES, INC., A DELAWARE CORPORATION, RECORDED JANUARY 6, 1993, AS INSTRUMENT NO. 93-000748, OFFICIAL RECORDS.

PARCEL 8: APN 659-061-16-0-000

SECTION 13, TOWNSHIP 10 NORTH, RANGE 19 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY. EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF SAID LAND AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC., A DELAWARE CORPORATION, RECORDED SEPTEMBER 30, 1993 AS INSTRUMENT NO. 93-419956, OFFICIAL RECORDS.

PARCEL 9: APN 659-051-07-0-000

SECTION 25, TOWNSHIP 10 NORTH, RANGE 19 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF SAID LAND AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC., A DELAWARE CORPORATION, RECORDED SEPTEMBER 30, 1993 AS INSTRUMENT NO. 93-419956, OFFICIAL RECORDS.

Sch. 1.1B-4

PARCEL 10: APN 659-081-03-0-000

SECTION 21, TOWNSHIP 10 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF SAID LAND AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC., A DELAWARE CORPORATION, RECORDED SEPTEMBER 30, 1993 AS INSTRUMENT NO. 93-419956, OFFICIAL RECORDS.

PARCEL 11: APN 659-081-25-0-000, APN 659-081-26-0-000

SECTION 29, TOWNSHIP 10 NORTH, RANGE 20 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM, ALL RIGHT, TITLE AND INTEREST IN AND TO ALL COAL, HYDROCARBONS, GEOTHERMAL RESOURCES, PRECIOUS METALS ORES, BASE METALS ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MINERALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR OR ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF SAID LAND AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC., A DELAWARE CORPORATION, RECORDED SEPTEMBER 30, 1993 AS INSTRUMENT NO. 93-419956, OFFICIAL RECORDS.

EXCEPTING THEREFROM THAT PORTION OF SECTION 29 CONVEYED TO THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, A CORPORATION, BY DEED RECORDED MARCH 16, 1914 IN BOOK 548, PAGE 29 OF DEEDS.

Sch. 1.1B-5

PARCEL 12: APN 556-341-04-0-000

PARCEL 4 OF PARCEL MAP NO. 10131, IN THE UNINCORPORATED AREA OF SAN BERNARDINO COUNTY, AS PER PLAT RECORDED IN BOOK 108, PAGE 55, OF PARCEL MAPS, RECORDS OF SAID COUNTY.

PARCEL 13: APN 556-311-14-0-000, APN 556-311-16-0-000

SECTIONS 32 AND 34, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 14: APN 556-311-52-0-000

THE NORTHWEST ONE-QUARTER AND THE NORTHEAST ONE-QUARTER AND THE NORTH ONE-HALF OF THE SOUTHWEST ONE-QUARTER AND THE NORTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SECTION 21, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 15: APN 556-291-10-0-000, APN 556-291-11-0-000

ALL OF SECTION 16, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM A RECTANGULAR PARCEL OF LAND IN THE NORTHEAST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER OF SAID SECTION 16 DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, DISTANT 86 FEET NORTHERLY, AT RIGHT ANGLES FROM THE CENTER LINE OF WESTBOUND MAIN TRACT OF SAID RAILWAY COMPANY, SAID POINT BEING 546.1 FEET WESTERLY ALONG SAID RIGHT OF WAY LINE FROM ITS INTERSECTION WITH THE EAST LINE OF SAID SECTION 16, DISTANT 365.6 FEET SOUTH ON SAID EAST LINE FROM THE EAST 1/4 CORNER OF SAID SECTION; THENCE WESTERLY ALONG SAID RIGHT OF WAY LINE, 363 FEET; THENCE NORTHERLY AT RIGHT ANGLES, 120 FEET; THENCE EASTERLY, PARALLEL WITH SAID NORTHERN RIGHT OF WAY LINE, 363 FEET; THENCE SOUTHERLY AT RIGHT ANGLES, 120 FEET TO THE POINT OF BEGINNING.

Sch. 1.1B-6

ALSO EXCEPTING THEREFROM A RECTANGULAR PARCEL OF LAND IN THE NORTHEAST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER OF SECTION 16, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, DISTANT 86 FEET NORTHERLY, AT RIGHT ANGLES FROM THE CENTER LINE OF THE WESTBOUND MAIN TRACK OF SAID RAILWAY COMPANY, SAID POINT BEING DISTANT 183.1 FEET WESTERLY ALONG SAID RIGHT OF WAY LINE FROM ITS INTERSECTION WITH THE EAST LINE OF SAID SECTION 16, DISTANT 165.6 FEET SOUTH ON SAID EAST LINE FROM THE EAST 1/4 CORNER OF SAID SECTION: THENCE WESTERLY ALONG SAID RIGHT OF WAY LINE, 363 FEET TO THE SOUTHEAST CORNER OF THE LAND CONVEYED BY W.F. ZIEGLER AND OLIVA M. ZIEGLER BY DEED RECORDED IN BOOK 677, PAGE 159, OFFICIAL RECORDS; THENCE NORTHERLY AT RIGHT ANGLES ALONG THE EASTERLY LINE OF THE LAND CONVEYED BY DEED JUST REFERRED TO, 120 FEET; THENCE EASTERLY, PARALLEL WITH SAID NORTHERN RIGHT OF WAY LINE, 363 FEET; THENCE SOUTHERLY AT RIGHT ANGLES, 120 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM:

FIRST: A STRIP OF LAND, 50 FEET WIDE, LYING SOUTH OF AND ADJACENT TO THE SOUTHERN PACIFIC RAILWAY COMPANY’S 200-FOOT RIGHT OF WAY THROUGH SECTION 16, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN.

SECOND: A PIECE OR PARCEL OF LAND LYING IN THE SOUTHEAST ONE-QUARTER OF SAID SECTION 16, BOUNDED AND DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTHERLY BOUNDARY OF THE ABOVE DESCRIBED PIECE OF LAND, DISTANT 770 FEET WESTERLY ALONG SAID SOUTHERLY LINE FROM THE EAST LINE OF SAID SECTION 16; THENCE SOUTHWESTERLY ALONG SAID SOUTHERLY LINE FROM THE EAST LINE OF SAID SECTION 16: THENCE SOUTHWESTERLY ON A CURVE CONCAVE SOUTHEASTERLY, WITH A RADIUS OF 739.49 FEET, A DISTANCE OF 750 FEET; THENCE SOUTH 5° 24’ WEST, A DISTANCE OF 1481 FEET, MORE OR LESS, TO A POINT IN THE SOUTH LINE OF SAID SECTION 16; THENCE WEST ALONG SAID SOUTH LINE, 50.2 FEET; THENCE NORTH 5° 24’ EAST, A DISTANCE OF 2389 FEET; THENCE NORTHWESTERLY ON A CURVE CONCAVE SOUTHWESTERLY WITH A RADIUS OF 739.49 FEET, A DISTANCE OF 998 FEET, MORE OR LESS, TO A POINT IN THE SOUTHERLY BOUNDARY LINE OF THE ABOVE FIRST DESCRIBED PIECE OF LAND; THENCE EASTERLY ALONG SAID SOUTHERLY BOUNDARY LINE, A DISTANCE OF 975 FEET, MORE OR LESS, TO THE POINT OF BEGINNING.

Sch. 1.1B-7

PARCEL 16: APN 645-091-09-0-000

THE WEST HALF OF THE NORTHWEST QUARTER OF THE NORTHWEST QUARTER OF SECTION 12, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ONE-FOURTH OF ALL MINERALS, OIL, GAS, CARBON AND HYDROCARBON SUBSTANCES ON AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM HOMER S. KNOWLES, ET UX., RECORDED JANUARY 13, 1958 IN BOOK 4410, PAGE 475 OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ONE-FOURTH OF ALL MINERALS, OIL, GAS, CARBON AND HYDROCARBON SUBSTANCES ON AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM JOAN L. ZMINA, TRUSTEE, RECORDED OCTOBER 12, 1994 AS INSTRUMENT NO. 94-415289, OFFICIAL RECORDS.

PARCEL 17: APN 645-121-06-0-000

THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18, EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, PAGE 174, OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM A STRIP OF LAND 200 FEET IN WIDTH IN THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE, EXTENDED:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 36, SAID POINT BEING LOCATED NORTH 46° 03’ WEST 45,738.1 FEET FROM THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO MERIDIAN; THENCE NORTH 47° 57’ WEST 2500 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

Sch. 1.1B-8

PARCEL 18: APN 645-271-03-0-000

THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, PAGE 174, OF OFFICIAL RECORDS.

ALSO EXCEPT THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID SECTION 16, TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER LINE BEING LOCATED 330 FEET SOUTHEASTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89° 42’ 40” EAST 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16; THENCE SOUTH 11° 10’ 04” WEST 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION WHICH IS LOCATED SOUTH 89° 14’ 56” EAST 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY INSTRUMENT DATED SEPTEMBER 15, 1934, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

PARCEL 19: APN 645-271-11-0-000

THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

Sch. 1.1B-9

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

ALSO EXCEPT THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID SECTION 16, TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER LINE BEING LOCATED 330 FEET SOUTHEASTERLY FROM THE BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89° 42’ 40” EAST 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16; THENCE SOUTH 110 10’ 04” WEST 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION WHICH IS LOCATED SOUTH 89° 14’ 56” EAST 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY INSTRUMENT DATED SEPTEMBER 15, 1934, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

ALSO EXCEPT THOSE PORTIONS OF A STRIP OF LAND 200 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE SOUTHWEST QUARTER OF THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE EXTENDED:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED NORTH 46° 42” WEST 69,424.5 FEET FROM THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO MERIDIAN; THENCE NORTH 47° 57’ WEST 3879.8 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE OF SAID SECTION 16, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

Sch. 1.1B-10

PARCEL 20: APN 645-271-13-0-000

THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

PARCEL 21: APN 645-271-23-0-000

THE NORTH 1/2 OF THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

ALSO EXCEPT THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST QUARTER AND THE SOUTHWEST QUARTER OF THE SOUTHWEST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID SECTION 16, TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER LINE BEING LOCATED 330 FEET SOUTHEASTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

Sch. 1.1B-11

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89° 42 40” EAST 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16; THENCE SOUTH 11° 10’ 04” WEST 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION WHICH IS LOCATED SOUTH 89° 14’ 56” EAST 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA BY INSTRUMENT DATED SEPTEMBER 15, 1934, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

PARCEL 22: APN 645-121-05-0-000

THE NORTH 1/2 OF THE NORTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

PARCEL 23: APN 645-121-09-0-000

THE NORTH 1/2 OF THE SOUTHEAST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM A STRIP OF LAND 200 FEET IN WIDTH IN THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE, EXTENDED:

Sch. 1.1B-12

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED NORTH 46° 03’ WEST 45,738,1 FEET FROM THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO MERIDIAN; THENCE NORTH 47° 57’ WEST 2500 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE OF THE SOUTHEAST QUARTER OF SAID SECTION 36, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

PARCEL 24: APN 645-271-07-0-000

THE SOUTH 1/2 OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, PAGE 174, OFFICIAL RECORDS

PARCEL 25: APN 645-271-15-0-000

THE SOUTH 1/2 OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

Sch. 1.1B-13

PARCEL 26: APN 645-271-08-0-000

THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

PARCEL 27: APN 645-271-05-0-000

THE NORTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS CONTAINED IN SAID LAND, TOGETHER WITH THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE, AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LAND, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LAND AS MAY BE REQUIRED THEREFOR, UPON, COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED TO THE STATE OF CALIFORNIA, BY PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

PARCEL 28: APN 645-071-18-0-000

ALL OF SECTION 36, TOWNSHIP 3 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO GOVERNMENT SURVEY.

EXCEPTING THEREFROM ALL MINERALS AND MINERAL DEPOSITS, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS, OTHER GASES, INCLUDING BUT NOT LIMITED TO NONHYDROCARBON AND GEOTHERMAL GASES, OIL SHALE, COAL, PHOSPHATE, ALUMINA, SILICA, FOSSILS OF ALL GEOLOGICAL AGES, SODIUM, GOLD, SILVER, METALS AND THEIR COMPOUNDS, ALKALI, ALKALI EARTH, SAND, CLAY, GRAVEL, SALTS AND MINERAL WATERS, URANIUM, TRONA, AND GEOTHERMAL RESOURCES, TOGETHER WITH THE RIGHT OF THE STATE OR PERSONS AUTHORIZED BY THE STATE TO PROSPECT FOR, DRILL FOR, EXTRACT, MINE AND REMOVE SUCH DEPOSITS OR RESOURCES, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF THE LANDS AS MAY BE NECESSARY THEREFOR, AS RESERVED IN THE PATENT FROM THE STATE OF CALIFORNIA, RECORDED MARCH 21, 1995 AS INSTRUMENT NO. 95-085121, OFFICIAL RECORDS.

Sch. 1.1B-14

PARCEL 29: APN 645-091-10-0-000

THE EAST ONE-HALF OF THE NORTHWEST ONE-QUARTER OF THE NORTHWEST ONE-QUARTER SECTION 12, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ONE-QUARTER OF ALL MINERALS, OIL, GAS, CARBONS AND HYDROCARBON SUBSTANCES ON AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM HOMER S. KNOWLES, ET UX., RECORDED JANUARY 16, 1958 IN BOOK 4414, PAGE 237 OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM ONE-FOURTH OF ALL MINERALS, OIL, GAS, CARBONS AND HYDROCARBON SUBSTANCES ON AND UNDER SAID LAND, AS RESERVED IN THE DEED FROM CAROL 0. ALLEN, ET AL., RECORDED OCTOBER 7, 1994 AS INSTRUMENT NO. 94-411051, OFFICIAL RECORDS.

PARCEL 30: APN 645-091-06-0-000

THE NORTH HALF OF THE NORTHWEST QUARTER OF THE SOUTHWEST QUARTER, SECTION 12, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM 50% OF ALL OIL, GAS, MINERAL, URANIUM, AND OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND, AS RESERVED IN THE DEED RECORDED JUNE 7, 1962, IN BOOK 5712, PAGE 338, OFFICIAL RECORDS.

PARCEL 31: APN 645-271-06-0-000

THE NORTH 1/2 OF THE NORTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN.

EXCEPTING THEREFROM ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LANDS, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LANDS AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFOR, UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960 IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

Sch. 1.1B-15

PARCEL 32: APN 645-271-18-0-000

THE SOUTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN.

EXCEPTING THEREFROM THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID SECTION 16 TO THE SOUTH LINE OF SAID SECTION 16, ONE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER LINE BEING LOCATED 330 FEET SOUTHWESTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89° 42’ 40” EAST, 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16; THENCE SOUTH 11° 10’ 04” WEST, 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION, WHICH IS LOCATED SOUTH 89° 14’ 56” EAST, 147.60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA, BY INSTRUMENT DATED SEPTEMBER 15, 1934, RECORDED SEPTEMBER 26, 1954 IN BOOK 996, PAGE 160, OFFICIAL RECORDS, EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

EXCEPTING THEREFROM ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LANDS, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LANDS AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFOR, UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960 IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

PARCEL 33: APN 645-271-10-0-000

THE SOUTH 1/2 OF THE NORTHWEST 1/4 OF THE NORTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN.

Sch. 1.1B-16

EXCEPTING THEREFROM THOSE PORTIONS OF A STRIP OF LAND 400 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE NORTHWEST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHWEST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, CONTAINED BETWEEN TWO LINES DRAWN FROM THE NORTH LINE OF SAID SECTION 16 TO THE SOUTH LINE OF SAID SECTION 16, ONE LINE BEING LOCATED 70 FEET NORTHWESTERLY FROM AND THE OTHER BEING LOCATED 330 FEET SOUTHWESTERLY FROM AND BOTH LINES BEING PARALLEL TO THE FOLLOWING DESCRIBED LINE, EXTENDED:

BEGINNING AT A POINT ON THE NORTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED SOUTH 89° 42 40” EAST, 1112.42 FEET FROM THE NORTHWEST CORNER OF SAID SECTION 16; THENCE SOUTH 11° 10’ 04” WEST, 5348.94 FEET, MORE OR LESS, TO A POINT ON THE SOUTH LINE OF SAID SECTION, WHICH IS LOCATED SOUTH 89° 14’ 56” EAST, 147,60 FEET FROM THE SOUTHWEST CORNER OF SAID SECTION 16, AS GRANTED TO THE METROPOLITAN WATER DISTRICT OF SOUTHERN CALIFORNIA, BY INSTRUMENT DATED SEPTEMBER 15, 1934, RECORDED SEPTEMBER 26, 1954 IN BOOK 996, PAGE 160, OFFICIAL RECORDS EXECUTED ON BEHALF OF THE STATE OF CALIFORNIA BY THE CHIEF OF THE DIVISION OF STATE LANDS PURSUANT TO THE PROVISIONS OF CHAPTER 507 OF THE STATUTES OF CALIFORNIA, 1933.

FURTHER EXCEPTING THEREFROM THOSE PORTIONS OF A STRIP OF LAND 200 FEET IN WIDTH WHICH ARE LOCATED WITHIN THE SOUTHWEST 1/4 OF THE NORTHWEST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE, EXTENDED:

BEGINNING AT A POINT ON THE SOUTH LINE OF SAID SECTION 16, SAID POINT BEING LOCATED NORTH 46° 42’ WEST, 69,424.5 FEET FROM THE SOUTHEAST CORNER OF SECTION 36, TOWNSHIP 1 NORTH, RANGE 19 EAST, SAN BERNARDINO BASE AND MERIDIAN; THENCE NORTH 47° 57’ WEST, 3879,8 FEET, MORE OR LESS, TO A POINT ON THE WEST LINE OF SAID SECTION 16, AS GRANTED TO THE ARIZONA AND CALIFORNIA RAILWAY COMPANY BY PERMIT DATED FEBRUARY 4, 1910, EXECUTED BY THE SURVEYOR GENERAL OF THE STATE OF CALIFORNIA, PURSUANT TO SECTION 478 OF THE CALIFORNIA CIVIL CODE.

EXCEPTING THEREFROM ALL OIL, GAS, OIL, SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LANDS, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LANDS AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFOR, UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960 IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

Sch. 1.1B-17

PARCEL 34: APN 645-101-04-0-000

THE NORTH ONE-HALF OF THE NORTHEAST ONE-QUARTER OF SECTION 23, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 35: APN 645-271-16-0-000

THE SOUTH HALF OF THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 16, TOWNSHIP 2 NORTH, RANGE 18 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF ON FILE IN THE DISTRICT LAND OFFICE.

EXCEPT THEREFROM ALL OIL, GAS, OIL SHALE, COAL, PHOSPHATE, SODIUM, GOLD, SILVER AND ALL OTHER MINERAL DEPOSITS, CONTAINED IN SAID LAND, AND FURTHER RESERVING TO THE STATE OF CALIFORNIA AND PERSONS AUTHORIZED BY THE STATE, THE RIGHT TO DRILL FOR AND EXTRACT SUCH DEPOSITS OF OIL AND GAS, OR GAS, AND TO PROSPECT FOR, MINE AND REMOVE SUCH DEPOSITS OF OTHER MINERALS FROM SAID LANDS AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF SAID LANDS AS MAY BE REQUIRED THEREFOR, UPON COMPLIANCE WITH THE CONDITIONS AND SUBJECT TO THE PROVISIONS AND LIMITATIONS OF CHAPTER 5, PART I, DIVISION 6 OF THE PUBLIC RESOURCES CODE, AS RESERVED IN THE PATENT RECORDED APRIL 12, 1960, IN BOOK 5109, PAGE 174, OFFICIAL RECORDS.

DIVISION C:

PARCEL 36: APN 556-271-06-0-000

SECTION 1, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 37: APN 556-271-25-0-000, APN 556-271-26-0-000

SECTION 13, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA, AND SANTA FE RAILWAY COMPANY BY DEED RECORDED MARCH 16, 1914 IN BOOK 548, PAGE 29, OF DEEDS.

ALSO EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY BY DEED RECORDED NOVEMBER 26, 1913 IN BOOK 542, PAGE 1, OF DEEDS.

Sch. 1.1B-18

PARCEL 38: APN 556-321-18-0-000

SECTION 13, TOWNSHIP 4 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 39: APN 556-281-02-0-000, APN 556-281-12-0-000

SECTIONS 5 AND 9, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 40: APN 556-301-06-0-000, APN 556-301-07-0-000

SECTION 13, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA, AND SANTA FE RAILWAY COMPANY BY DEED RECORDED MARCH 16, 1914 IN BOOK 548, OF DEEDS, PAGE 29. ALSO EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY BY DEED RECORDED NOVEMBER 26, 1913 IN BOOK 542, OF DEEDS, PAGE 1.

ALSO EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY BY DEED RECORDED AUGUST 8, 1936 IN BOOK 1155, PAGE 155 OF OFFICIAL RECORDS.

PARCEL 41: APN 556-311-17-0-000, APN 556-311-41-0-000

SECTIONS 25 AND 35, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF. EXCEPT FROM SAID SECTION 25 THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA, AND SANTA FE RAILWAY COMPANY BY DEED RECORDED JULY 18, 1914, IN BOOK 554, PAGE 155, OF DEEDS.

PARCEL 42: APN 653-021-14-0-000

SECTION 17, TOWNSHIP 4 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

Sch. 1.1B-19

PARCEL 43: APN 653-041-23-0-000, APN 653-04-24-0-000

SECTION 5, TOWNSHIP 5 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY BY DEED RECORDED MARCH 16, 1914 IN BOOK 548, PAGE 29, OF DEEDS.

PARCEL 44: APN 653-041-10-0-000

THE NORTH ONE-HALF AND THE WEST ONE-HALF OF THE WEST ONE-HALF OF THE NORTHWEST ONE-QUARTER OF THE SOUTHWEST ONE-QUARTER AND THE NORTHEAST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER AND THE SOUTHWEST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER AND THE EAST ONE-HALF OF THE NORTHWEST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER. AND THE EAST ONE-HALF OF THE WEST ONE-HALF OF THE NORTHWEST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER OF ALL IN SECTION 9, TOWNSHIP 5 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ALL MINERALS AND MINERAL RIGHTS, INTERESTS, AND ROYALTIES, INCLUDING, WITHOUT LIMITING THE GENERALITY THEREOF, ALL OIL GAS AND OTHER HYDROCARBON SUBSTANCES, AS WELL AS ALL GEOTHERMAL RESOURCES, AND METALLIC OR OTHER SOLID MINERALS, TOGETHER WITH THE EXCLUSIVE AND PERPETUAL RIGHT OF GRANTOR, ITS SUCCESSORS, ASSIGNS AND LESSEES, OF INGRESS AND EGRESS IN, UPON AND OVER SAID LAND TO EXPLORE FOR, EXTRACT, STORE, REFINE, PROCESS, AND REMOVE THE SAME, AND MAKE SUCH USE OF SAID LAND AS IS NECESSARY OR USEFUL IN CONNECTION THEREWITH, TOGETHER WITH THE RIGHT TO USE SUCH WATER AS MAY BE FOUND ON OR BENEATH SAID LAND FOR EXTRACTION OR PROCESS ION OF SUCH MINERALS AS MAY BE FOUND THEREON. GRANTOR COVENANTS AND AGREES THAT IT WILL COMPENSATE THE OWNER OF THE SURFACE OF SAID LAND FOR SUCK PORTION THEREOF AS MAY BE TAKEN OR DAMAGED BY EXERCISE OF THE RIGHTS RETAINED BY GRANTOR, SUCH COMPENSATION TO BE AN AMOUNT EQUAL TO THE DIMINUTION OF THE FAIR MARKET VALUE OF SAID SURFACE ESTATE SO TAKEN OR DAMAGED, WHICH IN THE ABSENCE OF AGREEMENT, SHALL BE DETERMINED BY THE SUPERIOR COURT OF THE COUNTY IN WHICH SAID LAND IS LOCATED, IN THE MANNER PRESCRIBED FOR DETERMINATION OF VALUES OF REAL PROPERTY BEING ACQUIRED THROUGH EXERCISE OF THE POWER OF EMINENT DOMAIN, AS RESERVED IN THE DEED FROM SANTA FE PACIFIC REALTY CORPORATION, RECORDED OCTOBER 14, 1988, AS INSTRUMENT NO. 88-346016, OFFICIAL RECORDS.

Sch. 1.1B-20

PARCEL 45: APN 653-041-16-0-000

SECTION 17, TOWNSHIP 5 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 46: APN 654-031-02-0-000, APN 654-031-03-0-000

SECTION 1, TOWNSHIP 6 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THEREFROM THE SOUTHEAST ONE-QUARTER OF THE NORTHEAST ONE-QUARTER OF THE NORTHEAST ONE-QUARTER OF SAID SECTION 1.

PARCEL 47: APN 654-021-27-0-000, APN 654-021-28-0-000

THE WEST ONE-HALF OF SECTION 13, TOWNSHIP 6 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA, AND SANTA FE RAILWAY COMPANY BY DEED RECORDED MARCH 16, 1914 IN BOOK 548, PAGE 29, OF DEEDS.

ALSO EXCEPT THEREFROM THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY BY DEED RECORDED NOVEMBER 26, 1913 IN BOOK 542, PAGE 1, OF DEEDS.

PARCEL 48: APN 654-011-03-0-000, APN 654-011-11-0-000, APN 654-011-21-0-000, APN 654-011-22-0-000

SECTIONS 21, 29 AND 33, TOWNSHIP 6 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT FROM SAID SECTION 33 THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA, AND SANTA FE RAILWAY COMPANY BY DEED RECORDED MARCH 16, 1914, IN BOOK 548, PAGE 29, OF DEEDS.

PARCEL 49: APN 556-321-03-0-000

SECTION 4, TOWNSHIP 4 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

Sch. 1.1B-21

PARCEL 50: APN 653-041-13-0-000

SECTION 8, TOWNSHIP 5 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ANY PORTION OF THE ABOVE DESCRIBED PARCELS OF LAND LYING WITHIN THE 200 FOOT RIGHT OF WAY GRANTED TO SOUTHERN PACIFIC RAILROAD COMPANY BY ACT OF CONGRESS APPROVED JULY 27, 1866.

EXCEPT ALL MINERAL AND MINERAL RIGHTS AS MORE FULLY SET FORTH IN THE DEED FROM SANTA FE PACIFIC REALTY CORPORATION, A DELAWARE CORPORATION, AS SUCCESSOR IN INTEREST TO SOUTHERN PACIFIC LAND COMPANY, A CALIFORNIA CORPORATION, RECORDED OCTOBER 14, 1988 AS INSTRUMENT NO. 88-346016 OF OFFICIAL RECORDS.

SAID DEED RECITES THE FOLLOWING:

GRANTOR EXCEPTS FROM SECTION 9, TOWNSHIP 5 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, AND RESERVES UNTO ITSELF, ITS SUCCESSORS AND ASSIGNS ALL MINERALS AND MINERAL RIGHTS, INTERESTS, AND ROYALTIES, INCLUDING, WITHOUT LIMITING THE GENERALITY THEREOF, ALL OIL GAS AND OTHER HYDROCARBON SUBSTANCES, AS WELL AS ALL GEOTHERMAL RESOURCES, AND METALLIC OR OTHER SOLID MINERALS, TOGETHER WITH THE EXCLUSIVE AND PERPETUAL RIGHT OF GRANTOR, ITS SUCCESSORS, ASSIGNS AND LESSEES, OF INGRESS AND EGRESS IN, UPON AND OVER SAID LAND TO EXPLORE FOR, EXTRACT, STORE, REFINE, PROCESS, AND REMOVE THE SAME, AND MAKE SUCH USE OF SAID LAND AS IS NECESSARY OR USEFUL IN CONNECTION THEREWITH, TOGETHER WITH THE RIGHT TO USE SUCH WATER AS MAY BE FOUND ON OR BENEATH SAID LAND FOR EXTRACTION OR PROCESSING OF SUCH MINERALS AS MAY BE FOUND THEREON. GRANTOR COVENANTS AND AGREES THAT IT WILL COMPENSATE THE OWNER OF THE SURFACE OF SAID LAND FOR SUCH PORTION THEREOF AS MAY BE TAKEN OR DAMAGED BY EXERCISE OF THE RIGHTS RETAINED BY GRANTOR, SUCH COMPENSATION TO BE AN AMOUNT EQUAL TO THE DIMINUTION OF THE FAIR MARKET VALUE OF SAID SURFACE ESTATE SO TAKEN OR DAMAGED, WHICH IN THE ABSENCE OF AGREEMENT, SHALL BE DETERMINED BY THE SUPERIOR COURT OF THE COUNTY IN WHICH SAID LAND IS LOCATED, IN THE MANNER PRESCRIBED FOR DETERMINATION OF VALUES OF REAL PROPERTY BEING ACQUIRED THROUGH EXERCISE OF THE POWER OF EMINENT DOMAIN.

PARCEL 51: APN 556-321-04-0-000

SECTION 3, TOWNSHIP 4 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

Sch. 1.1B-22

PARCEL 52: APN 556-281-13-0-000, APN 556-281-17-0-000, APN 556-281-19-0-000, APN 556-281-20-0-000, APN 556-311-01-0-000, APN 556-311-02-0-000, APN 556-311-05-0-000, APN 556-311-06-0-000, APN 556-311-10-0-000, APN 556-311-11-0-000, APN 556-311-47-0-000

SECTIONS 8, 17, 18, 19, 20, 23, 24, THE NORTHEAST ONE-QUARTER, THE WEST ONE-HALF AND THE NORTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SECTION 26 AND SECTIONS 28 AND 29, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING FROM SAID SECTION 17 THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY BY DEED RECORDED AUGUST 16, 1914 IN BOOK 548, PAGE 29, OF DEEDS.

ALSO EXCEPT FROM SAID SECTION 17 THAT PORTION CONVEYED TO CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY BY DEED RECORDED NOVEMBER 26, 1913 IN BOOK 542, PAGE 1, OF DEEDS.

EXCEPTING THEREFROM ANY PORTION OF THE ABOVE DESCRIBED PARCELS OF LAND LYING WITHIN THE 200 FOOT RIGHT OF WAY GRANTED TO SOUTHERN PACIFIC RAILROAD COMPANY BY ACT OF CONGRESS APPROVED JULY 27, 1866.

PARCEL 53: APN 653-041-15-0-000

SECTION 18, TOWNSHIP 5 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ANY PORTION OF THE ABOVE DESCRIBED LAND LYING WITHIN THE 200 FOOT RIGHT OF WAY GRANTED TO SOUTHERN PACIFIC RAILROAD COMPANY BY ACT OF CONGRESS APPROVED JULY 27, 1866.

PARCEL 54: APN 558-181-04-0-000

THE SOUTH 1/2 OF THE SOUTHWEST 1/4 OF THE NORTHEAST 1/4 AND THE SOUTHWEST 1/4 OF THE SOUTHEAST 1/4 OF THE NORTHEAST 1/4 OF SECTION 31, TOWNSHIP 6 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND.

DIVISION D:

PARCEL 55: APN 556-311-49-0-000

THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 21, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

Sch. 1.1B-23

DIVISION E:

PARCEL 56: APN 556-341-01-0-000, APN 556-341-02-0-000, APN 556-341-03-0-000, APN 556-341-05-0-000, APN 556-341-06-0-000, APN 556-341-07-0-000, APN 556-341-08-0-000, APN 556-351-01-0-000, APN 556-351-02-0-000, APN 556-351-03-0-000, APN 556-351-04-0-000, APN 556-351-05-0-000, APN 556-351-06-0-000, APN 556-351-07-0-000, APN 556-351-08-0-000

PARCELS 1, 2, 3, 5, 6, 7, 8, 9, 10, 11, 12, 13, 14, 15 AND 16 OF PARCEL MAPS NO. 10131, IN THE UNINCORPORATED AREA OF SAN BERNARDINO COUNTY, AS PER PLAT RECORDED IN BOOK 108, PAGE 55, OF PARCEL MAPS, RECORDS, RECORDS OF SAID COUNTY.

PARCEL 57: APN 556-311-53-0-000

THE SOUTH HALF OF THE SOUTHWEST QUARTER OF SECTION 21, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 58: APN 556-321-02-0-000, APN 556-321-06-0-000, APN 556-321-10-0-000, APN 556-321-05-0-000

SECTIONS 1, 5 AND 9, TOWNSHIP 4 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF, AND SECTION 2, TOWNSHIP 4 NORTH, RANGE 14 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

DIVISION F:

PARCEL 1: APN 556-271-02-0-000

ALL OF SECTION 5, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 2: APN 556-271-10-0-000

SECTION 9, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM THAT PORTION OF THE SOUTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SECTION 9, TOWNSHIP 5 NORTH, RANGE 13 EAST, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTH LINE OF SAID SECTION 9, 167 FEET WEST FROM THE SOUTHEAST CORNER OF SAID SECTION 9; THENCE NORTH 52° 34’ WEST 1650 FEET; THENCE SOUTH 25° 51’ WEST 1114.4 FEET TO A POINT IN THE SAID SOUTH LINE OF SECTION 9; THENCE EAST, ALONG SAID SOUTH LINE 1795.1 FEET TO THE POINT OF BEGINNING.

Sch. 1.1B-24

ALSO EXCEPTING THEREFROM THAT PORTION OF THE SOUTHWEST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER AND OF THE SOUTHEAST ONE-QUARTER OF THE SOUTHWEST ONE-QUARTER OF SECTION 9, TOWNSHIP 5 NORTH, RANGE 13 EAST, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF SAID RAILWAY COMPANY, 100 FEET NORTHERLY FROM AND AT RIGHT ANGLES TO THE CENTER LINE OF SAID RAILWAY COMPANY’S TRAIN TRACK, AT ENGINEER’S STATION 4495 PLUS 25.7; THENCE NORTH 28° 55’ EAST, 1132.4 FEET; THENCE SOUTH 47° 34’ EAST, 1720 FEET, MORE OR LESS, TO THE SOUTH LINE OF SAID SECTION 9; THENCE WESTERLY, ALONG SAID SOUTH LINE OF SAID NORTHERN RIGHT OF WAY LINE, TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION OF THE SOUTH ONE-HALF OF THE SOUTHWEST ONE-QUARTER AND THE NORTHWEST ONE-QUARTER OF THE SOUTHWEST ONE-QUARTER OF SECTION 9, TOWNSHIP 5 NORTH, RANGE 13 EAST, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF SAID RAILWAY COMPANY, 100 FEET NORTHERLY FROM AND AT RIGHT ANGLES TO THE CENTER LINE OF SAID RAILWAY COMPANY’S MAIN TRACK AT ENGINEER’S STATION 4465 PLUS 25.7; THENCE NORTH 38° 39’ WEST, 2360 FEET, MORE OR LESS, TO A POINT IN THE WEST LINE OF SAID SECTION 9; THENCE SOUTH, ALONG SAID WEST LINE, TO AN INTERSECTION WITH THE NORTHERN BOUNDARY OF SAID RAILWAY COMPANY’S STATION GROUNDS AT OLD BENGAL; THENCE SOUTH 84° 39’ EAST, 759.4 FEET, MORE OR LESS, ALONG SAID NORTHERN BOUNDARY TO THE NORTHEAST CORNER OF SAID STATION GROUNDS, 200 FEET, NORTHERLY AT RIGHT ANGLES FROM THE CENTER LINE OF SAID RAILWAY COMPANY’S MAIN TRACK AT ENGINEER’S STATION 4492 PLUS 50; THENCE SOUTH 5° 21’ WEST, 100 FEET, ALONG THE EASTERLY BOUNDARY OF SAID STATION GROUNDS, TO SAID NORTHERN RIGHT OF WAY LINE; THENCE SOUTH 84° 39’ EAST ALONG SAID RIGHT OF WAY LINE, 724.3 FEET TO THE POINT OF BEGINNING.

ALSO EXCEPTING THEREFROM THAT PORTION LYING WITHIN THE FOLLOWING DESCRIBED PROPERTY:

THE STATION GROUNDS AT OLD BENGAL, ORIGINALLY BRISTOL; SITUATED IN THE SOUTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SECTION 8, IN THE SOUTHWEST ONE-QUARTER OF THE SOUTHWEST ONE-QUARTER OF SECTION 9 AND IN THE NORTHWEST ONE-QUARTER OF THE NORTHWEST ONE-QUARTER OF SECTION 16, TOWNSHIP 5 NORTH, RANGE 13 EAST, BEING 2 STRIPS OF LAND, EACH 100 FEET IN WIDTH BY 2600 FEET IN LENGTH, CONTIGUOUS TO AND ON THE NORTHERLY AND SOUTHERLY SIDES OF THE 200 FOOT RIGHT OF WAY AND EXTENDING FROM A LINE AT RIGHT ANGLES TO THE MAIN TRACK THROUGH ENGINEER’S STATION 4518 PLUS 50 SOUTH 54° 39’ EAST 2600 FEET TO A LINE AT RIGHT ANGLES TO THE MAIN TRACK THROUGH ENGINEER’S STATION 4492 PLUS 50.

Sch. 1.1B-25

ALSO EXCEPTING THEREFROM THAT PORTION LYING WITHIN THE 200 FOOT WIDE STRIP OF LAND DESCRIBED IN THE DEED TO THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY DATED MAY 29, 1913 RECORDED APRIL 16, 1914 IN BOOK 548 PAGE 29 OF DEEDS.

PARCEL 3: APN 556-271-16-0-000

THAT PORTION OF THE SOUTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SECTION 9, TOWNSHIP 5 NORTH, RANGE 13 EAST, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE SOUTH LINE OF SAID SECTION 9, 167 FEET WEST FROM THE SOUTHEAST CORNER OF SAID SECTION 9; THENCE NORTH 52° 34’ WEST 1650 FEET; THENCE SOUTH 25° 51’ WEST 1114.4 FEET TO A POINT IN THE SAID SOUTH LINE OF SECTION 9; THENCE EAST, ALONG SAID SOUTH LINE 1795.1 FEET TO THE POINT OF BEGINNING.

PARCEL 4: APN 556-271-15-0-000

THAT PORTION OF THE SOUTHWEST ONE-QUARTER OF THE SOUTHEAST ONE-QUARTER AND OF THE SOUTHEAST ONE-QUARTER OF THE SOUTHWEST ONE-QUARTER OF SECTION 9, TOWNSHIP 5 NORTH, RANGE 13 EAST, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF SAID RAILWAY COMPANY, 100 FEET NORTHERLY FROM AND AT RIGHT ANGLES TO THE CENTER LINE OF SAID RAILWAY COMPANY’S TRAIN TRACK, AT ENGINEER’S STATION 4495 PLUS 25.7; THENCE NORTH 28° 55’ EAST, 1132.4 FEET; THENCE SOUTH 47° 34’ EAST, 1720 FEET, MORE OR LESS, TO THE SOUTH LINE OF SAID SECTION 9; THENCE WESTERLY, ALONG SAID SOUTH LINE OF SAID NORTHERN RIGHT OF WAY LINE, TO THE POINT OF BEGINNING.

PARCEL 5: APN 556-271-14-0-000

THAT PORTION OF THE SOUTH ONE-HALF OF THE SOUTHWEST ONE-QUARTER AND THE NORTHWEST ONE-QUARTER OF THE SOUTHWEST ONE-QUARTER OF SECTION 9, TOWNSHIP 5 NORTH, RANGE 13 EAST, DESCRIBED AS FOLLOWS:

BEGINNING AT A POINT IN THE NORTHERN RIGHT OF WAY LINE OF SAID RAILWAY COMPANY, 100 FEET NORTHERLY FROM AND AT RIGHT ANGLES TO THE CENTER LINE OF SAID RAILWAY COMPANY’S MAIN TRACK AT ENGINEER’S STATION 4465 PLUS 25.7; THENCE NORTH 38° 39’ WEST, 2360 FEET, MORE OR LESS, TO A POINT IN THE WEST LINE OF SAID SECTION 9; THENCE SOUTH, ALONG SAID WEST LINE, TO AN INTERSECTION WITH THE NORTHERN BOUNDARY OF SAID RAILWAY COMPANY’S STATION GROUNDS AT OLD BENGAL; THENCE SOUTH 84° 39’ EAST, 759.4 FEET, MORE OR LESS, ALONG SAID NORTHERN BOUNDARY TO THE NORTHEAST CORNER OF SAID STATION GROUNDS, 200 FEET, NORTHERLY AT RIGHT ANGLES FROM THE CENTER LINE OF SAID RAILWAY COMPANY’S MAIN TRACK AT ENGINEER’S STATION 4492 PLUS 50; THENCE SOUTH 5° 21’ WEST, 100 FEET, ALONG THE EASTERLY BOUNDARY OF SAID STATION GROUNDS, TO SAID NORTHERN RIGHT OF WAY LINE; THENCE SOUTH 84° 39’ EAST ALONG SAID RIGHT OF WAY LINE, 724.3 FEET TO THE POINT OF BEGINNING.

Sch. 1.1B-26

PARCEL 6: APN 556-271-23-0-000

ALL OF SECTION 17, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 7: APN 556-251-03-0-000

ALL OF SECTION 21, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 8: APN 556-251-11-0-000

SECTION 29, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 9: APN 556-251-15-0-000

SECTION 33, TOWNSHIP 5 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 10: APN 568-251-10-0-000

SECTION 29, TOWNSHIP 13 NORTH, RANGE 19 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 11: APN 653-011-15-0-000

SECTION 33, TOWNSHIP 4 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 12: APN 558-151-14-0-000

THAT PORTION OF SECTION 33, TOWNSHIP 6 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF ON FILE IN THE DISTRICT LAND OFFICE, LYING NORTHERLY OF THE STATE HIGHWAY.

Sch. 1.1B-27

PARCEL 13: APN 558-151-15-0-000

THAT PORTION OF SECTION 33, TOWNSHIP 6 NORTH, RANGE 13 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF ON FILE IN THE DISTRICT LAND OFFICE, LYING SOUTHERLY OF THE STATE HIGHWAY.

PARCEL 14: APN 556-271-22-0-000

SECTION 16, TOWNSHIP 5 NORTH, RANGE 15 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM THOSE CERTAIN STRIPS OF LAND FOR RAILWAY PURPOSES AND STATION GROUNDS DEEDED TO CALIFORNIA, ARIZONA AND SANTA FE RAILROAD COMPANY BY DEEDS RECORDED NOVEMBER 26, 1913 IN BOOK 542, PAGE 1, OF DEEDS, AND MARCH 16, 1914 IN BOOK 548, PAGE 29, OF DEEDS.

ALSO EXCEPTING THEREFROM ALL COAL, OIL, GAS AND OTHER MINERAL DEPOSITS, TOGETHER WITH THE RIGHTS TO PROSPECT FOR, MINE AND REMOVE THE SAME, ACCORDING TO THE PROVISIONS OF SAID ACT OF JUNE 1, 1938 AS RESERVED IN THE PATENT FROM THE STATE OF CALIFORNIA, RECORDED JULY 28, 1958, IN BOOK 4564, PAGE 100, OF OFFICIAL RECORDS.

PARCEL 15: APN 656-111-18-0-000

SECTION 13, TOWNSHIP 9 NORTH, RANGE 17 EAST, SAN BERNARDINO MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 16: APN 556-311-04-0-000

ALL OF SECTION 22, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 17: APN 556-311-09-0-000

ALL OF SECTION 27, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

Sch. 1.1B-28

PARCEL 18:

INTENTIONALLY OMITTED

PARCEL 19:

INTENTIONALLY OMITTED

PARCEL 20: APN 556-341-02-0-000

PARCEL 2 OF PARCEL MAP 10131, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AS PER PLAT RECORDED IN BOOK 108, PAGE 55, OF PARCEL MAPS, RECORDS OF SAID COUNTY.

PARCEL 21: APN 558-171-16-0-000

THE EAST 1/2 OF THE SOUTH 1/2 OF THE SOUTHEAST 1/4 OF SECTION 36, TOWNSHIP 6 NORTH, RANGE 13 EAST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO GOVERNMENT SURVEY, RECORDS OF SAID COUNTY.

PARCEL 22: PORTION APN 558-181-21-0-000

THAT PORTION OF THE SOUTHEAST 1/4 OF SECTION 31, TOWNSHIP 6 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING SOUTH OF THE SOUTH LINE OF ROUTE 66, OF SAID COUNTY, AND MORE PARTICULARLY DESCRIBED AS FOLLOWS:

BEGINNING AT THE SOUTHEAST CORNER OF AFOREMENTIONED SECTION 31; THENCE NORTH 1° 09’ 15” WEST, ALONG THE EAST LINE OF SAID SECTION, 1118.69 FEET TO THE SOUTH LINE OF ROUTE 66 AS DESCRIBED IN THAT CERTAIN QUITCLAIM DEED FROM MELVANE CHAMBLESS TO THE STATE OF CALIFORNIA, RECORDED IN BOOK 594 PAGE 279, OFFICIAL RECORDS; THENCE ALONG SAID SOUTH LINE SOUTH 88° 42’ 45” WEST 2,648.78 FEET TO A POINT ON THE WEST LINE OF SAID SOUTHEAST 1/4 OF SECTION 31; THENCE SOUTH 1° 14’ 08” EAST 1,043.56 FEET ALONG SAID WEST LINE TO THE SOUTH 1/4 CORNER OF SAID SECTION 31; THENCE ALONG THE SOUTH LINE OF SAID SOUTHEAST 1/4 SOUTH 89° 39’ 43” EAST, 2,648.12 FEET TO THE POINT OF BEGINNING.

PARCEL 23: PORTION APN 558-181-21-0-000

THAT PORTION OF THE SOUTHEAST 1/4 OF SECTION 31, TOWNSHIP 6 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, LYING NORTH OF THE NORTH LINE OF ROUTE 66 WHICH HIGHWAY IS 200 FEET WIDE AND MORE PARTICULARLY DESCRIBED IN THAT CERTAIN QUITCLAIM DEED FROM MELVANE CHAMBLESS TO THE STATE OF CALIFORNIA, RECORDED IN BOOK 594, PAGE 279, OFFICIAL RECORDS.

Sch. 1.1B-29

PARCEL 24: APN 558-181-05-0-000

THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF THE NORTHEAST QUARTER OF SECTION 31, TOWNSHIP 6 NORTH, RANGE 14 EAST, OF THE SAN BERNARDINO BASE AND MERIDIAN, CONTAINING 10 ACRES MORE OR LESS.

PARCEL 25: APN 645-061-15-0-000

ALL OF SECTION 16, TOWNSHIP 3 NORTH, RANGE 18 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ALL MINERALS AND MINERAL DEPOSITS, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS, OTHER GASES, INCLUDING, BUT NOT LIMITED TO, NONHYDROCARBON AND GEOTHERMAL GASES, OIL SHALE, COAL, PHOSPHATE, ALUMINA, SILICA, FOSSILS OF ALL GEOLOGICAL AGES, SODIUM, GOLD, SILVER, METALS AND THEIR COMPOUNDS, ALKALI, ALKALI EARTH, SAND, CLAY, GRAVEL, SALTS AND MINERAL WATERS, URANIUM, TRONA, AND GEOTHERMAL RESOURCES, TOGETHER WITH THE RIGHT OF THE STATE OR PERSONS AUTHORIZED BY THE STATE TO PROSPECT FOR, DRILL FOR, EXTRACT, MINE AND REMOVE SUCH DEPOSITS OR RESOURCES, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF THE LANDS AS MAY BE NECESSARY THEREFROM, AS RESERVED BY THE STATE OF CALIFORNIA IN PATENT RECORDED JUNE 4, 1996 AS INSTRUMENT NO. 19960197383 OF OFFICIAL RECORDS.

PARCEL 26: APN 659-241-03-0-000

ALL OF SECTION 16, TOWNSHIP 10 NORTH, RANGE 21 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM ALL MINERALS AND MINERAL DEPOSITS, INCLUDING, BUT NOT LIMITED TO, OIL AND GAS, OTHER GASES, INCLUDING, BUT NOT LIMITED TO, NONHYDROCARBON AND GEOTHERMAL GASES, OIL SHALE, COAL, PHOSPHATE, ALUMINA, SILICA, FOSSILS OF ALL GEOLOGICAL AGES, SODIUM, GOLD, SILVER, METALS AND THEIR COMPOUNDS, ALKALI, ALKALI EARTH, SAND, CLAY, GRAVEL, SALTS AND MINERAL WATERS, URANIUM, TRONA, AND GEOTHERMAL RESOURCES, TOGETHER WITH THE RIGHT OF THE STATE OR PERSONS AUTHORIZED BY THE STATE TO PROSPECT FOR, DRILL FOR, EXTRACT, MINE AND REMOVE SUCH DEPOSITS OR RESOURCES, AND TO OCCUPY AND USE SO MUCH OF THE SURFACE OF THE LANDS AS MAY BE NECESSARY THEREFROM, AS RESERVED BY THE STATE OF CALIFORNIA IN PATENT RECORDED JUNE 4, 1996 AS INSTRUMENT NO. 19960197382 OF OFFICIAL RECORDS.

Sch. 1.1B-30

PARCEL 27: APN 556-271-27-0-000, APN 556-271-29-0-000, APN 556-271-30-0-000, APN 556-271-31-0-000

THE SOUTHERLY 25 FEET OF THAT CERTAIN SOUTHERLY 100 FOOT WIDE BY 2600 FOOT LENGTH STRIP OF LAND LYING IN THE SOUTHWEST QUARTER OF SECTION 9, AND IN THE SOUTHEAST QUARTER OF SECTION 8, AND IN THE NORTHWEST QUARTER OF SECTION 16, AND IN THE NORTHEAST QUARTER OF SECTION 17, ALL IN TOWNSHIP 5 NORTH, RANGE 13 EAST, OF THE SAN BERNARDINO MERIDIAN, DESCRIBED AS “STATION GROUNDS AT OLD BENGAL” IN THAT CERTAIN INDENTURE DATED MAY 29, 1913, CONVEYING LANDS TO THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY (PREDECESSOR IN INTEREST TO THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY, BY DEED RECORDED IN BOOK 548, PAGE 29, DEED RECORDS OF SAN BERNARDINO COUNTY, CALIFORNIA.

DIVISION G:

PARCEL 1: APN 659-241-02-0-000

SECTION 17, TOWNSHIP 10 NORTH, RANGE 21 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPTING THEREFROM THE LAND OF THE ATCHISON, TOPEKA AND SANTA FE RAILWAY COMPANY AS THE SAME WAS DESCRIBED IN THE DEEDS RECORDED MARCH 16, 1914 IN BOOK 348, PAGE 29 OF DEEDS, DECEMBER 28, 1911 IN BOOK 496, PAGE 169 OF DEEDS AND NOVEMBER 26, 1913 IN BOOK 542, PAGE 1 OF DEEDS, RECORDS OF SAID COUNTY.

EXCEPT THE FOLLOWING AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC. RECORDED JUNE 18, 1999 AS INSTRUMENT NO. 260205, OF OFFICIAL RECORDS. ALL RIGHT, TITLE AND INTEREST IN AND TO ALL MINERALS AND MINERAL RIGHTS, INCLUDING, WITHOUT LIMITATION, OIL, GAS AND OTHER HYDROCARBONS, COAL, GEOTHERMAL RESOURCES, PRECIOUS METAL ORES, BASE METAL ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MATERIALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR, ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF THE PROPERTY IN CONNECTION THEREWITH. GRANTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE FOREGOING RESERVATION SHALL NOT BE DEEMED TO LIMIT THE RIGHT OF GRANTEE TO EXTRACT WATER FROM THE PROPERTY WHICH MAY INCLUDE THE INCIDENTAL EXTRACTION OF MINERALS, SAND, GRAVEL OR OTHER MATERIALS IN CONNECTION WITH THE EXTRACTION OF WATER.

Sch. 1.1B-31

PARCEL 2: APN 659-181-03-0-000

SECTION 5 IN TOWNSHIP 10 NORTH, RANGE 21 EAST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THE FOLLOWING AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC. RECORDED JUNE 18, 1999 AS INSTRUMENT NO. 260205, OF OFFICIAL RECORDS. ALL RIGHT, TITLE AND INTEREST IN AND TO ALL MINERALS AND MINERAL RIGHTS, INCLUDING, WITHOUT LIMITATION, OIL, GAS AND OTHER HYDROCARBONS, COAL, GEOTHERMAL RESOURCES, PRECIOUS METAL ORES, BASE METAL ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MATERIALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR, ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF THE PROPERTY IN CONNECTION THEREWITH. GRANTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE FOREGOING RESERVATION SHALL NOT BE DEEMED TO LIMIT THE RIGHT OF GRANTEE TO EXTRACT WATER FROM THE PROPERTY WHICH MAY INCLUDE THE INCIDENTAL EXTRACTION OF MINERALS, SAND, GRAVEL OR OTHER MATERIALS IN CONNECTION WITH THE EXTRACTION OF WATER.

PARCEL 3: APN 659-181-06-0-000

SECTION 9 IN TOWNSHIP 10 NORTH, RANGE 21 EAST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THE FOLLOWING AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC. RECORDED JUNE 18, 1999 AS INSTRUMENT NO. 260205, OF OFFICIAL RECORDS. ALL RIGHT, TITLE AND INTEREST IN AND TO ALL MINERALS AND MINERAL RIGHTS, INCLUDING, WITHOUT LIMITATION, OIL, GAS AND OTHER HYDROCARBONS, COAL, GEOTHERMAL RESOURCES, PRECIOUS METAL ORES, BASE METAL ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MATERIALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR, ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF THE PROPERTY IN CONNECTION THEREWITH. GRANTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE FOREGOING RESERVATION SHALL NOT BE DEEMED TO LIMIT THE RIGHT OF GRANTEE TO EXTRACT WATER FROM THE PROPERTY WHICH MAY INCLUDE THE INCIDENTAL EXTRACTION OF MINERALS, SAND, GRAVEL OR OTHER MATERIALS IN CONNECTION WITH THE EXTRACTION OF WATER.

Sch. 1.1B-32

PARCEL 4: APN 659-241-16-0-000, APN 659-241-17-0-000

SECTION 21 IN TOWNSHIP 10 NORTH, RANGE 21 EAST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THEREFROM THOSE PORTIONS OF SECTION 21 DESCRIBED AS PARCEL NOS. 5 AND 6 IN THE DEED TO THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, A CORPORATION, RECORDED NOVEMBER 26, 1913 IN BOOK 542, PAGE 1, OF DEEDS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

ALSO EXCEPT THEREFROM THOSE PORTIONS INCLUDED WITHIN THE LINES OF THAT CERTAIN RAILROAD RIGHT OF WAY, 200 FEET IN WIDTH, AND THE ‘STATION GROUNDS AT IBIS, ORIGINALLY IBEX,” AS DESCRIBED IN THE DEED TO THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, A CALIFORNIA CORPORATION, RECORDED MARCH 15, 1914 IN BOOK 548, PAGE 29 OF SAID DEEDS.

ALSO EXCEPT THEREFROM THAT PORTION DESCRIBED IN THE DEED TO THE CALIFORNIA, ARIZONA AND SANTA FE RAILWAY COMPANY, A CORPORATION, RECORDED JULY 1, 1952 IN BOOK 2977, PAGE 469 OF OFFICIAL RECORDS IN SAID OFFICE OF THE COUNTY RECORDER.

EXCEPT THE FOLLOWING AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC. RECORDED JUNE 18, 1999 AS INSTRUMENT NO. 260205, OF OFFICIAL RECORDS. ALL RIGHT, TITLE AND INTEREST IN AND TO ALL MINERALS AND MINERAL RIGHTS, INCLUDING, WITHOUT LIMITATION, OIL, GAS AND OTHER HYDROCARBONS, COAL, GEOTHERMAL RESOURCES, PRECIOUS METAL ORES, BASE METAL ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MATERIALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR, ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF THE PROPERTY IN CONNECTION THEREWITH, GRANTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE FOREGOING RESERVATION SHALL NOT BE DEEMED TO LIMIT THE RIGHT OF GRANTEE TO EXTRACT WATER FROM THE PROPERTY WHICH MAY INCLUDE THE INCIDENTAL EXTRACTION OF MINERALS, SAND, GRAVEL OR OTHER MATERIALS IN CONNECTION WITH THE EXTRACTION OF WATER.

Sch. 1.1B-33

PARCEL 5: APN 659-171-10-0-000

SECTION 29 IN TOWNSHIP 10 NORTH, RANGE 21 EAST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF.

EXCEPT THE FOLLOWING AS RESERVED IN THE DEED FROM SF PACIFIC PROPERTIES INC. RECORDED JUNE 18, 1999 AS INSTRUMENT NO. 260205, OF OFFICIAL RECORDS. ALL RIGHT, TITLE AND INTEREST IN AND TO ALL MINERALS AND MINERAL RIGHTS, INCLUDING, WITHOUT LIMITATION, OIL, GAS AND OTHER HYDROCARBONS, COAL, GEOTHERMAL RESOURCES, PRECIOUS METAL ORES, BASE METAL ORES, INDUSTRIAL-GRADE SILICATES AND CARBONATES, FISSIONABLE MATERIALS, SAND, GRAVEL, AGGREGATES, AND ALL OTHER MINERALS OF EVERY KIND AND CHARACTER, METALLIC OR OTHERWISE, WHETHER OR NOT PRESENTLY KNOWN TO SCIENCE OR INDUSTRY, NOW KNOWN TO EXIST OR HEREAFTER DISCOVERED UPON, WITHIN OR UNDERLYING THE SURFACE OF SAID LAND REGARDLESS OF THE DEPTH BELOW THE SURFACE AT WHICH ANY SUCH SUBSTANCE MAY BE FOUND; HOWEVER, GRANTOR, ITS SUCCESSORS AND ASSIGNS, SHALL NOT HAVE THE RIGHT FOR ANY PURPOSE WHATSOEVER TO ENTER UPON, INTO OR THROUGH THE SURFACE OR THE FIRST 300 FEET OF THE SUBSURFACE OF THE PROPERTY IN CONNECTION THEREWITH. GRANTOR HEREBY ACKNOWLEDGES AND AGREES THAT THE FOREGOING RESERVATION SHALL NOT BE DEEMED TO LIMIT THE RIGHT OF GRANTEE TO EXTRACT WATER FROM THE PROPERTY WHICH MAY INCLUDE THE INCIDENTAL EXTRACTION OF MINERALS, SAND, GRAVEL OR OTHER MATERIALS IN CONNECTION WITH THE EXTRACTION OF WATER.

DIVISION H:

PARCEL 1: APN 556-311-50-0-000

THE SOUTHWEST QUARTER OF THE SOUTHEAST QUARTER OF SECTION 21, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT THEREOF.

PARCEL 2:

A NON-EXCLUSIVE APPURTENANT EASEMENT FOR THE PURPOSE OF INGRESS AND EGRESS ACROSS THE FOLLOWING DESCRIBED PORTIONS OF SECTIONS 21, 26, 27 AND 28, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, ACCORDING TO THE OFFICIAL PLAT THEREOF, RECORDS OF SAID COUNTY, DESCRIBED AS FOLLOWS:

PARCEL “A” (PEACH LAND ROAD):

THE EAST 40.00 FEET OF SAID SECTION 28.

Sch. 1.1B-34

PARCEL “B”:

THE SOUTH 40.00 FEET OF SAID SECTION 27.

PARCEL “C”:

THE SOUTH 40.00 FEET OF THE SOUTHWEST ONE-QUARTER OF SAID SECTION 26.

PARCEL “D”:

THE EAST 40.00 FEET OF THE SOUTH ONE-HALF OF THE SOUTHWEST ONE-QUARTER OF SAID SECTION 26.

PARCEL “E”:

A TRIANGULAR SHAPED PARCEL OF LAND BOUNDED AS FOLLOWS:

ON THE SOUTH BY THE NORTH LINE OF PARCEL “C”; ON THE EAST BY THE WEST LINE OF PARCEL “D”; AND ON THE NORTHWEST BY THE ARC OF A CURVE CONCAVE TO THE NORTHWEST AND HAVING A RADIUS OF 20.00 FEET, SAID CURVE BEING TANGENT TO THE NORTH LINE OF PARCEL “C” AND TANGENT TO THE WEST LINE OF PARCEL “D”.

PARCEL “F”:

THE SOUTH 40.00 FEET OF THE EAST 40.00 FEET OF THE NORTH ONE-HALF OF THE SOUTHWEST ONE-QUARTER OF SAID SECTION 26.

PARCEL “G”

THE SOUTH 40.00 FEET OF THE NORTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SAID SECTION 26.

PARCEL “H”:

THE EAST 40.00 FEET OF THE NORTH ONE-HALF OF THE SOUTHEAST ONE-QUARTER OF SAID SECTION 26.

PARCEL “I”:

A TRIANGULAR SHAPED PARCEL OF LAND BOUNDED AS FOLLOWS:

ON THE SOUTH BY THE NORTH LINE OF PARCEL “G”; ON THE EAST BY THE WEST LINE OF PARCEL “H”; AND ON THE NORTHWEST BY THE ARC OF A CURVE CONCAVE TO THE NORTHWEST AND HAVING A RADIUS OF 20.00 FEET, SAID CURVE BEING TANGENT TO THE NORTH LINE OF PARCEL “G” AND TANGENT TO THE WEST LINE OF PARCEL “H”.

Sch. 1.1B-35

PARCEL “J”:

THE EAST 40.00 FEET OF THE NORTH ONE-HALF OF SAID SECTION 26.

PARCEL “K”:

THE SOUTH 40.00 FEET OF THE SOUTHEAST QUARTER OF THE SOUTHEAST QUARTER OF SAID SECTION 21.

DIVISION I:

PARCEL 1: APN 556-311-24-0-000

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

THE SOUTHEAST QUARTER OF SECTION 36, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND.

EXCEPTING THEREFROM A STRIP OF LAND 200 FEET IN WIDTH, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

BEGINNING AT A POINT ON THE EAST LINE OF SAID SECTION 36 LOCATED 1,015.9 FEET NORTH OF THE SOUTHEAST CORNER OF SAID SECTION 36; THENCE NORTH 41°45´ WEST 5,741.7 FEET MORE OR LESS TO A POINT IN THE NORTH LINE OF SAID SECTION 36 LOCATED 1,428.9 FEET EAST OF THE NORTHWEST CORNER OF SAID SECTION 36; THE SIDELINES OF SAID STRIP TO BE SHORTENED OR EXTENDED SO AS TO TERMINATE IN THE EAST AND NORTH LINES OF SAID SECTION 36.

ALSO EXCEPTING THEREFROM ALL OIL, GAS AND OTHER MINERAL DEPOSITS, TOGETHER WITH THE RIGHT TO PROSPECT FOR MINE AND REMOVE THE SAME AS RESERVED IN THE PATENT FROM THE STATE OF CALIFORNIA, RECORDED OCTOBER 7, 1959 IN BOOK 4950, PAGE 192 OF OFFICIAL RECORDS.

PARCEL 2: APN 556-311-43-0-000, APN 556-311-45-0-000

THE LAND REFERRED TO HEREIN BELOW IS SITUATED IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, AND IS DESCRIBED AS FOLLOWS:

THE NORTHEAST QUARTER AND NORTHWEST QUARTER OF SECTION 36, TOWNSHIP 5 NORTH, RANGE 14 EAST, SAN BERNARDINO BASE AND MERIDIAN, IN THE COUNTY OF SAN BERNARDINO, STATE OF CALIFORNIA, ACCORDING TO THE OFFICIAL PLAT OF SAID LAND.

Sch. 1.1B-36

EXCEPTING THEREFROM A STRIP OF LAND 200 FEET IN WIDTH, LYING 100 FEET ON EACH SIDE OF THE FOLLOWING DESCRIBED CENTER LINE:

BEGINNING AT A POINT ON THE EAST LINE OF SAID SECTION 36 LOCATED 1,015.9 FEET NORTH OF THE SOUTHEAST CORNER OF SAID SECTION 36; THENCE NORTH 41°45´ WEST 5,741.7 FEET MORE OR LESS TO A POINT IN THE NORTH LINE OF SAID SECTION 36 LOCATED 1,428.9 FEET EAST OF THE NORTHWEST CORNER OF SAID SECTION 36; THE SIDELINES OF SAID STRIP TO BE SHORTENED OR EXTENDED SO AS TO TERMINATE IN THE EAST AND NORTH LINES OF SAID SECTION 36.

ALSO EXCEPTING THEREFROM ALL OIL, GAS AND OTHER MINERAL DEPOSITS, TOGETHER WITH THE RIGHT TO PROSPECT FOR MINE AND REMOVE THE SAME AS RESERVED IN THE PATENT FROM THE STATE OF CALIFORNIA, RECORDED OCTOBER 7, 1959 IN BOOK 4950, PAGE 192 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM THOSE PORTIONS CONVEYED TO SOUTHERN CALIFORNIA EDISON COMPANY, A CORPORATION, BY DEEDS RECORDED MAY 12, 1970 IN BOOK 7440, PAGE 948 AND IN BOOK 7440, PAGE 950, BOTH OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM THE NORTHWEST QUARTER OF THE SOUTHEAST QUARTER OF THE NORTHWEST QUARTER OF SAID SECTION 36, AS CONVEYED TO ARTHUR MERINO, ET UX., BY DEED RECORDED DECEMBER 9, 1976 IN BOOK 9069, PAGE 13 OF OFFICIAL RECORDS.

ALSO EXCEPTING THEREFROM THE SOUTHEAST QUARTER OF THE SOUTHWEST QUARTER OF THE NORTHEAST QUARTER OF SECTION 36, AS CONVEYED TO IVO RABISSON, A SINGLE MAN BY DEED RECORDED DECEMBER 2, 1976 IN BOOK 9064, PAGE 28 OF OFFICIAL RECORDS.

Sch. 1.1B-37

SCHEDULE 3.12

Subsidiaries

Name	Jurisdiction of Formation	Percentage (%) of each class of Capital Stock owned by any Loan Party or any Subsidiary	Material Assets held
Cadiz Real Estate LLC	Delaware	100% Subsidiary of Cadiz Inc.	Substantially all real estate assets and water rights
Octagon Partners LLC	California	100% Subsidiary of Cadiz Real Estate LLC	424.4 acres of real estate assets
SWI Estate Inc.	Delaware	100% Subsidiary of Cadiz Inc.	Holds net operating loss carryovers
Rancho Cadiz Mutual Water Company	California	100% Subsidiary of Cadiz Inc.	No Assets

Sch. 3.12-1

SCHEDULE 3.16(a)

UCC Filing Jurisdictions

Loan Party	ucc filing jurisdictions
CADIZ INC.	Delaware California County of San Bernardino, California
CADIZ REAL ESTATE LLC	Delaware California County of San Bernardino, California

Sch. 3.16(a)-1

SCHEDULE 3.16(b)

Mortgage Filing Jurisdictions

The Office of the County Recorder for the County of San Bernardino, California.

Sch. 3.16(b)-1

SCHEDULE 4.1(f)

Governmental Authorizations and Consents

none.

Sch. 4.1(f)-1

Schedule 6.1

Existing INDEBTEDNESS

Deere & Company (purchase of two tractors)

GM Financial (purchase of truck)

Reclamation Bond with Bureau of Land Management

Sch. 6.1-1

Schedule 6.2

Existing Liens

Jurisdiction	Debtor	Secured Party	Filing Info	Collateral
Delaware	CADIZ INC.	DEERE & COMPANY	20206491338	2 John Deere tractors

Sch. 6.2-1

Schedule 6.6

Existing investments

50% interest in SoCal Hemp JV LLC

Sch. 6.6-1

Exhibit A

FORM OF ASSIGNMENT AND ASSUMPTION AGREEMENT

ASSIGNMENT AND ASSUMPTION AGREEMENT (this “ASSIGNMENT AGREEMENT”) is entered into as of [DATE] between [NAME OF ASSIGNOR] (the “Assignor”) and [NAME OF ASSIGNEE] (the “Assignee”). Reference is made to the credit agreement described in Annex I hereto (the “Credit Agreement”). Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

1. In accordance with the terms and conditions of section 9.6 of the Credit Agreement, the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor without recourse and without representation or warranty (except as provided in this Assignment Agreement), that interest in and to the Assignor’s rights and obligations under the Loan Documents as of the date hereof with respect to the Obligations owing to the Assignor to the extent specified on Annex I.

2. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby; (b) makes no representation or warranty and assumes no responsibility with respect to (i) any statements, representations or warranties made in or in connection with the Loan Documents, or (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any other instrument or document furnished pursuant thereto; (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or the performance or observance by Borrowers of any of their obligations under the Loan Documents or any other instrument or document furnished pursuant thereto, and (d) represents and warrants that the amount set forth as the Purchase Price on Annex I represents the amount owed by Borrowers to Assignor with respect to Assignor’s share of the Loans assigned hereunder, as reflected on the Assignor’s books and records.

3. The Assignee represents and warrants that (a) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment Agreement and to consummate the transactions contemplated hereby and (b) that this Assignment Agreement has been duly authorized, executed and delivered by the Assignee and that this Assignment Agreement constitutes a legal, valid and binding obligation of the Assignee, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles.

Exhibit A-1

4. The Assignee (a) confirms that it has received copies of the Credit Agreement and the other Loan Documents, together with copies of the financial statements referred to therein and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement and that it is not relying upon any representation, warranty or statement (except any such representation, warranty or statement expressly set forth in this Assignment Agreement); (b) agrees that it will, independently and without reliance upon Agent, Assignor or any other Lender based upon such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking any action under the Loan Documents; (c) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (d) agrees that it will timely perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender; and (e) attaches any tax documentation required to be delivered by it pursuant to the terms of the Credit Agreement. The Assignor shall have no duty or responsibility either initially or on a continuing basis to make any such investigation or any such appraisal on behalf of the Assignee or to provide the Assignee with any credit or other information with respect thereto, whether coming into its possession before the making of the initial extension of credit under the Credit Agreement or at any time or times thereafter.

5. Following the execution of this Assignment Agreement by the Assignor and Assignee, the Assignor will deliver this Assignment Agreement to the Agent for recording by the Agent. The effective date of this Assignment (the “Settlement Date”) shall be the later to occur of (a) the date of the execution and delivery hereof by the Assignor and the Assignee, and (b) the date specified in Annex I.

6. As of the Settlement Date (a) the Assignee shall be a party to the Credit Agreement and, to the extent of the interest assigned pursuant to this Assignment Agreement, have the rights and obligations of the Lender thereunder and under the other Loan Documents, and (b) the Assignor shall, to the extent of the interest assigned pursuant to this Assignment Agreement, relinquish its rights and be released from its obligations under the Credit Agreement and the other Loan Documents.

7. Upon the Settlement Date, Assignee shall pay to Assignor the Purchase Price (as set forth in Annex I). From and after the Settlement Date, the Agent shall make all payments in respect of the assigned interest (including payments of principal, interest, fees and other amounts) to the relevant Assignee whether such amounts have accrued prior to, on or after the Settlement Date. The Assignor and the Assignee shall make all appropriate adjustments in payments by the Agent for periods prior to the Settlement Date, or with respect to the making of this assignment, directly between themselves.

8. This Assignment Agreement may be executed in counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. This Assignment Agreement may be executed and delivered by facsimile or other electronic transmission all with the same force and effect as if the same were a fully executed and delivered original manual counterpart.

9. THIS ASSIGNMENT AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

Exhibit A-2

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Assumption, including Annex I hereto to be executed by their respective officers, as of the first date written above.

[LENDER OR ORIGINAL LENDER],
as Assignor

By:
Name:
Title:

[LENDER],
as Assignee

By:
Name:
Title:

Accepted:[1]

[CADIZ INC.],
as Borrower

By:
Name:
Title:

[CADIZ REAL ESTATE LLC],
as Borrower

By:
Name:
Title:

[1]	To be completed to the extent consents of the Borrowers are required under Section 9.6(a) of the Credit Agreement.

Exhibit A-3

EXHIBIT B

ANNEX FOR ASSIGNMENT AND ASSUMPTION

1.	Borrowers: Cadiz Inc. and Cadiz Real Estate LLC

2.	Name and Date of Credit Agreement:

Credit Agreement, dated as of July 2, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Cadiz Inc. and Cadiz Real Estate LLC, as borrowers (the “Borrowers”), the lenders party thereto, and B. Riley Securities, Inc., as administrative agent (the “Agent”).

3.	Date of Assignment Agreement: [DATE]

4.	Amounts:

Designation of Assigned Loan	Amount of Assigned Loan

5.	Settlement Date: [DATE]

6.	Purchase Price: [$PRICE]

7.	Notice and Payment Instructions, etc.

Assignor	Assignee
[NAME OF ASSIGNOR]
[ADDRESS]
[ADDRESS]
[ATTENTION]
[TELECOPY]
[TELEPHONE]
[PAYMENT ACCOUNT BANK]
[PAYMENT ACCOUNT R/T NUMBER]
[PAYMENT ACCOUNT NUMBER]
[PAYMENT ACCOUNT REFERENCE]

Exhibit B-1

FORM OF COMPLIANCE CERTIFICATE

[CADIZ LETTERHEAD]

B. Riley Securities, Inc.

299 Park Avenue, 21st Floor

New York, New York 10171

Attention: Daniel R. Palmadesso

Re:	Compliance Certificate dated _________________

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of July 2, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among Cadiz Inc. (“Cadiz”) and Cadiz Real Estate LLC (together with Cadiz, the “Borrowers”), as borrowers, the lenders party thereto, and B. Riley Securities, Inc., as administrative agent (the “Agent”). Capitalized terms used in this Compliance Certificate have the meanings set forth in the Credit Agreement unless specifically defined herein.

Pursuant to Section 5.2 of the Credit Agreement, the undersigned, being a Responsible Officer of Cadiz, hereby certifies that:

1. The financial information of Cadiz and its Subsidiaries furnished in SCHEDULE 1 attached hereto, has been prepared in accordance with GAAP (except for year-end adjustments and the lack of footnotes), and fairly presents in all material respects the financial condition of Cadiz and its Subsidiaries.

2. The undersigned has reviewed the terms of the Credit Agreement and has made, or caused to be made under his/her supervision, a review in reasonable detail of the transactions and condition of Cadiz and its Subsidiaries during the accounting period covered by the financial statements (the “Accounting Period”) delivered pursuant to Section 5.1 of the Credit Agreement.

3. Such review has not disclosed the existence on and as of the date hereof, and the undersigned does not have knowledge of the existence as of the date hereof, of any event or condition that constitutes a Default or Event of Default, except for such conditions or events listed on SCHEDULE 2 attached hereto, specifying the nature and period of existence thereof and what action Cadiz and its Subsidiaries have taken, are taking or propose to take with respect thereto.

4. To the best knowledge of the undersigned, each Loan Party during the Accounting Period has observed or performed all of its covenants and other agreements, and satisfied every condition contained in the Credit Agreement and the other Loan Documents to which it is a party to be observed, performed or satisfied by it, except as set forth on SCHEDULE 3 attached hereto.

5. [Below is a description of any change in the jurisdiction of organization of any Loan Party [and a list of any material Intellectual Property acquired by any Loan Party] since the date of the Compliance Report most recently delivered.

______________________________]

Exhibit B-2

Exhibit B

IN WITNESS WHEREOF, this Compliance Certificate is executed by the undersigned this ___ day of ______________.

CADIZ INC.

By:
Name:
Title:

CADIZ REAL ESTATE LLC

By:
Name:
Title:

Exhibit B-3

EXHIBIT B

SCHEDULE 1

FINANCIAL INFORMATION

Exhibit B-4

EXHIBIT B

SCHEDULE 2

DEFAULT OR EVENT OF DEFAULT

Exhibit B-5

Annex I to
Exhibit A

SCHEDULE 3

COVENANTS AND CONDITIONS

Exhibit B-6

Annex I to
Exhibit A

EXHIBIT C

FORM OF BORROWING NOTICE

Date:1 __________, _______

To:	B. Riley Securities, Inc., as administrative agent (in such capacity, the “Agent”) under that certain Credit Agreement dated as of July 2, 2021 (as the same may be amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cadiz Inc., a Delaware corporation (“Cadiz”), Cadiz Real Estate LLC, a Delaware limited liability company (“CRE”; together with Cadiz, the “Borrower” or “Borrowers”), the Lenders from time to time party thereto and the Agent.

Ladies and Gentlemen:

Reference is made to the above-described Credit Agreement. Terms defined in the Credit Agreement, wherever used herein, unless otherwise defined herein, shall have the same meanings herein as are prescribed by the Credit Agreement. The undersigned hereby irrevocably notifies you, pursuant to Section 2.1 of the Credit Agreement, of the borrowing specified below (the “Borrowing”):

1.	The Borrowing will be a Borrowing of Loans.

2.	The aggregate amount of the proposed Borrowing is: $50,000,000

3.	The Business Day of the proposed Borrowing is: _______.

4.	The location and number of the account to which the proceeds of such Borrowing are to be disbursed is _______.

(signature page follows)

1	The Borrowers shall deliver to the Agent a fully executed Borrowing Notice not later than 12:00 noon (New York City time) one (1) Business Day prior to the Closing Date with respect to the Initial Loans to be made on the Closing Date.

Exhibit C-1

Annex I to
Exhibit A

ExHIBIT D

SECURITY AGREEMENT

made by

CADIZ INC.
and
CADIZ REAL ESTATE LLC,
as Loan Parties,

in favor of

B. Riley Securities, Inc.,
as Agent

Dated as of July 2, 2021

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Section 5
REMEDIAL PROVISIONS
5.1	Certain Matters Relating to Receivables	11
5.2	Communications with Obligors; Loan Parties Remain Liable	11
5.3	Pledged Stock	12
5.4	Proceeds to Be Turned Over to Agent	13
5.5	Application of Proceeds	13
5.6	Code and Other Remedies	14
5.7	Deficiency	14

Section 6
MISCELLANEOUS
6.1	Amendments in Writing	15
6.2	Notices	15
6.3	No Waiver by Course of Conduct; Cumulative Remedies	15
6.4	Enforcement Expenses; Indemnification	15
6.5	Successors and Assigns	15
6.6	Set-off	16
6.7	Counterparts	16
6.8	Severability	16
6.9	Section Headings	16
6.10	Integration	16
6.11	Governing Law	17
6.12	Submission to Jurisdiction; Waivers	17
6.13	Acknowledgments	17
6.14	Releases	18
6.15	Waiver of Jury Trial	18
6.16	The Agent	18

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SCHEDULES

Schedule 1	Notice Addresses of Loan Parties

Schedule 2	Description of Investment Property

Schedule 3	Filings and Other Actions Required to Perfect Security Interests

Schedule 4	Jurisdiction of Organization, Organizational Number, FEIN and Chief Executive Office

Schedule 5	Owned and Leased Property

Schedule 6	Locations of Inventory and Equipment

Schedule 7	Intellectual Property

Schedule 8	Deposit Accounts and Securities Accounts

Schedule 9	Letter of Credit Rights

Schedule 10	Commercial Tort Claims

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SECURITY AGREEMENT

SECURITY AGREEMENT, dated as of July 2, 2021, made by Cadiz Inc., a Delaware corporation (“Parent”), and Cadiz Real Estate LLC, a Delaware limited liability company (“CRE”) (together with any other entity that may become a party hereto as provided herein, the “Loan Parties”), in favor of B. Riley Securities, Inc., as administrative agent and collateral agent (in such capacity, the “Agent”), on behalf of the Lenders under the Credit Agreement, dated as of July 2, 2021 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Parent and CRE, as borrowers (together, the “Borrower”), the lenders party thereto (the “Lenders”) and the Agent.

W I T N E S S E T H:

WHEREAS, it is a condition precedent to the Credit Agreement that the Loan Parties shall have executed and delivered this Agreement to the Agent;

NOW, THEREFORE, in consideration of the premises hereunder, and to induce the Agent and the Lenders to enter into the Credit Agreement, each Loan Party hereby agrees with the Agent as follows:

Section 1

DEFINED TERMS

1.1 Definitions. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement, and the following terms are used herein as defined in the New York UCC: Accounts, Certificated Security, Chattel Paper, Commercial Tort Claims, Contracts, Control, Documents, Equipment, Farm Products, Fixtures, General Intangibles, Goods, Instruments, Inventory, Letter-of-Credit Rights, Securities Accounts and Supporting Obligations. The following terms shall have the following meanings:

(a) “Agreement”: this Security Agreement, as the same may be amended, restated, supplemented or otherwise modified from time to time.

(b) “Borrower Obligations”: the collective reference to the Obligations, as defined in the Credit Agreement.

(c) “Collateral”: as defined in Section 2.

(d) “Collateral Account”: any collateral account established by the Agent as provided in Section 5.1 or 5.4.

(e) “Copyright Licenses”: any written agreement naming any Loan Party as licensor or licensee (including, without limitation, those listed in Schedule 7), granting any right under any Copyright, including, without limitation, the grant of rights to manufacture, distribute, exploit and sell materials derived from any Copyright.

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(f) “Copyrights”: (i) all copyrights arising under the laws of the United States, whether registered or unregistered and whether published or unpublished (including, without limitation, those listed in Schedule 7), all registrations and recordings thereof, and all applications in connection therewith, including, without limitation, all registrations, recordings and applications in the United States Copyright Office, and (ii) the right to obtain all renewals thereof.

(g) “Deposit Account”: as such term is defined in the New York UCC, including the deposit accounts listed on Schedule 8.

(h) “Excluded Account(s)”: as defined in Section 4.8.

(i) “Intellectual Property”: the collective reference to all rights, priorities and privileges relating to intellectual property arising under United States laws, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks and the Trademark Licenses.

(j) “Intercompany Note”: any promissory note evidencing loans made by any Loan Party to another Loan Party.

(k) “Investment Property”: the collective reference to (i) all “Investment Property” as such term is defined in Section 9-102(a)(49) of the New York UCC and (ii) in any event, all Pledged Notes and all Pledged Stock.

(l) “Issuers”: the collective reference to each issuer of any Investment Property.

(m) “New York UCC”: the Uniform Commercial Code as from time to time in effect in the State of New York.

(n) “Loan Party Obligations”: with respect to any Loan Party, all obligations and liabilities of such Loan Party to the Lenders and the Agent which may arise under or in connection with this Agreement, any other Loan Document to which such Loan Party is a party, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to the Agent that are required to be paid by such Loan Party pursuant to the terms of this Agreement, any other Loan Document).

(o) “Obligations”: (i) in the case of the Borrower, the Borrower Obligations, and (ii) in the case of each other Loan Party, its Loan Party Obligations.

(p) “Patent License”: all agreements, whether written or oral, providing for the grant by or to any Loan Party of any right to manufacture, use or sell any invention covered in whole or in part by a Patent, including, without limitation, any of the foregoing referred to in Schedule 7.

(q) “Patents”: (i) all letters patent of the United States, all reissues and extensions thereof and all goodwill associated therewith, including, without limitation, any of the foregoing referred to in Schedule 7, (ii) all applications for letters patent of the United States, continuations and continuations-in-part thereof, including, without limitation, any of the foregoing referred to in Schedule 7, and (iii) all rights to obtain any reissues or extensions of the foregoing.

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(r) “Pledged Notes”: all promissory notes listed on Schedule 2 and all Intercompany Notes at any time issued to any Loan Party and all other promissory notes issued to or held by any Loan Party.

(s) “Pledged Stock”: (i) the shares of Capital Stock listed on Schedule 2 and (ii) any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or directly held by, any Loan Party while this Agreement is in effect.

(t) “Proceeds”: all “Proceeds” as such term is defined in Section
9-102(a)(64) of the New York UCC and, in any event, shall include, without limitation, all dividends or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

(u) “Receivable”: any right to payment for goods sold or leased or for services rendered, whether or not such right is evidenced by an Instrument or Chattel Paper and whether or not it has been earned by performance (including, without limitation, any Account).

(v) “Securities Act”: the Securities Act of 1933, as amended.

(w) “Trademark License”: any agreement, whether written or oral, providing for the grant by or to any Loan Party of any right to use any Trademark, including, without limitation, any of the foregoing referred to in Schedule 7.

(x) “Trademarks”: (i) all trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos and other source or business identifiers, and all goodwill associated therewith, now existing or hereafter adopted or acquired, all registrations and recordings thereof, and all applications in connection therewith, whether in the United States Patent and Trademark Office or in any similar office or agency of the United States or any State thereof, or otherwise, and all common-law rights related thereto, including, without limitation, any of the foregoing referred to in Schedule 7, and (ii) the right to obtain all renewals thereof.

1.2 Other Definitional Provisions. (a) The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

(b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(c) Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Loan Party, shall refer to such Loan Party’s Collateral or the relevant part thereof.

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Section 2

GRANT OF SECURITY INTEREST

Each Loan Party hereby grants to the Agent, for its benefit and on behalf of, and for the benefit of, the Lenders, a security interest in, all of the following property now owned or at any time hereafter acquired by such Loan Party or in which such Loan Party now has or at any time in the future may acquire any right, title or interest (collectively, the “Collateral”), as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of such Loan Party’s Obligations:

(a) all Accounts;

(b) all cash and Cash Equivalents;

(c) all Chattel Paper;

(d) all Contracts;

(e) the Deposit Accounts;

(f) all Documents;

(g) all Equipment;

(h) all Fixtures;

(i) all General Intangibles;

(j) all Instruments;

(k) all Intellectual Property;

(l) all Inventory;

(m) all Investment Property;

(n) all Letter-of-Credit Rights;

(o) all Securities Accounts;

(p) all Goods not otherwise described above;

(q) all books and records pertaining to the foregoing; and

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(r) to the extent not otherwise included, all Proceeds, Supporting Obligations and products of any and all of the foregoing and all collateral security and guarantees given by any Person with respect to any of the foregoing;

provided, however, that notwithstanding any of the other provisions set forth in this Section 2, this Agreement shall not constitute a grant of a security interest in (i) any property to the extent that such grant of a security interest is prohibited by any Requirements of Law of a Governmental Authority, requires a consent not obtained of any Governmental Authority pursuant to such Requirement of Law or is prohibited by, or constitutes a breach or default under or results in the termination of or requires any consent not obtained under, any contract, license, agreement, instrument or other document evidencing or giving rise to such property or, in the case of any Investment Property, Pledged Stock or Pledged Note, any applicable shareholder or similar agreement, except to the extent that such Requirement of Law or the term in such contract, license, agreement, instrument or other document or shareholder or similar agreement providing for such prohibition, breach, default or termination or requiring such consent is ineffective under applicable law; (ii) any Excluded Accounts, and (iii) any intent to use trademark application prior to the filing and acceptance of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity, enforceability, or registrability of such intent to use trademark application under applicable federal Law.

Section 3

REPRESENTATIONS AND WARRANTIES

To induce the Lenders and the Agent to enter into the Credit Agreement and the Lenders to make their extensions of credit to the Borrowers thereunder, each Loan Party hereby represents and warrants to the Agent for the benefit of the Lenders that:

3.1 Title; No Other Liens. Except for the security interest granted to the Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral by the Credit Agreement, such Loan Party owns each item of the Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of the Agent, for the benefit of the Lenders, pursuant to this Agreement or as are permitted by the Credit Agreement.

3.2 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) upon completion of the filings and other actions specified on Schedule 3 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to the Agent in completed and duly executed form) will constitute valid perfected security interests in all of the Collateral in favor of the Agent as collateral security for such Loan Party’s Obligations, enforceable in accordance with the terms hereof against all creditors of such Loan Party and any Persons purporting to purchase any Collateral from such Loan Party and (b) are prior to all other Liens on the Collateral in existence on the date hereof except, in the case of Collateral other than Pledged Stock and Pledged Note, to the extent permitted by the Credit Agreement.

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3.3 Jurisdiction of Organization; Chief Executive Office. On the date hereof, such Loan Party’s exact legal name as such name appears in its organizational documents, jurisdiction of organization, identification number from the jurisdiction of organization (if any), Federal Taxpayer Identification Number (if any) and the location of such Loan Party’s chief executive office or sole place of business or principal residence, as the case may be, are specified on Schedule 4. Such Loan Party has furnished to the Agent a certified charter, certificate of incorporation or other organization document and good standing certificate in such Loan Party’s organizational jurisdiction and each jurisdiction where the failure to be so qualified could reasonably be expected to have a Material Adverse Effect, in each case as of a date which is recent to the date hereof.

3.4 Real Property. Schedule 5 is a list of all U.S. real property owned in fee or leased by such Loan Party as of the date hereof.

3.5 Inventory and Equipment. On the date hereof, a material portion of the Inventory and the Equipment (other than mobile goods) are kept at the locations listed on Schedule 6.

3.6 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products in any material respect.

3.7 Investment Property. The shares of Pledged Stock pledged by such Loan Party hereunder constitute all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by such Loan Party. All the shares of the Pledged Stock have been duly and validly issued and are fully paid and nonassessable. Each of the Pledged Notes constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing. Such Loan Party is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement.

3.8 Receivables. No material amount payable to such Loan Party under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to the Agent. The amounts represented by such Loan Party to the Agent from time to time as owing to such Loan Party in respect of the Receivables will at such times be accurate in all material respects.

3.9 Intellectual Property. (a) Schedule 7 lists all registered or applied for Intellectual Property owned by such Loan Party in its own name on the date hereof which is material to such Loan Party.

(b) On the date hereof, all material Intellectual Property is valid, subsisting, unexpired and enforceable, has not been abandoned and, to the best knowledge of such Loan Party, does not infringe the intellectual property rights of any other Person.

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(c) Except as set forth in Schedule 7, on the date hereof, no material Intellectual Property is the subject of any licensing or franchise agreement pursuant to which such Loan Party is the licensor or franchisor.

(d) No holding, decision or judgment has been rendered by any Governmental Authority which would limit, cancel or question the validity of, or such Loan Party’s rights in, any Intellectual Property in any respect that could reasonably be expected to have a Material Adverse Effect.

(e) There is no action or proceeding pending, or, to the knowledge of such Loan Party, threatened, on the date hereof seeking to limit, cancel or question the validity of any Intellectual Property or such Loan Party’s ownership interest therein that could reasonably be expected to have a Material Adverse Effect.

3.10 Deposit Accounts and Securities Accounts. Schedule 8 is a true and complete list of all deposit accounts, brokerage accounts or securities investment accounts maintained by such Loan Party as of the date hereof, including the name and address of each institution where each such account is held, the type of each such account and the name of such Loan Party that holds each account. Except for Control arising by operation of law in favor of banks and securities intermediaries having custody over deposit accounts and securities accounts set forth on Schedule 8, no Person has Control of any deposit accounts and securities accounts in which any Loan Party has any interest.

3.11 Letter-of-Credit Rights. Schedule 9 is a true and correct list of all letters of credit issued in favor of such Loan Party, as beneficiary thereunder, as of the date hereof.

3.12 Commercial Tort Claims. Attached hereto as Schedule 10 is a list of Commercial Tort Claims held by such Loan Party as of the date hereof, including a brief description thereof.

Section 4

COVENANTS

Each Loan Party covenants and agrees with the Agent that, from and after the date of this Agreement until the Obligations shall have been paid in full:

4.1 Delivery of Instruments, Certificated Securities and Chattel Paper. If any amount in excess of an aggregate principal amount of $100,000 payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall be promptly delivered to the Agent, duly indorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Agreement.

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4.2 Payment of Obligations. Such Loan Party will pay and discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such tax, assessment, charge or levy need be paid if the amount or validity thereof is currently being contested in good faith by appropriate proceedings, reserves in conformity with GAAP with respect thereto have been provided on the books of such Loan Party or such failure to pay could not reasonably be expected to result in the sale, forfeiture or loss of any material portion of the Collateral or any interest therein.

4.3 Maintenance of Perfected Security Interest; Further Documentation. Such Loan Party shall maintain the security interest created by this Agreement as a perfected security interest having at least the priority described in Section 3.2 and shall defend such security interest against the claims and demands of all Persons whomsoever subject to the rights of such Loan Party under the Loan Documents to dispose of the Collateral. Such Loan Party will furnish to the Agent from time to time statements and schedules further identifying and describing the assets and property of such Loan Party and such other reports in connection therewith as the Agent may reasonably request, all in reasonable detail. At any time and from time to time, upon the written request of the Agent or the Required Lenders, and at the sole expense of such Loan Party, such Loan Party will promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further actions as may be necessary or advisable or as required by applicable law for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including, without limitation, (i) filing any financing or continuation statements under the Uniform Commercial Code (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby and (ii) to the extent commercially reasonable, in the case of Investment Property, the Deposit Accounts, Letter-of-Credit Rights and any other relevant Collateral, taking any actions necessary to enable the Agent to obtain “control” (within the meaning of the applicable Uniform Commercial Code) with respect thereto. Notwithstanding anything to the contrary contained herein or in the UCC, the Agent shall not have any obligation to (i) prepare, record, file, re-record, or re-file any financing statement, perfection statement, continuation statement or other instrument in any public office or for otherwise ensure the perfection, maintenance, priority or enforceability of any security interest granted pursuant to, or contemplated by, any Loan Document, (ii) take any necessary steps to preserve rights against any parties with respect to any Collateral, or (iii) take any action to protect against any diminution in value of the Collateral.

4.4 Changes in Locations, Name, etc. Such Loan Party will not, except upon ten (10) days’ prior written notice to the Agent and delivery to the Agent of (a) all additional executed financing statements and other documents as may be necessary or advisable or as required by applicable law to maintain the validity, perfection and priority of the security interests provided for herein and (b) if applicable, a written supplement to Schedule 6 showing any additional location at which material Inventory or Equipment shall be kept:

(a) change its jurisdiction of organization or the location of its chief executive office or sole place of business or principal residence from that referred to in Section 3.3; or

(b) change its name, identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would be misleading.

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4.5 Notices. Such Loan Party will advise the Agent promptly in reasonable detail of:

(a) any Lien (other than security interests created hereby or Liens permitted under the Credit Agreement) on any of the Collateral which would materially adversely affect the ability of the Agent to exercise any of its remedies hereunder; and

(b) of the occurrence of any other event which could reasonably be expected to have a Material Adverse Effect on the aggregate value of the Collateral or on the security interests created hereby.

4.6 Investment Property. (a) If such Loan Party shall become entitled to receive or shall receive after the date hereof any certificate (including, without limitation, any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether in addition to, in substitution of, as a conversion of, or in exchange for, any shares of the Pledged Stock, or otherwise in respect thereof, such Loan Party shall accept the same as the agent of the Agent, hold the same in trust for the Agent and deliver the same forthwith to the Agent in the exact form received, duly indorsed by such Loan Party to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by such Loan Party and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Obligations. Any sums paid upon or in respect of the Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Obligations, and in case any distribution of capital shall be made on or in respect of the Investment Property or any property shall be distributed upon or with respect to the Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall, unless otherwise subject to a perfected security interest in favor of the Agent, be delivered to the Agent to be held by it hereunder as additional collateral security for the Obligations. If any sums of money or property so paid or distributed in respect of the Investment Property shall be received by such Loan Party, such Loan Party shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Agent, segregated from other funds of such Loan Party, as additional collateral security for the Obligations.

(b) Without the prior written consent of the Agent acting at the direction of the Required Lenders, such Loan Party will not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Investment Property or Proceeds thereof (except pursuant to a transaction permitted by the Credit Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any of the Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement or permitted by the Credit Agreement or (iv) enter into any agreement or undertaking restricting the right or ability of such Loan Party or the Agent to sell, assign or transfer any of the Investment Property or Proceeds thereof except as permitted by the Credit Agreement.

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(c) In the case of each Loan Party which is an Issuer, such Issuer agrees that it will be bound by the terms of this Agreement relating to the Investment Property issued by it and will comply with such terms insofar as such terms are applicable to it.

(d) In the case of each Loan Party which holds Pledged Notes that have not been delivered into the possession of the Agent, such Loan Party agrees that it will not sell, transfer or otherwise dispose of such Pledged Notes to any other party other than another Loan Party under the Loan Documents.

4.7 Receivables. Other than in the ordinary course of business consistent with its past practice and unless commercially reasonable, such Loan Party will not (i) (as to any Receivable which is a material amount) grant any extension of the time of payment of any Receivable, (ii) compromise or settle any Receivable for less than the full amount thereof, (iii) release, wholly or partially, any Person liable for the payment of any Receivable, (iv) allow any credit or discount whatsoever on any Receivable or (v) amend, supplement or modify any Receivable in any manner that could materially adversely affect the value thereof. Such Loan Party will deliver to the Agent a copy of each material demand, notice or document received by it that questions or calls into doubt the validity or enforceability of more than 5% of the aggregate amount of the then outstanding Receivables.

4.8 Deposit Accounts and Securities Accounts. Upon the written request of the Agent or the Required Lenders, and subject to Section 4.3, each Loan Party will obtain control agreements, in form and substance satisfactory to the Agent and the Required Lenders, with respect to deposit accounts (excluding (i) deposit accounts established exclusively for petty cash for which amounts on deposit do not exceed $25,000 in the aggregate with respect to all such accounts at any one time, (ii) payroll accounts, (iii) zero balance accounts and (iv) withholding and trust accounts (collectively, the “Excluded Accounts”)) and securities accounts.

4.9 Letters of Credit. Each Loan Party shall use commercially reasonable efforts to deliver to the Agent all letters of credit, duly endorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agent and the Required Lenders. Each Loan Party shall take any and all actions as may be necessary, or that the Agent may reasonably request, from time to time, to cause the Agent to obtain exclusive Control of any Letter-of-Credit Rights to the extent constituting Collateral owned by any Loan Party with respect to the letters of credit referred to in the immediately preceding sentence in a manner reasonably acceptable to the Agent and the Required Lenders.

4.10 Equipment. Each Loan Party shall cause all Equipment owned by such Loan Party to be maintained and preserved in good operating condition, repair and in working order, ordinary wear and tear excepted, and shall promptly make or cause to be made all repairs, replacements and other improvements in connection therewith that are necessary or desirable to such end. Upon the request of the Agent after the occurrence and during the continuance of an Event of Default, each Loan Party shall promptly deliver to the Agent any and all certificates of title, applications for title or similar evidence of ownership of all Equipment to the extent constituting Collateral and shall cause the Agent to be named as lienholder on any such certificate of title or other evidence of ownership.

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4.11 General Intangibles. Each Loan Party shall use commercially reasonable efforts to obtain any consents, waivers or agreements necessary to enable the Agent to exercise remedies hereunder and under the other Loan Documents with respect to any of such Loan Party’s rights under any General Intangibles to the extent constituting Collateral.

4.12 Commercial Tort Claims. Each Loan Party shall promptly advise the Agent in writing upon such Loan Party becoming aware that it has any interest in Commercial Tort Claims. With respect to any Commercial Tort Claims in which any Loan Party has any interest, such Loan Party shall execute and deliver such documents as may be necessary or desirable, or that the Agent may reasonably request, to create, perfect and protect the Agent’s or the Required Lenders’ security interest in such Commercial Tort Claim.

Section 5

REMEDIAL PROVISIONS

5.1 Certain Matters Relating to Receivables. If required by the Agent (acting at the direction of the Required Lenders) at any time after the occurrence and during the continuance of an Event of Default, any payments of Receivables, when collected by any Loan Party, (i) shall be forthwith (and, in any event, within three (3) Business Days) deposited by such Loan Party in the exact form received, duly indorsed by such Loan Party to the Agent if required, in a Collateral Account maintained under the sole dominion and control of the Agent, subject to withdrawal by the Agent only as provided in Section 5.5, and (ii) until so turned over, shall be held by such Loan Party in trust for the Agent, for the benefit of the Lenders, segregated from other funds of such Loan Party. Each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit. Upon the occurrence and during the continuance of an Event of Default, at the reasonable request of the Agent, each Loan Party shall deliver to the Agent all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including, without limitation, all original orders, invoices and shipping receipts.

5.2 Communications with Obligors; Loan Parties Remain Liable. The Agent in its own name or in the name of others may at any time after the occurrence and during the continuance of an Event of Default communicate with obligors under the Receivables to verify with them to the satisfaction of the Agent the existence, amount and terms of any Receivables. Upon the request of the Agent at any time after the occurrence and during the continuance of an Event of Default, each Loan Party shall notify obligors on the Receivables that the Receivables have been assigned to the Agent and that payments in respect thereof shall be made directly to the Agent. Anything herein to the contrary notwithstanding, each Loan Party shall remain liable under each of the Receivables to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. The Agent shall not have any obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Agent of any payment relating thereto, nor shall the Agent be obligated in any manner to perform any of the obligations of any Loan Party under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

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5.3 Pledged Stock. Unless an Event of Default shall have occurred and be continuing and the Agent (acting at the direction of the Required Lenders) shall have given notice to the relevant Loan Party of the intent of the Agent to exercise its rights pursuant to this Section 5.3, each Loan Party shall be permitted to receive all cash dividends paid in respect of the Pledged Stock and all payments made in respect of the Pledged Notes, in each case paid in the normal course of business of the relevant Issuer and consistent with past practice, to the extent permitted in the Credit Agreement, and to exercise all voting and corporate or other organizational rights with respect to the Investment Property; provided, however, that no vote shall be cast or corporate or other organizational right exercised or other action taken which, would materially impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Loan Document. If an Event of Default shall have occurred and be continuing and the Agent (acting at the direction of the Required Lenders) shall give notice of its intent to exercise such rights to the relevant Loan Party or Loan Parties, (i) the Agent shall have the right to receive any and all cash dividends, payments or other Proceeds paid in respect of the Investment Property and make application thereof to the Obligations in accordance with Section 5.5 hereof and (ii) any or all of the Investment Property shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (x) all voting, corporate and other rights pertaining to such Investment Property at any meeting of shareholders of the relevant Issuer or Issuers or otherwise and (y) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Investment Property as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all of the Investment Property upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate or other organizational structure of any Issuer, or upon the exercise by any Loan Party or the Agent of any right, privilege or option pertaining to such Investment Property, and in connection therewith, the right to deposit and deliver any and all of the Investment Property with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Agent may determine), all without liability except to account for property actually received by it, but the Agent shall have no duty to any Loan Party to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing and if it does do so, shall have no liability to the Loan Parties for the sufficiency thereof. Each Loan Party hereby authorizes and instructs each Issuer of any Investment Property pledged by such Loan Party hereunder to (i) comply with any instruction received by it from the Agent in writing that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Loan Party, and each Loan Party agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Agent for application to the Obligations in accordance with Section 5.5 hereof.

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5.4 Proceeds to Be Turned Over to Agent. In addition to the rights of the Agent specified in Section 5.1 with respect to payments of Receivables, if an Event of Default shall have occurred and be continuing, all Proceeds received by any Loan Party consisting of cash, checks and other near-cash items shall be held by such Loan Party in trust for the Agent, segregated from other funds of such Loan Party, and shall, forthwith upon receipt by such Loan Party, be turned over to the Agent in the exact form received by such Loan Party (duly indorsed by such Loan Party to the Agent, if required). All Proceeds received by the Agent hereunder shall be held by the Agent in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by the Agent in a Collateral Account (or by such Loan Party in trust for the Agent) shall continue to be held as collateral security for all the Obligations and shall not constitute payment thereof until applied as provided in Section 5.5.

5.5 Application of Proceeds. At such intervals as may be agreed upon by the Borrowers and the Agent (acting at the direction of the Required Lenders) or, if an Event of Default shall have occurred and be continuing, (x) if such event is an Event of Default specified in paragraph (f) of Section 7 of the Credit Agreement with respect to the Borrowers, automatically, (y) if such event is an Event of Default specified in paragraph (j) of Section 7 of the Credit Agreement, at any time as the Agent may be so directed by any Lender or (z) if such event is any other Event of Default, at any time as the Agent may be so directed by the Required Lenders, the Agent may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, in payment of the Obligations in the following order: first, to any costs, fees, expenses and other amounts incurred by the Agent in connection with this Agreement, the Credit Agreement, any other Loan Document or any of the Obligations (including the reasonable costs, fees and expenses of its agents and legal counsel, and any costs or expenses incurred in connection with the exercise by the Agent of any right or remedy under this Agreement, the Credit Agreement or any other Loan Document); second, to the ratable satisfaction of the Obligations; and third, any balance of remaining Proceeds to the Borrowers or to whomsoever may be lawfully entitled to receive the same. Any balance of such Proceeds remaining after the Obligations shall have been paid in full shall be paid over to the Borrowers or to whomsoever may be lawfully entitled to receive the same.

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5.6 Code and Other Remedies. If an Event of Default shall have occurred and be continuing, the Agent may exercise, in addition to all other rights and remedies granted to them in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Obligations, all rights and remedies of the Agent under the New York UCC or any other applicable law. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Loan Party or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Agent or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Agent shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in any Loan Party, which right or equity is hereby waived and released. Each Loan Party further agrees, at the Agent’s request, to assemble the Collateral and make it available to the Agent at places which the Agent shall reasonably select, whether at such Loan Party’s premises or elsewhere. The Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.6, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent hereunder, including, without limitation, reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Obligations, in the order as set forth in Section 5.5, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation, Section 9-615(a) of the New York UCC, need the Agent account for the surplus, if any, to any Loan Party. To the extent permitted by applicable law, each Loan Party waives all claims, damages and demands it may acquire against the Agent arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least ten (10) days before such sale or other disposition. Each Loan Party recognizes that the Agent may be unable to effect a public sale of any or all the Collateral and may be compelled to resort to one or more private sales thereof. Each Loan Party also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private and each Loan Party waives, to the extent permitted by applicable law, any claims against Agent and the Lenders arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price that might have been obtained at a public sale or was less than the aggregate amount of the Obligations, even if Agent accepts the first offer received and does not offer the Collateral to more than one offeree; provided that such private sale is conducted in accordance with this Agreement. The Agent shall be under no obligation to delay a sale of any of the Collateral for the period of time necessary to permit any Loan Party or the issuer of any Collateral to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if the applicable Loan Party and the issuer would agree to do so. Each Loan Party hereby agrees that in respect of any sale of any of the Collateral pursuant to the terms hereof, the Agent is hereby authorized to comply with any limitation or restriction in connection with such sale as it may be advised by counsel is necessary in order to avoid any violation of applicable law, or in order to obtain any required approval of the sale or of the purchaser by any governmental authority, and each Loan Party further agrees that such compliance shall not, in and of itself, result in such sale being considered or deemed not to have been made in a commercially reasonable manner, nor shall Agent be liable or accountable to any Loan Party for any discount allowed by reason of the fact that such Collateral is sold in compliance with any such limitation or restriction.

5.7 Deficiency. Each Loan Party shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by the Agent to collect such deficiency.

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Section 6

MISCELLANEOUS

6.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 9.1 of the Credit Agreement.

6.2 Notices. All notices, requests and demands to or upon the Agent or any Loan Party hereunder shall be effected in the manner provided for in Section 9.2 of the Credit Agreement.

6.3 No Waiver by Course of Conduct; Cumulative Remedies. The Agent shall not by any act (except by a written instrument pursuant to Section 6.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Agent any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

6.4 Enforcement Expenses; Indemnification. Each Loan Party jointly and severally agrees to pay, and to save the Agent harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement, except to the extent such liabilities were caused by the gross negligence or willful misconduct of the Agent, as determined by a final and nonappealable decision of a court of competent jurisdiction. Each Loan Party jointly and severally agrees to pay, and to save the Agent harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement to the extent the Borrowers would be required to do so pursuant to Section 9.5 of the Credit Agreement. The agreements in this Section 6.4 shall survive repayment of the Obligations and all other amounts payable under the Credit Agreement and the other Loan Documents and the resignation or removal of the Agent.

6.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of each Loan Party and shall inure to the benefit of the Agent and its successors and assigns; provided that no Loan Party may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Agent and the Required Lenders.

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6.6 Set-off. Each Loan Party hereby irrevocably authorizes the Agent at any time and from time to time while an Event of Default shall have occurred and be continuing, without notice to such Loan Party or any other Loan Party, any such notice being expressly waived by each Loan Party, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Agent to or for the credit or the account of such Loan Party, or any part thereof in such amounts as the Agent may elect, against and on account of the obligations and liabilities of such Loan Party to the Agent hereunder and claims of every nature and description of the Agent against such Loan Party, in any currency, whether arising hereunder, under the Credit Agreement or any other Loan Document, as the Agent may elect, whether or not the Agent has made any demand for payment and although such obligations, liabilities and claims may be contingent or unmatured. The Agent shall notify such Loan Party promptly of any such set-off and the application made by the Agent of the proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Agent under this Section 6.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Agent may have.

6.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Agreement by facsimile transmission or electronic transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all the parties shall be lodged with the Borrowers and the Agent. This Agreement may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature.

6.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

6.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

6.10 Integration. This Agreement and the other Loan Documents represent the agreement of the Loan Parties and the Agent with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Agent relative to subject matter hereof not expressly set forth or referred to herein, in the other Loan Documents.

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6.11 Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK AND APPLICABLE FEDERAL LAW.

6.12 Submission to Jurisdiction; Waivers. Each Loan Party hereby irrevocably and unconditionally:

(a) submits for itself and its property in any legal action or proceeding relating to this Agreement and the other Loan Documents to which it is a party, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the courts of the State and County of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof;

(b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

(c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Loan Party at its address referred to in Section 6.2 or at such other address of which the Agent shall have been notified pursuant thereto;

(d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

(e) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section any special, exemplary, punitive or consequential damages.

6.13 Acknowledgments. Each Loan Party hereby acknowledges that:

(a) it has been advised by counsel in the negotiation, execution and delivery of this Agreement and the other Loan Documents to which it is a party;

(b) the Agent has no fiduciary relationship with or duty to any Loan Party arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Loan Parties, on the one hand, and the Agent, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

(c) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Loan Parties and the Agent or any Lender.

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6.14 Releases. At such time as the Loans and the other Obligations shall have been paid in full, the Collateral shall automatically be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agent and each Loan Party hereunder (including all guarantee obligations) shall automatically terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Loan Parties. At the request and sole expense of any Loan Party following any such termination, the Agent shall (upon receiving the consent of the Required Lenders) deliver to such Loan Party any Collateral held by the Agent hereunder, and execute and deliver to such Loan Party such documents as such Loan Party shall reasonably request to evidence such termination; provided that the Loan Parties shall provide to the Agent evidence of such termination as the Agent shall reasonably request. If any of the Collateral shall be sold, transferred or otherwise disposed of by any Loan Party in a transaction permitted by the Credit Agreement, then the Agent, at the request and sole expense of such Loan Party, shall (upon receiving the consent of the Required Lenders) execute and deliver to such Loan Party all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral; provided that the Loan Parties shall provide to the Agent evidence of such transaction’s compliance with the Loan Documents as the Agent shall reasonably request.

6.15 Waiver of Jury Trial. EACH LOAN PARTY AND THE AGENT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

6.16 The Agent. It is expressly understood and agreed by the parties to this Agreement that (i) B. Riley Securities, Inc. is entering into this Agreement and acting hereunder solely in its capacity as Agent under the Credit Agreement and (ii) in entering into and acting as Agent hereunder, B. Riley Securities, Inc. shall be afforded all of the rights, protections, benefits, indemnities (in addition to those set forth in Section 6.4 hereof) and immunities granted to the Agent in the Credit Agreement as if set forth in their entirety herein. Any act, or refusal to act, hereunder requiring the Agent to exercise discretion (including, but not limited to, the exercise of remedies following an Event of Default) shall be exercised in accordance with the terms of the Credit Agreement. The permissive authorizations, entitlements, powers and rights granted to the Agent herein (including the right to (i) request any documentation, (ii) request the taking of any action and (iii) exercise any remedies) shall not be construed as duties.

[REMAINDER OF THIS PAGE LEFT INTENTIONALLY BLANK]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first written above.

LOAN PARTIES:

CADIZ INC.

By:
Name:
Title:

CADIZ REAL ESTATE LLC

By:
Name:
Title:

[Signature Page to Security Agreement]

AGENT:

B. Riley Securities, Inc., as Agent

By:
Name:
Title:

[Signature Page to Security Agreement]

SCHEDULE 1

Notice Addresses of Loan Parties

[Reserved]

Sch. 1-1

SCHEDULE 2

Description of Investment Property

Pledged Stock

Issuer	Class of Stock	No. of Shares	Stock Certificate No.
Cadiz Real Estate LLC	Membership Interest	100% Interest	N/A
Octagon Partners LLC	Membership Interest	100% Interest	N/A
SWI Estate Inc.	Common Stock	100% Interest	C-1
Rancho Cadiz Mutual Water Company	Common Stock	100% Interest	N/A

Pledged Notes

None.

Sch. 2-1

SCHEDULE 3

Filings and Other Actions Required to Perfect Security Interests

Uniform Commercial Code Filings

Loan Party	UCC Filing Jurisdictions
Cadiz Inc.	Delaware California San Bernardino County, California
Cadiz Real Estate LLC	Delaware California San Bernardino County, California

Patent and Trademark Filings

None.

Actions with Respect to Pledged Stock and Pledged Note

None.

Sch. 3-1

SCHEDULE 4

Jurisdiction of Organization, Organizational Number, FEIN and Chief
Executive Office

Loan Party	Jurisdiction of Organization	Organizational Number	Federal Taxpayer ID Number	Chief Executive Office
Cadiz Inc.	Delaware	2295882	77-0313235	550 South Hope Street Suite 2850 Los Angeles, CA 90071
Cadiz Real Estate LLC	Delaware	3729320	Applied For	550 South Hope Street Suite 2850 Los Angeles, CA 90071

Sch. 4-1

SCHEDULE 5

Owned and Leased Property

Owned Property

Described in Schedule 1.1B (Mortgaged Properties) to the Credit Agreement.

Leased Property

None.

Sch. 5-1

SCHEDULE 6

LOCATIONS OF INVENTORY AND EQUIPMENT

Loan Party	Locations
Cadiz Inc.	550 South Hope Street, Suite 2850, Los Angeles, CA 90071
Cadiz Real Estate LLC	550 South Hope Street, Suite 2850, Los Angeles, CA 90071 96-726 National Trails Highway, CA 92304

Sch. 6-1

SCHEDULE 7

INTELLECTUAL PROPERTY

Copyrights and Copyright Licenses

None.

Patents and Patent Licenses

None.

Trademarks and Trademark Licenses

None.

Sch. 7-1

SCHEDULE 8

DEPOSIT ACCOUNTS AND SECURITIES ACCOUNTS

Deposit Accounts

Owner	Type of Account	Bank Name/Address	Account No.
Cadiz Inc.	Certificate of Deposit	US Bank	REDACTED
Cadiz Inc.	Escrow	US Bank	REDACTED
Cadiz Inc.	Checking (Payroll)	US Bank	REDACTED
Cadiz Inc.	Checking (Operating)	US Bank	REDACTED
Cadiz Inc.	Checking (Project)	US Bank	REDACTED
Cadiz Inc.	Checking (Operating)	US Bank	REDACTED

Sch. 8-1

Securities Accounts

None.

Sch. 8-2

SCHEDULE 9

LETTER OF CREDIT RIGHTS

None.

Sch. 9-1

SCHEDULE 10

COMMERCIAL TORT CLAIMS

None.

Sch. 10-1

Exhibit E

OPTION AGREEMENT

THIS OPTION AGREEMENT (this “Agreement”) is dated February ________, 2016 between CADIZ REAL ESTATE LLC (“Cadiz”), having an address at 550 South Hope Street, Suite 2850, Los Angeles, CA 90071, and FENNER VALLEY FARM, LLC (“FVF”), having an address at 509 Madison Avenue, Suite 804, New York, NY 10022.

B A C K G R O U N D:

A. Cadiz and FVF are parties to an amended and restated ground lease dated February ________, 2016 (the “Lease”; capitalized terms used but not defined herein shall have the respective meanings ascribed thereto in the Lease) for certain Leased Property described on Exhibit “A” attached hereto (together with the Delayed Lease Property or the Substitute Property, as applicable, the “Leased Property”).

B. The Lease grants FVF an option to purchase the Leased Property under certain circumstances and the parties desire to enter into this Agreement to memorialize the Lease Purchase Option.

NOW, THEREFORE, the parties hereto, in consideration of the mutual covenants contained herein, and intending to be legally bound, hereby agree as follows:

1. GRANT OF OPTION. In the event (y) Cadiz does not exercise the Cadiz Lease Termination Option prior to its expiration, or (z) Wells Fargo declares an event of default under Cadiz Inc.’s senior secured indebtedness and accelerates the indebtedness due and owing thereunder by Cadiz Inc. (or such indebtedness automatically accelerates under the terms of Cadiz Inc.’s senior secured indebtedness), Cadiz grants FVF the right to purchase the Leased Property (the “Option”).

2. EXERCISE OF OPTION. FVF may exercise this Option by delivering written notice to Cadiz at Cadiz’s address first listed above electing to exercise the Option (the “Option Election Notice”) at any time (y) after the Cadiz Lease Termination Option has expired, or (z) after Wells Fargo declares an event of default under Cadiz Inc.’s senior secured indebtedness and accelerates the indebtedness due and owing thereunder by Cadiz Inc. (or such indebtedness automatically accelerates under the terms of Cadiz Inc.’s senior secured indebtedness).

3. CONDITIONS OF SALE.

If FVF exercises the Option, the sale and conveyance of the Leased Property will be subject to the following:

A. Purchase Price. Subject to any adjustments and prorations herein set forth, the purchase price (“Purchase Price”) for the Leased Property is One Dollar ($1.00).

B. Closing Date. The closing of the purchase (the “Closing”) will occur at the offices of a nationally recognized title insurance company selected by FVF on a date selected by FVF in the Option Election Notice (the “Closing Date”) which date must be at least 10 (but not more than 90) days after FVF delivers the Option Election Notice.

Exhibit E-1

C. Prorations. The following items are to be computed and apportioned between FVF and Cadiz as of the Closing Date:

(i) Real estate taxes computed pursuant to Section 9 of the Lease shall be apportioned on the basis of the fiscal year of the taxing authorities; and

(ii) All realty transfer taxes due as a result of the sale of the Leased Property shall be paid by Cadiz.

D. Delivery of Documents.

At Closing, Cadiz shall deliver to FVF or its nominee or assignee the following documents in form and substance reasonably satisfactory to FVF:

(i) A special warranty deed, duly executed and acknowledged by Cadiz in proper form for recording;

(ii) An Affidavit of Non Foreign Status in the form and containing such information as may be required pursuant to applicable law and regulations thereunder;

(iii) All customary documents, certificates, affidavits, and other title deliveries necessary to cause a title company licensed to do business in the State of California to insure title to the Leased Property at standard rates; and

(iv) A settlement statement prepared by the title company insuring the Leased Property and duly executed by Cadiz.

4. General.

(i) Time of the Essence. Time is of the essence of this Agreement and all time periods referred to herein are of the essence and shall not be extended except pursuant to a written agreement between the parties hereto.

(ii) Parties Bound. The terms and provisions of this Agreement shall inure to, extend to and be for the benefit of the heirs, successors, assigns, and legal representatives of the respective parties hereto.

(iii) Notice. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered or mailed certified mail, postage prepaid, return receipt requested, or sent by reputable overnight carrier, to the parties at their respective addresses stated in the introductory paragraph of this Agreement.

Exhibit E-2

(iv) Entire Agreement. This Agreement and the Lease represents the entire agreement by and between the parties hereto, except as otherwise provided for herein and it may not be changed except by written agreement duly executed by the parties hereto.

(v) Further Acts. In the event any supplemental agreement or writing contemplated hereunder is not executed at or prior to Closing through oversight or otherwise, the terms and provisions of this Agreement shall nevertheless survive the Closing of the sale and purchase and shall continue in full force and effect until all such obligations are fully performed and satisfied.

(vi) Governing Law. This Agreement shall be construed in accordance of the laws of the State of California. Should either party breach or be in default of any covenant contained in this Agreement, the other party shall have the right to exercise all available remedies at law and in equity.

(vii) Invalid Provision. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws, such provision shall be fully severable; this Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part of this Agreement; and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance from this Agreement.

(viii) Authority. All parties to this Agreement warrant and represent that they have the power and authority to enter into this Agreement in the names, titles and capacities herein stated and on behalf of the entities, persons, estate or firms represented or purported to be represented by such persons, and that all formal requirements necessary or required by any state and/or, federal law for Cadiz to enter into this Agreement and have been complied with fully.

(ix) Termination. Upon termination of the Lease, FVF shall have no further right or interest in the Option or to the Leased Property or any part thereof.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Exhibit E-3

IN WITNESS WHEREOF, the parties hereto have hereunto affixed their hands and seals the day and year first above written.

CADIZ:

WITNESS:	CADIZ REAL ESTATE LLC

By:
Name:
Title:

STATE OF _____________

COUNTY OF ____________

The foregoing instrument was acknowledged before me this _______ day of February, 2016 by _______, of CADIZ REAL ESTATE LLC, on behalf of the company, who is ☐ personally known to me or ☐ who has produced as identification.

Notary Public

Exhibit E-4

FVF:

WITNESS:	FENNER VALLEY FARM, LLC

By:
Name:
Title:

STATE OF _____________

COUNTY OF ____________

The foregoing instrument was acknowledged before me this _______ day of February, 2016 by ____________________________, of FENNER VALLEY FARM, LLC, on behalf of the company, who is ☐ personally known to me or ☐ who has produced ________________________ as identification.

Notary Public

Exhibit E-5

Exhibit F

Initial Subordinated Property

Section 21:

0556-311-49-0000
0556-311-50-0000
0556-311-52-0000
0556-311-53-0000

Section 27:

0556-311-09-0000

Section 28:

Northeast quarter of Section 28 (160 acres) plus the top eighth of the southeast quarter Section 28.

Section 33:

0556-341-01-0000
0556-341-02-0000
0556-341-03-0000
0556-341-04-0000
0556-341-05-0000
0556-341-06-0000
0556-341-07-0000
0556-341-08-0000
0556-351-01-0000
0556-351-02-0000
0556-351-03-0000
0556-351-04-0000
0556-351-05-0000
0556-351-06-0000
0556-351-07-0000
0556-351-08-0000

*	To the extent the Assessor’s Parcel Numbers (“APNs”) or above description of the Initial Subordinated Property conflicts with the relevant picture attached to the Lease Agreement, the APNs and above description shall control, unless otherwise agreed by the Lessee.

Exhibit F-1

Exhibit G

SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT & GRANT OF LEASE PURCHASE OPTION AND PURCHASE OPTION

THIS SUBORDINATION, NONDISTURBANCE AND ATTORNMENT AGREEMENT & GRANT OF LEASE PURCHASE OPTION AND PURCHASE OPTION (this “Agreement”) is made as of the _______ day of _______, 2021, by and between B. Riley Securities, Inc., a Delaware corporation, having its principal place of business at 299 Park Avenue, 21st Floor, New York, New York 10171, in its capacity as administrative agent for the Lenders (defined below) pursuant to the Credit Agreement (defined below) and any successors, assignees or designees thereof (the “Agent”), and FENNER VALLEY FARM, LLC, a Delaware limited liability company, having an office at 509 Madison Avenue, #804, New York, NY 10022 (“Tenant”), and acknowledged by Cadiz Real Estate LLC, a Delaware limited liability company, as landlord (“Landlord”).

W I T N E S S E T H:

WHEREAS, the Lenders have made a loan (as such loan may be amended or revised pursuant to the Credit Agreement, the “Loan”) to Landlord and Cadiz Inc., which Loan is given pursuant to the terms and conditions of that certain Credit Agreement dated as of July [___], 2021, by and among Cadiz Inc. and Landlord, as borrowers, the lenders party thereto (“Lenders”) and Agent (as may be further amended, amended and restated, replaced, supplemented, replaced or modified from time to time, the “Credit Agreement”);

WHEREAS, the Loan is secured by a certain Deed of Trust, Assignment of Leases and Rents, Security Agreement, Financing Statement and Fixture Filing, dated as of July [ 1, 2021 and recorded on July [___], 2021 as Document Number in the Official Records in the County of San Bernardino of the State of California (the “Official Records”) (collectively and as amended, amended and restated, replaced, supplemented, or modified from time to time, the “Mortgage”), which encumbers the fee estate of Landlord in certain premises described therein (the “Mortgaged Property”);

WHEREAS, pursuant to the provisions of that certain Amended and Restated Cadiz Fenner Valley Farm Lease, dated as of February 8, 2016, between Landlord, as landlord, and Tenant, as tenant (the “Lease”), Tenant occupies approximately 2,100 acres of the Mortgaged Property more particularly described in Exhibit A attached hereto (the “Leased Property”); and

WHEREAS, Agent has agreed to subordinate the Mortgage to the Lease and to enforce its remedies pursuant to the terms of this Agreement.

NOW, THEREFORE, in consideration of the mutual promises contained herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by the parties hereto, Tenant and Agent, on behalf of the Lenders, hereby agree as follows:

Exhibit G-1

1. Definitions.

(a)	The “Cadiz Repurchase Right” means the right of Landlord to purchase the Leased Property free and clear of the Lease pursuant to Section 13 of the Lease.

(b)	The “Cadiz Lease Termination Option” means the right of Landlord to terminate the Lease pursuant to either Section 13 or Section 14 of the Lease.

(c)	A “Foreclosure Event” means: (a) foreclosure under the Mortgage with respect to the Leased Property; (b) any other exercise by Agent of rights and remedies with respect to the Leased Property (whether under the Mortgage or under applicable law, including bankruptcy law) as holder of the Mortgage, as a result of which Successor Landlord becomes owner of the Leased Property; or (c) delivery by Landlord to Agent (or its designee or nominee) of a deed or other conveyance of Landlord’s interest in Leased Property in lieu of any of the foregoing.

(d)	A “Former Landlord” means Landlord and any other party that was landlord under the Lease at any time before the occurrence of any attornment under this Agreement.

(e)	An “Offset Right” means any right or alleged right of Tenant to any offset, defense (other than (i) one arising from actual payment and performance, which payment and performance would bind a Successor Landlord pursuant to this Agreement, or (ii) the initial $12,000,000.00 payment under the Lease to the extent received by Landlord or Agent as of the date hereof), claim, counterclaim, reduction, deduction, credit or abatement against Tenant’s payment of rent or performance of Tenant’s other obligations under the Lease, arising (whether under the Lease or other applicable law) from Former Landlord’s breach or default under the Lease.

(f)	A “Successor Landlord” means any party that becomes owner of the Leased Property as the result of a Foreclosure Event.

(g)	The “Tenant’s Option to Lease Additional Acreage” means the right of Tenant to expand the Leased Property or lease additional real property (other than the Leased Property) which property constitutes Mortgaged Property, including, without limitation, the rights of Tenant under Section 5 of the Lease.

(h)	The “Tenant Purchase Option” means the right of Tenant to purchase the Leased Property pursuant to Section 13 of the Lease.

Exhibit G-2

2. Subordination of Mortgage. Subject to the terms and conditions of this Agreement, and notwithstanding (a) the order in which the Mortgage and the Lease were executed, delivered, recorded, filed, granted, attached, or perfected or (b) anything to the contrary in the Mortgage or any other document (excluding this Agreement) evidencing, governing or securing the Loan (the “Loan Documents”), the Mortgage, the estate and interest created thereby and all claims and rights of Lenders under the Mortgage and/or the Loan Documents, in each case, to the extent of the Leased Property, is hereby and shall, at all times, are and remain, absolutely, unconditionally, and irrevocably junior, subject, and subordinate, including as to priority, time, and right to payment and performance to the Lease, and all rights and interests created in favor of Tenant under the Lease, to all rights and remedies of Tenant under the Lease, to Tenant’s leasehold estate in the Leased Property created thereby and to any existing or future leasehold mortgage encumbering Tenant’s leasehold estate in the Leased Property under the Lease; provided, however, the Mortgage is not subject and subordinate to those rights of Tenant (a) arising from any prior lease with Landlord, (b) arising from the exercise of a right in violation of Section 4(d) hereof, or (c) to the real property comprising Tenant’s Option to Lease Additional Acreage. Pursuant to the terms of the Credit Agreement, Agent shall provide one or more subordination, non-disturbance and attornment agreements in substantially the same form as this Agreement (amended to reflect the new leased property and lease or lease terms in the event of any exercise by Tenant of Tenant’s Option to Lease Additional Acreage) to Tenant in accordance with the terms of the Credit Agreement as such agreement exists on the date hereof, such delivery to Tenant to be concurrent with the lease payment due by Tenant in connection with its exercise of Tenant’s Option to Lease Additional Acreage.

3. Agreements. The Agent hereby agrees that so long as the Lease is outstanding:

(a) Notices. (i) Landlord acknowledges its obligations pursuant to the Lease to promptly send to Tenant a notice of an Event of Default (as defined in the Credit Agreement) delivered to Landlord under the Credit Agreement and Tenant shall have the right (but not the obligation) to cure (or cause to be cured) such Event of Default whether the same consists of a monetary default or the failure to perform any other covenant which Landlord is required to perform under the Loan Documents in the time required for performance by Landlord under the Loan Documents. Agent shall accept performance by or on behalf of Tenant as though, and with the same effect as if, the same had been done or performed by Landlord provided such performance is completed as required by the Loan Documents.

(ii) Tenant shall promptly send to Agent any notice of default Tenant provides to Landlord under the Lease, and Agent shall have the right (but not the obligation) to cure (or cause to be cured) such default whether the same consists of a monetary default or the failure to perform any other covenant which Landlord is required to perform under the Lease in the time required for performance by Landlord under the Lease. Tenant shall accept performance by or on behalf of Agent as though, and with the same effect as if, the same had been done or performed by Landlord provided such performance is completed as required by the Lease.

(b) Enforcement. So long as the Lease is in full force and effect and Tenant shall not be in default under any of the terms, covenants or conditions of the Lease on Tenant’s part to be observed or performed beyond the expiration of any applicable notice or grace periods, Agent shall not name Tenant (or any permitted successor or assignee of Tenant) as a defendant in any action or proceeding to foreclose the Mortgage (unless applicable law requires Tenant or any such successor or assignee of Tenant to be named as a party thereto, in which event Tenant or such successor or assignee of Tenant may be joined only for such purpose), and not to terminate the Lease, disturb Tenant’s or such successor’s or assignee’s possession or use of the Leased Property or otherwise adversely affect Tenant’s or such permitted successor’s or assignee’s rights under the Lease or this Agreement.

Exhibit G-3

(c) Non-disturbance. Subject to the terms and conditions of this Agreement, Agent agrees that if, notwithstanding Section 2 above, Agent obtains possession of the Leased Property, Tenant’s possession or use of the Leased Property shall not be disturbed, nor will the rights of Tenant under the Lease be affected or impaired, nor will the Lease or the leasehold estate arising thereunder be extinguished or terminated, provided that (a) the term of the Lease shall have commenced pursuant to the provisions thereof, (b) Tenant shall be in possession of the Leased Property pursuant to the Lease, (c) the Lease shall be in full force and effect, and (d) Tenant shall not be in default under any of the terms, covenants or conditions of the Lease on Tenant’s part to be observed or performed beyond the expiration of any applicable notice or grace periods Immediately upon Agent or Lenders coming into possession of or acquiring title to the Leased Property, Agent and Lenders shall recognize Tenant as a direct tenant of Agent pursuant to the terms of the Lease and this Agreement without the execution of any documentation or the taking of any action by either party, said recognition to be effective and self-operative without the execution of any further instruments on the part of any of the parties hereto. Tenant and Agent agree, however, within thirty (30) days after written demand by Tenant and, within sixty (60) days after Agent (or its designee) receives title to the Leased Property, to execute an instrument in confirmation of the foregoing provisions, in form reasonably satisfactory to Agent and Tenant in which Agent and Tenant acknowledge the foregoing.

4. Acknowledgment and Agreement by Tenant.

(a)	All of Landlord’s rights in, to and under the Lease (including, but not limited to, the Cadiz Repurchase Right, the Cadiz Lease Termination Option, the right to performance and to all sums, if any, due thereunder by Tenant), have been assigned to Agent as security for the Loan secured by the Mortgage. In the event that Agent notifies Tenant that an Event of Default (as defined in the Credit Agreement) under the Loan Documents or Mortgage has occurred and that the Loan and any other indebtedness due and owing under the Loan Documents has been accelerated in accordance with the Loan Documents (a “Loan Acceleration Event”) and (i) demands that Tenant pay or perform its obligations under the Lease in favor of Agent, Tenant shall honor such demand and pay and perform all obligations and all sums due under the Lease directly to Agent (or as otherwise required pursuant to such notice) and/or (ii) provides notice that Agent has exercised, on behalf of Landlord, the Cadiz Repurchase Right or the Cadiz Lease Termination Option, in each case, Tenant shall honor such notice, the election therein and perform all obligations in favor of Agent as if Agent were Landlord (or as otherwise required pursuant to such notice) such rights hereby assigned to Agent by Landlord and freely exercisable upon and after such Loan Acceleration Event, in each case, without the requirement that Agent provide Tenant with proof of the existence of an Event of Default but subject to providing Tenant with a copy of the written notice of acceleration of the Loan delivered to Landlord.

Exhibit G-4

(b)	GRANT OF LEASE PURCHASE OPTION TO AGENT AND GRANT OF PURCHASE RIGHT TO AGENT. In consideration of Agent’s recognition of Tenant’s Purchase Option under the Lease and the rights granted to Tenant pursuant to the terms of this Agreement, notwithstanding any other provisions of this Agreement, the Lease or any other agreement between Landlord and Tenant, Tenant hereby grants, bargains and conveys to Agent (i) the right to purchase Tenant’s interest in the Lease free and clear of any Leasehold Mortgage (as defined in the Lease) and the Tenant Deed of Trust (as defined herein) from the date hereof through February 5, 2036, being that date which is the Cadiz Lease Termination Option Expiration Date (as defined in the Lease), exercisable solely upon and after a Loan Acceleration Event and (ii) the right to purchase the Leased Property free and clear of the Lease, the Leasehold Mortgage (as defined in the Lease) and the Tenant Deed of Trust (as defined herein) at any point in time when Landlord is permitted to exercise the Repurchase Right under the Lease, exercisable solely upon and after a Loan Acceleration Event, in each of (i) or (ii) hereof (the “Agent Purchase Options”), for the Purchase Price (as defined in the Lease). Tenant further acknowledges the Agent Purchase Options (i) are each a present grant that run with Landlord’s interest in the Leased Property and Lease and are independent of any rights granted to Agent by Landlord and (ii) may be exercised by Agent (if at all) (x) at its election, (y) at any time as provided for herein without the requirement that Agent provide Tenant with proof of the existence of an Event of Default (as defined in the Credit Agreement) but subject to providing Tenant with a copy of the written notice of acceleration of the Loan delivered to Landlord and (z) notwithstanding Tenant’s election or actions to cure an Event of Default under the Credit Agreement on behalf of Landlord as contemplated in the Loan Documents and by Section 3(a) hereof. Except as expressly provided for in this Agreement, Agent shall have no obligations to Tenant with respect to the Lease. If permitted by the Loan Documents and applicable law, Agent shall use commercially reasonable efforts to exercise an Agent Purchase Option prior to a Foreclosure Event but it shall not take any such action unless and until a Loan Acceleration Event has occurred. In the event Agent is not permitted by the Loan Documents or applicable law to exercise the Agent Purchase Option prior to a Foreclosure Event, then upon such Foreclosure Event, all rights and obligations of Agent under this Agreement, other than those under Sections 4(a) and 4(b) hereof, shall terminate, without thereby affecting in any way the rights and obligations of Successor Landlord provided for in this Agreement, including, without limitation, if Agent is the Successor Landlord, and Agent or Successor Landlord shall be permitted thirty (30) days after the conclusion of such Foreclosure Event to exercise such Agent Purchase Option as if there exists a then current Loan Acceleration Event.

(c)	Except as provided for under the Credit Agreement, Tenant may amend or modify the Lease only upon obtaining the consent of the Agent as provided for in the Loan Documents.

Exhibit G-5

5. Claims Against Former Landlord.

(a)	Notwithstanding anything to the contrary in the Lease or the Mortgage, Successor Landlord shall not be liable for or bound by any Offset Right that Tenant may have against any Former Landlord relating to any event or occurrence before the date of attornment, including any claim for damages of any kind whatsoever as the result of any breach by Former Landlord that occurred before the date of attornment. The foregoing shall not limit either (a) Tenant’s right to exercise against Successor Landlord any Offset Right otherwise available to Tenant because of events occurring or continuing after the date of attornment or (b) Successor Landlord’s obligation to correct any conditions that existed as of the date of attornment and violate Successor Landlord’s obligations as landlord under the Lease.

(b)	Notwithstanding anything to the contrary in the Lease or the Mortgage, Successor Landlord shall not be liable for or bound by any modification or amendment of the Lease or any waiver of any terms of the Lease, made without Agent’s written consent.

(c)	Notwithstanding anything to the contrary in this Agreement or the Lease, upon any attornment pursuant to this Agreement, the Lease shall be deemed to have been automatically amended to provide that Successor Landlord’s obligations and liability under the Lease shall never extend beyond (i) Successor Landlord’s (or its successors’ or assigns’) interest, if any, in the Leased Property from time to time, (ii) any insurance, and condemnation proceeds and (iii) Successor Landlord’s interest in the Lease (collectively, “Successor Landlord’s Interest”). Tenant shall look exclusively to Successor Landlord’s Interest (or that of its successors and assigns) for payment or discharge of any obligations of Successor Landlord under the Lease as affected by this Agreement. If Tenant obtains any money judgment against Successor Landlord with respect to the Lease or the relationship between Successor Landlord and Tenant, then Tenant shall look solely to Successor Landlord’s Interest (or that of its successors and assigns) to collect such judgment. Tenant shall not collect or attempt to collect any such judgment out of any other assets of Successor Landlord.

(d)	Prior to any attornment, Agent shall not be liable for, nor subject to (a) any accrued obligation of Former Landlord or any act or omission of Former Landlord; (b) any offsets or defenses which Tenant may have by reason of any act or omission of Landlord under the Lease, except as expressly provided in the Lease; nor (c) for the return of any sums which Tenant may have paid to Former Landlord under the Lease as and for security deposits, advance rentals or otherwise, except to the extent that such sums are actually delivered to Agent.

Exhibit G-6

6. Specific Performance. Subject to Section 5(c), the parties are hereby authorized to demand specific performance of this Agreement with respect to the subordination of the Mortgage to the Lease and the rights granted in Section 4(a) and 4(b) at any time when the other shall have failed to comply with such provisions of this Agreement applicable to it. The parties hereby irrevocably waive any such defense based on the adequacy of a remedy at law, which might be asserted as a bar to such remedy of specific performance.

7. Discretionary Acts. Any duty, role, responsibility, action or inaction contemplated or required on the part of Agent hereunder is expressly subject to the terms and conditions of the Credit Agreement, and Agent shall be entitled to all of the rights, powers, benefits, protections, immunities and indemnities granted to it in the Credit Agreement from the Lenders as if explicitly set forth herein; provided, however, the foregoing shall not be deemed to eliminate, modify or reduce the Agent’s obligations to comply with Sections 3(b) and 3(c) of this Agreement. The permissive authorizations, entitlements, powers and rights (including the right to become the Successor Landlord and the exercise of remedies following a Foreclosure Event) granted to Agent herein with respect to actions to be taken or that may be taken by the Agent shall not be construed as duties. Any act or omission to act involving the exercise of discretion by Agent shall be exercised in accordance with the terms of the Credit Agreement. The Agent shall not be deemed to have knowledge of a Foreclosure Event unless it receives written notice thereof The Agent may execute any of its duties under this Agreement by or through agents or attorneys-in-fact and shall not be responsible for the negligence or misconduct of any agents or attorneys in-fact selected by it with reasonable care.

8. Precautionary Deed of Trust in Favor of Tenant. Tenant has filed and recorded a deed of trust made by Landlord to Chicago Title Company for the benefit of Tenant, dated February 8, 2016 and recorded on February 10, 2016 as Document No. 2016-0053696 in the Official Records of San Bernardino County, California (“Tenant Deed of Trust”) on the Leased Property in order to protect Tenant’s rights and interests in the Leased Property. Tenant acknowledges that such Tenant Deed of Trust is and shall at all times be subordinate to the Mortgage. In addition, the Tenant Deed of Trust shall terminate upon the exercise of an Agent Purchase Option and payment to Tenant of the Purchase Price (as defined in the Lease). Upon termination of the Tenant Deed of Trust in accordance with the immediately preceding sentence, Tenant shall execute such documentation reasonably requested by Agent to effectuate such termination.

9. Further Assurances. Tenant and Agent shall cooperate fully with each other in order to promptly and fully carry out the terms and provisions of this Agreement. Each party hereto shall from time to time execute and deliver such other agreements, documents or instruments and take such other actions as may be reasonably necessary or desirable to effectuate the terms of this Agreement.

10. No Waiver. No failure or delay on the part of any party hereto in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder.

Exhibit G-7

11. Notices. All notices, demands and requests required or desired to be given hereunder shall be in writing and given by certified mail (return receipt requested) or by nationally recognized overnight courier service that regularly maintains records of items delivered. Each party’s address is as set forth in the opening paragraph of this Agreement, subject to change by notice under this paragraph. Notices shall be effective the next business day after being sent by overnight courier service, and five business days after being sent by certified mail (return receipt requested):

If to Agent:

B. Riley Securities, Inc.
299 Park Avenue, 21st Floor
New York, New York 10171
Attention: Daniel R. Palmadesso

with a copy to:

Morgan, Lewis & Bockius LLP
1400 Page Mill Road
Palo Alto, CA 94304
Attention: Albert Lung

If to Tenant:

c/o Water Asset Management, LLC
509 Madison Avenue, #804
New York, NY 10022
Attention: Stacy Kincaid

and

Greenberg Traurig, P.A.
401 E. Las Olas Boulevard, Suite 2000
Fort Lauderdale, FL 33301
Attention: Mathew B. Hoffman

or at such other addresses or to the attention of such other persons as may from time to time be designated by the party to be addressed by written notice to the other in the manner herein provided.

12. No Third Party Beneficiary. No person other than the parties hereto and their successors and permitted assigns, shall have any rights under this Agreement.

13. Counterparts. This Agreement may be executed in two or more counterparts each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

14. Amendments. No amendment, supplement, modification, waiver or termination of this Agreement shall be effective against a party against whom the enforcement of such amendment, supplement, modification, waiver or termination would be asserted, unless such amendment, supplement, modification, waiver or termination was made in a writing signed by such party.

Exhibit G-8

15. Interpretations. In case any one or more of the provisions contained in this Agreement, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein, and any other application thereof, shall not in any way be affected or impaired thereby.

16. Successors and Assigns. This Agreement shall bind and inure to the benefit of Tenant, Agent and their respective successors, permitted transferees and assigns. Tenant shall have the right to assign its interest in this Agreement to a successor Tenant (as permitted under the Lease) without the consent of Agent. If Agent assigns the Mortgage, this Agreement shall be automatically assigned to such new holder and upon its written assumption, all liability of the assignor first arising from and after the assignment date shall terminate.

17. Entire Agreement. This Agreement contains the entire agreement of the parties hereto regarding the subordination of the Lease to the Mortgage and the rights and obligations of Tenant and Agent as to the subject matter of this Agreement.

18. Governing Law. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State where the Leased Property is located and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State where the Leased Property is located.

19. No Limitation of Subordination. Agent acknowledges that the subordination of the Loan Documents as described in this Agreement shall in no way be limited, diminished, impaired or otherwise affected by any event, condition, occurrence, circumstance, proceeding, action or failure to act whatsoever, including: (1) any waiver, consent, indulgence, forbearance, lack of diligence, action, or inaction by Landlord in enforcing the Lease and (2) any assignment, conveyance, extinguishment, or other transfer, voluntary or involuntary (whether by operation or law or otherwise), of all or any part of Landlord’s interest in the Leased Property or any Lender’s interest in the Mortgage or any other Loan Documents.

20. Representations. Agent by its execution hereof, represents and warrants to the Tenant and its successors and assigns that as of the date hereof that: (a) the individual signing this Agreement on behalf of Agent has been duly authorized to do so and thereby bind Agent and Lenders; (b) there is no law, contractual obligation or other factor binding upon Agent which would prohibit Agent from entering into this Agreement and/or performing each and every of its obligations hereunder; and (c) no breach or default of any other agreement to which Agent or any Lender is a party and no violation of any applicable law, will result from the authorization, execution, delivery and performance of this Agreement by Agent and Lenders.

Exhibit G-9

21. B. Riley Securities, Inc., as Agent. It is expressly understood and agreed by the parties to this Agreement that (i) B. Riley Securities, Inc. is entering into this Agreement and acting hereunder solely in its capacity as Agent under the Credit Agreement and the Security Agreement (as defined in the Credit Agreement) and (ii) in entering into and acting as Agent hereunder, B. Riley Securities, Inc. shall be afforded all of the rights, protections, benefits, indemnities and immunities granted to the Agent in the Credit Agreement and the Security Agreement (as defined in the Credit Agreement) as if set forth in their entirety herein. Any act, or refusal to act, hereunder requiring the Agent to exercise discretion (including, but not limited to, the exercise of remedies following an Event of Default (as defined in the Credit Agreement)) shall be exercised in accordance with the terms of the Credit Agreement and the Security Agreement (as defined in the Credit Agreement). The permissive authorizations, entitlements, powers and rights granted to the Agent herein (including the right to (i) request any documentation, (ii) request the taking of any action and (iii) exercise any remedies) shall not be construed as duties.

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Exhibit G-10

Exhibit H-1

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of July 2, 2021 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cadiz Inc., a Delaware corporation (“Cadiz”), and Cadiz Real Estate LLC, a Delaware limited liability company (“CRE”; together with Cadiz, the “Borrowers”, each individually, a “Borrower”), the lenders from time to time party hereto (“Lenders”) and B. Riley Securities, Inc., as administrative agent (the “Agent”).

Pursuant to the provisions of Section 2.12 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Agent and the Borrowers with a certificate of its non-U.S. Person status on IRS Form W- 8BEN or W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: ________ __, 20[ ]

Exhibit H-2

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of July 2, 2021 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cadiz Inc., a Delaware corporation (“Cadiz”), and Cadiz Real Estate LLC, a Delaware limited liability company (“CRE”; together with Cadiz, the “Borrowers”, each individually, a “Borrower”), the lenders from time to time party hereto (“Lenders”) and B. Riley Securities, Inc., as administrative agent (the “Agent”).

Pursuant to the provisions of Section 2.12 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c) (3)(A) of the Code, (iii) it is not a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN or W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: ________ __, 20[ ]

Exhibit H-3

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of July 2, 2021 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cadiz Inc., a Delaware corporation (“Cadiz”), and Cadiz Real Estate LLC, a Delaware limited liability company (“CRE”; together with Cadiz, the “Borrowers”, each individually, a “Borrower”), the lenders from time to time party hereto (“Lenders”) and B. Riley Securities, Inc., as administrative agent (the “Agent”).

Pursuant to the provisions of Section 2.12 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date: ________ __, 20[ ]

Exhibit H-4

FORM OF U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Credit Agreement dated as of July 2, 2021 (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Cadiz Inc., a Delaware corporation (“Cadiz”), and Cadiz Real Estate LLC, a Delaware limited liability company (“CRE”; together with Cadiz, the “Borrowers”, each individually, a “Borrower”), the lenders from time to time party hereto (“Lenders”) and B. Riley Securities, Inc., as administrative agent (the “Agent”).

Pursuant to the provisions of Section 2.12 of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of any Borrower within the meaning of Section 881(c)(3)(B) of the Code, and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to any Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Agent and the Borrowers with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or W-8BEN-E or (ii) an IRS Form W- 8IMY accompanied by an IRS Form W-8BEN or W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrowers and the Agent, and (2) the undersigned shall have at all times furnished the Borrowers and the Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date: ________ __, 20[ ]